FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-09128

                                JUNDT FUNDS, INC.
               (Exact name of registrant as specified in charter)

              301 CARLSON PARKWAY, SUITE 120, MINNETONKA, MN 55305
               (Address of principal executive offices) (Zip code)

                                 JAMES R. JUNDT
              301 CARLSON PARKWAY, SUITE 120, MINNETONKA, MN 55305
                     (Name and address of agent for service)

                                 (800) 541-0677
              (Registrant's telephone number, including area code)

Date of fiscal year end: 12/31/03

Date of reporting period: 12/31/03

ITEM 1.  REPORTS TO STOCKHOLDERS.







                                     [LOGO]
                                  JUNDT FUNDS
                            GROWTH WITH AN EDGE(TM)

                                      JUNDT
                                  GROWTH FUND

                                     JUNDT
                                 U.S. EMERGING
                                  GROWTH FUND

                                     JUNDT
                                OPPORTUNITY FUND

                                     JUNDT
                                TWENTY-FIVE FUND

                                     JUNDT
                                    MID-CAP
                                  GROWTH FUND

                                     JUNDT
                                   SCIENCE &
                                TECHNOLOGY FUND


                                  ANNUAL REPORT
                                DECEMBER 31, 2003


                SEARCHING TODAY FOR THE GENIUSES OF TOMORROW(TM)

LETTER TO SHAREHOLDERS


DEAR SHAREHOLDER,
Multiple signs of a healthier economy translated into sharply improved equity markets performance during 2003. The nation's gross domestic product grew at an 8.2% annual growth rate in the third quarter. This was more than double the growth rate in the second quarter of 2003 and represents the fastest quarterly growth rate in nearly 20 years. As a result of 2003's economic momentum, stocks enjoyed their best showing since 1999.

A year ago we wrote that it had appeared to us that the market, at least for growth stocks, had made a bottom on July 24th of the previous summer, a day in which more than 25% of the companies on the New York Stock Exchange (NYSE) hit new lows. The public, and Wall Street in general, was questioning the viability of many companies. The turnaround in investor sentiment has been nothing less than spectacular. All the major indices have made new current cycle highs ten months into the steepest broad-based rise in NYSE stocks in 50 years.

A keen market observer recently described the environment as being the "perfect combination" of strong economic growth, low interest rates, low inflation, and a gradually falling dollar. These factors, coupled with historic productivity numbers, have fostered a sharp increase in corporate profits and a dramatic change in investor psychology. In 2003, 460 of the stocks in the S&P 500 index advanced. Statistics for the NASDAQ composite equities were very similar.

History suggests that this monolithic rise in securities prices won't go on much longer. The recoveries after major lows in 1932 and 1974 (and in 1992 on the Japan Nikkei index) lasted only 6 to 7 months before a correction set in. The current ten-month movement almost equals the two longest previous advances of 11 months. Furthermore, we believe stocks in general, by historical P/E measurement, are no longer undervalued.

The obvious things to worry about include a tighter than currently expected Presidential race, a dollar crisis, terrorist activity, and profit expectations getting ahead of reality. In recent weeks, there have been several instances where companies that failed to meet analyst estimates suffered sharp price declines in their stock.

We have from time to time temporarily increased our cash positions throughout 2003. As a result, the Funds may not have participated in market advances to the same extent that they would have if they had remained more fully invested. As 2003 progressed, we continued to reduce our portfolio's overall invested exposure by shorting S&P 500 and Nasdaq 100 index futures. This positioning, however, resulted in relatively flat to negative performance in the 4th quarter despite the major indices making significant gains (the S&P 500 index gained 12.18% in the 4th quarter of 2003).

The Funds were able to partially overcome the increasingly hedged positions of the portfolios due to significant gains in certain securities. For example, XM Satellite Radio was up 880% in 2003 (the convertible bonds were up 474%). Due to this significant gain, the Funds held the following percentages of their total assets in XM Satellite Radio (common stock and/or convertible bonds) as of December 31, 2003: U.S. Emerging Growth Fund -- 20.7%; Opportunity Fund -- 18.6%; Twenty-Five Fund -- 18.1%; Mid-Cap Growth Fund -- 20.6%; Science & Technology Fund -- 30.4%. The Funds have entered into a significant number of short sale transactions during 2003 in an effort to reduce their overall exposure to this single security. Another example is Charter Communications, which was up 241% in 2003 (the convertible bonds were up 384%). Due to this gain, the Funds held the following percentages of their total assets in Charter Communications (common stock and/or convertible bonds) as of December 31, 2003:
Growth Fund -- 17.9%; U.S. Emerging Growth Fund -- 3.6%; Opportunity Fund -- 12.6%; Twenty-Five Fund -- 10.4%; Mid-Cap Growth -- 7.6%.

As these examples illustrate, the Funds' significant exposure in the national radio and/or cable industries have had a positive impact on performance. During the

LETTER TO SHAREHOLDERS (concluded)


latter part of 2003, primarily as a result of market appreciation, certain Funds' exposure to these industries approached or in some cases exceeded 25% of total assets.

Due to these strong performers, the Opportunity Fund exceeded its primary benchmark indices and peer-group composite and the Mid-Cap Growth Fund exceeded its peer-group composite. The Growth Fund, U.S. Emerging Growth Fund, Twenty-Five Fund and Science & Technology Fund trailed both their primary benchmark indices and peer-group composites because of their significant hedge and cash positions in the portfolios. The Science & Technology Fund's underperformance was also attributed to its unusually high expense ratio (primarily due to its smaller asset base). The Fund's expense ratio (excluding interest expense) increased in 2003 to 8.79% for Class A shares (up from 7.48% in 2002) and to 9.54% for Class B and C shares (up from 8.23% in 2002). The Fund has recently taken action to reduce these expense ratios in 2004.

The outlook for 2004 is positive, in our opinion, because of the economic backdrop. However, the current evaluations and an extremely bullish investor sentiment lead us to believe that 2004 could be a year of psychological swings in the market. This would not be unprecedented. The election years of 1980 and 1984 each had 15% corrections although the results for the years were positive.

The pages that follow contain important information regarding the performance of each Fund for the one-year and five-year periods ending December 31, 2003, as well as over the life of each Fund. Included are the average annual total returns of each Fund's primary benchmark index and the average annual total return of its peer-group composite of mutual funds. Each Fund's past performance is not necessarily an indication of how the Fund will perform in the future, and the performance information does not reflect the deduction of taxes that would be paid on fund distributions or the redemptions of fund shares. You should review the information that relates to your Fund.

Thank you for investing in the Jundt Funds.


Sincerely,

/s/ James R. Jundt

James R. Jundt
Chairman

                 (This page has been left blank intentionally)

JUNDT GROWTH FUND

THE JUNDT GROWTH FUND IS A DIVERSIFIED FUND THAT, IN NORMAL MARKET conditions, maintains a core portfolio of approximately 30 to 50 securities of primarily medium-sized to larger American growth companies. In normal market conditions, the Fund will invest at least half of its portfolio in securities of companies with annual revenues over $750 million, and at least 65% of its total assets in equity investments. The Fund may enter into options and futures transactions to attempt to protect against adverse market price changes when the Fund's investment adviser believes that market conditions make it advisable to do so.


COMPOSITION OF THE FUND'S PORTFOLIO AS OF DECEMBER 31, 2003
(AS A PERCENTAGE OF NET ASSETS)
--------------------------------------------------------------------------------

                                  [PIE CHART]

                        Biotechnology               2.2%
                        Cable                      26.0%
                        Cellular Services           5.9%
                        Computer Hardware           1.0%
                        Computer Services/Software  0.7%
                        Energy                      2.8%
                        Internet Services           0.3%
                        Media                       3.2%
                        Medical Devices             2.0%
                        Miscellaneous               1.3%
                        Pharmaceuticals            13.9%
                        Radio                       2.5%
                        Retail                      5.1%
                        Short-term Securities/
                          Other Assets in excess
                          of Liabilities           33.1%

PERFORMANCE DATA: JUNDT GROWTH FUND

TOTAL RETURN BASED ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------


                              [PLOT POINTS GRAPH]


               JUNDT GROWTH      JUNDT GROWTH
                  FUND(1)           FUND(1)
             (Class 1 shares    (Class 1 shares     RUSSELL          LIPPER
                  without            with         1000 GROWTH   LARGE CAP GROWTH
               sales charge)*     sales charge)    INDEX(2)      FUND INDEX(3)
--------------------------------------------------------------------------------
12/31/1993       $10,000            $10,000         $10,000        $10,000
--------------------------------------------------------------------------------
12/31/2003       $16,143            $15,216         $24,129        $21,136
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
(for periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                                                        SINCE
                                    1-YEAR       5-YEAR   10-YEAR   INCEPTION(4)
--------------------------------------------------------------------------------
 JUNDT GROWTH CLASS A
 Without sales charge*               20.83%       (6.70)%     n/a       3.38%
 With sales charge (a)               13.91        (7.80)      n/a       2.61
--------------------------------------------------------------------------------
 JUNDT GROWTH CLASS B
 Without sales charge**              19.74        (7.42)      n/a       2.61
 With sales charge (b)               13.74        (7.74)      n/a       2.61
--------------------------------------------------------------------------------
 JUNDT GROWTH CLASS C
 Without sales charge**              19.81        (7.39)      n/a       2.65
 With sales charge (c)               18.31        (7.39)      n/a       2.65
--------------------------------------------------------------------------------
 JUNDT GROWTH CLASS I
 Without sales charge*               20.95        (6.48)     4.91%       n/a
 With sales charge (a)               14.01        (7.59)     4.28        n/a
--------------------------------------------------------------------------------
 RUSSELL 1000 GROWTH INDEX           29.75        (5.11)     9.21       6.96
--------------------------------------------------------------------------------
 LIPPER LARGE CAP GROWTH FUND INDEX  26.96        (5.53)     7.77       5.88
--------------------------------------------------------------------------------

* Applicable to investors who purchased shares at net asset value (without sales charges), including, with respect to Class I shares, shareholders who acquired Class I shares upon the Fund's conversion to an open-end fund on December 29, 1995.
** Applicable to investors who purchased shares at net asset value (without sales charges) and were not charged a deferred sales charge.
(a) maximum initial sales charge of 5.75%.
(b) a contingent deferred sales charge of up to 6% will be imposed if shares are redeemed within seven years of purchase.
(c) a contingent deferred sales charge of 1.5% will be imposed if shares are redeemed within eighteen months of purchase.

(1) Total return is based on a hypothetical investment on December 31, 1993. ACTUAL PERFORMANCE OF INVESTORS WILL VARY DEPENDING UPON THE TIMING OF THEIR INVESTMENTS IN THE FUND. Total return assumes reinvestment of all dividends and distributions. One line reflects total return with a deduction of the current maximum initial sales charge of 5.75%, and the other line reflects total return without such charge. Total return prior to December 29, 1995, reflects the Fund's performance as a closed-end fund. As an open-end fund, the Fund incurs certain additional expenses as a result of the continuous offering and redemption of its shares. Since December 29, 1995, the Fund has offered its shares in four classes (currently, Class A, B, C and I). Class A, Class B and Class C performance will vary from Class I performance due to the differences in sales charges and expenses applicable to an investment in such class.
(2) The Russell 1000 Growth Index measures performance of the companies within the Russell 1000 Index (the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is not an actual investment and does not reflect the deductions of sales charges and expenses that mutual fund investors bear.
(3) The Lipper Large Cap Growth Fund Index measures the composite performance of the 30 largest "large cap growth" mutual funds, as categorized by Lipper Analytical Services, Inc. Performance is presented net of the funds' fees and expenses and assumes reinvestment of all dividends and distributions. HOWEVER, APPLICABLE SALES CHARGES ARE NOT TAKEN INTO CONSIDERATION.
(4) Inception date is December 29, 1995, for the Fund's Class A, Class B and Class C shares and for index data.

PAST PERFORMANCE OF THE FUND SHOULD NOT BE CONSIDERED PREDICTIVE OF FUTURE FUND PERFORMANCE. THE RETURN INFORMATION PROVIDED FOR THE FUND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF FUND SHARES WILL FLUCTUATE SO THAT SUCH SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTMENTS IN MEDIUM-CAPITALIZATION COMPANIES MAY EXPERIENCE GREATER DAILY PRICE FLUCTUATIONS THAN INVESTMENTS IN LARGER COMPANIES. INVESTING IN OPTIONS AND FUTURES CONTRACTS INVOLVES ADDITIONAL INVESTMENT RISK.

SCHEDULE OF INVESTMENTS                                        Jundt Growth Fund
                                                               December 31, 2003

COMMON STOCKS
Industry Description and Issue                      Number of Shares           Cost    Market Value(a)
------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY (2.2%)
------------------------------------------------------------------------------------------------------
   Amgen Inc. (b)                                         7,800         $   482,945        $   482,040
   Biogen Idec Inc. (b)                                   2,400              84,532             88,272
                                                                        ------------------------------
                                                                            567,477            570,312
                                                                        ------------------------------
CABLE (16.7%)
------------------------------------------------------------------------------------------------------
   Charter Communications, Inc. -- Class A (b)          586,500           1,662,982          2,357,730
   Comcast Corporation -- Class A (b)                    39,900             949,443          1,248,072
   Cox Communications Inc. -- Class A (b)                21,400             520,821            737,230
                                                                        ------------------------------
                                                                          3,133,246          4,343,032
                                                                        ------------------------------
CELLULAR SERVICES (4.4%)
------------------------------------------------------------------------------------------------------
   AT&T Wireless Services Inc. (b)                      102,400           1,459,729            818,176
   Nextel Communications, Inc. -- Class A (b)            11,600             214,708            325,496
                                                                        ------------------------------
                                                                          1,674,437          1,143,672
                                                                        ------------------------------
COMPUTER HARDWARE (1.0%)
------------------------------------------------------------------------------------------------------
   Intel Corporation                                      8,500             261,937            273,700
                                                                        ------------------------------
                                                                            261,937            273,700
                                                                        ------------------------------
COMPUTER SERVICES/SOFTWARE (0.7%)
------------------------------------------------------------------------------------------------------
   Intuit Inc. (b)                                        3,600             154,406            190,476
                                                                        ------------------------------
                                                                            154,406            190,476
                                                                        ------------------------------
ENERGY (2.8%)
------------------------------------------------------------------------------------------------------
   Schlumberger Limited (g)                              13,200             669,875            722,304
                                                                        ------------------------------
                                                                            669,875            722,304
                                                                        ------------------------------
INTERNET SERVICES (0.3%)
------------------------------------------------------------------------------------------------------
   InterActiveCorp (b)                                    2,200              73,994             74,646
                                                                        ------------------------------
                                                                             73,994             74,646
                                                                        ------------------------------
MEDIA (3.2%)
------------------------------------------------------------------------------------------------------
   The News Corporation Limited ADR (g)                   2,338             100,243             70,724
   The Walt Disney Company                               32,900             666,218            767,557
                                                                        ------------------------------
                                                                            766,461            838,281
                                                                        ------------------------------


See accompanying notes to schedule of investments.                             6

SCHEDULE OF INVESTMENTS (continued)                            Jundt Growth Fund
                                                               December 31, 2003

COMMON STOCKS (CONCLUDED)
Industry Description and Issue                      Number of Shares           Cost    Market Value(a)
------------------------------------------------------------------------------------------------------
MEDICAL DEVICES (2.0%)
------------------------------------------------------------------------------------------------------
   Boston Scientific Corporation (b)                           8,000    $   266,972        $   294,080
   Medtronic, Inc.                                             1,500         65,625             72,915
   Zimmer Holdings, Inc. (b)                                   2,100         88,241            147,840
                                                                        ------------------------------
                                                                            420,838            514,835
                                                                        ------------------------------
MISCELLANEOUS (1.3%)
------------------------------------------------------------------------------------------------------
   Hughes Electronics Corporation (b)                         20,909        510,835            346,044
                                                                        ------------------------------
                                                                            510,835            346,044
                                                                        ------------------------------
PHARMACEUTICALS (13.9%)
------------------------------------------------------------------------------------------------------
   Abbott Laboratories                                        15,800        567,863            736,280
   Allergan, Inc.                                              1,700        128,525            130,577
   Forest Laboratories, Inc. (b)                               3,200        166,854            197,760
   Johnson & Johnson                                          27,500      1,444,635          1,420,650
   Wyeth                                                      27,100      1,138,155          1,150,395
                                                                        ------------------------------
                                                                          3,446,032          3,635,662
                                                                        ------------------------------
RADIO (2.5%)
------------------------------------------------------------------------------------------------------
   Clear Channel Communication, Inc.                          13,800        492,380            646,254
                                                                        ------------------------------
                                                                            492,380            646,254
                                                                        ------------------------------
RETAIL (5.1%)
------------------------------------------------------------------------------------------------------
   Bed Bath & Beyond Inc. (b)                                 13,100        112,797            567,885
   The Home Depot, Inc.                                        2,200         70,008             78,078
   Kohl's Corporation (b)                                      8,000        410,796            359,520
   Lowe's Companies, Inc.                                      1,800         66,791             99,702
   Wal-Mart Stores, Inc.                                       4,200        221,417            222,810
                                                                        ------------------------------
                                                                            881,809          1,327,995
                                                                        ------------------------------
TOTAL COMMON STOCKS (56.1%)                                              13,053,727         14,627,213
                                                                        ==============================


See accompanying notes to schedule of investments.                             7

SCHEDULE OF INVESTMENTS (continued)                            Jundt Growth Fund
                                                               December 31, 2003

CONVERTIBLE BONDS
Industry Description and Issue                      Principal Amount           Cost    Market Value(a)
------------------------------------------------------------------------------------------------------
CABLE (9.3%)
------------------------------------------------------------------------------------------------------
   Charter Communications, 4.75% due 06/01/2006,
    convertible into Charter Communications common
    stock                                                $ 2,717,000    $ 1,441,866        $ 2,418,130
------------------------------------------------------------------------------------------------------
CELLULAR SERVICES (1.5%)
------------------------------------------------------------------------------------------------------
   Nextel Communications, 6.00% due 06/01/2011,
    convertible into Nextel Communications common
    stock (f)                                                323,600        295,918            402,882
                                                                        ------------------------------
TOTAL CONVERTIBLE BONDS (10.8%)                                           1,737,784          2,821,012
                                                                        ==============================

SHORT-TERM SECURITIES
REPURCHASE AGREEMENT (9.6%)
------------------------------------------------------------------------------------------------------
   Repurchase agreement with U.S. Bank, N.A. 0.80%
    acquired on 12/31/03 and due 1/2/04 with proceeds
    of $2,500,111 collateralized by $2,500,000 FGLMC,
    5.00%, due 1/1/2033, value including accrued
    interest, $2,550,581.                                $ 2,500,000    $ 2,500,000        $ 2,500,000
                                                                        ------------------------------
TOTAL SHORT-TERM SECURITIES (9.6%)                                        2,500,000          2,500,000
                                                                        ==============================
   Total investments in securities (76.5%)                              $17,291,511(c)      19,948,225
                                                                        ===========
   Other assets in excess of liabilities (23.5%)                                             6,131,732
                                                                                           -----------
NET ASSETS (100.0%)                                                                        $26,079,957
                                                                                           ===========

Notes to Schedule of Investments:

    Percentage of investments as shown is the ratio of the total market value to total net assets.

    (a) Securities are valued by procedures described in note 2 to the financial statements.
    (b) Presently non-income producing.
    (c) Cost for federal income tax purposes at December 31, 2003 was $18,486,324. The aggregate gross unrealized appreciation and depreciation on investments in securities based on this cost were:
         -----------------------------------------------
         Gross unrealized appreciation      $  2,482,195
         Gross unrealized depreciation        (1,020,294)
                                            ------------
         Net unrealized appreciation        $  1,461,901
         -----------------------------------------------

See accompanying notes to schedule of investments and financial statements.    8

SCHEDULE OF INVESTMENTS (concluded)                            Jundt Growth Fund
                                                               December 31, 2003

    (d) As of December 31, 2003, initial margin deposits of $1,281,000 have been pledged in connection with the following open short futures contracts.

                                                                     UNREALIZED
        CONTRACTS   ISSUE                        MARKET VALUE      DEPRECIATION
        -----------------------------------------------------------------------
        36          S&P 500 -- March 2004         $ 9,995,400        $ (379,205)
        47          Nasdaq 100 -- March 2004        6,913,700          (306,524)
        -----------------------------------------------------------------------
        83                                        $16,909,100        $ (685,729)
        =======================================================================

    (e) Schedule of Options Written

        CONTRACTS (100 SHARES PER CONTRACT)                        MARKET VALUE
        -----------------------------------------------------------------------
        PUT OPTIONS
        XM    Satellite Radio Holdings Inc. -- Class A
        531   Expiration January 2005, Exercise Price $20.00           $153,990
        -----------------------------------------------------------------------
        531   Total Put Options Written (Premiums received $269,204)   $153,990
        =======================================================================

    (f) Restricted security under Rule 144 of the Securities Act of 1933. This security is determined to be liquid by the Fund's investment adviser.

    (g) Represents foreign securities listed directly on a domestic securities exchange or included in the NASDAQ National Market System.

        ADR -- American Depository Receipt









See accompanying notes to financial statements.                                9

JUNDT U.S. EMERGING GROWTH FUND

THE JUNDT U.S. EMERGING GROWTH FUND IS A DIVERSIFIED FUND THAT, IN NORMAL market conditions, maintains a core portfolio of approximately 30 to 50 securities of primarily American emerging growth companies with annual revenues less than $750 million. In normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of such companies. The Fund may enter into options and futures transactions to attempt to protect against adverse market price changes when the Fund's investment adviser believes that market conditions make it advisable to do so.

COMPOSITION OF THE FUND'S PORTFOLIO AS OF DECEMBER 31, 2003
(AS A PERCENTAGE OF NET ASSETS)
--------------------------------------------------------------------------------

                                  [PIE CHART]

                        Biotechnology               8.2%
                        Cable                       7.5%
                        Cellular Services           5.5%
                        Computer Hardware           5.3%
                        Computer Services/Software  8.1%
                        Energy                      4.7%
                        Internet Services           0.5%
                        Internet Technology         1.5%
                        Media                       1.6%
                        Medical Devices             8.7%
                        Miscellaneous               0.9%
                        National Radio             24.9%
                        Other Assets in excess
                          of Liabilities            3.4%
                        Pharmaceuticals             1.4%
                        Radio                       6.0%
                        Restaurants                 9.2%
                        Telecommunication
                          Infrastructure            2.6%

PERFORMANCE DATA: JUNDT U.S. EMERGING GROWTH FUND

TOTAL RETURN BASED ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------


                              [PLOT POINTS GRAPH]


          JUNDT U.S. EMERGING  JUNDT U.S. EMERGING
              GROWTH FUND         GROWTH FUND(1)
            (Class A shares     (Class A shares     RUSSELL          LIPPER
                without              with         2000 GROWTH   SMALL CAP GROWTH
              sales charge)*      sales charge)    INDEX(2)      FUND INDEX(3)
--------------------------------------------------------------------------------
12/31/1993      $10,000             $10,000         $10,000         $10,000
--------------------------------------------------------------------------------
12/31/2003      $25,740             $24,260         $13,277         $17,724


       AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                                                        SINCE
                                           1-YEAR         5-YEAR    INCEPTION(4)
--------------------------------------------------------------------------------
 JUNDT U.S. EMERGING GROWTH CLASS A
 Without sales charge*                      42.66%         (0.62)%      12.55%
 With sales charge (a)                      34.42          (1.79)       11.72
--------------------------------------------------------------------------------
 JUNDT U.S. EMERGING GROWTH CLASS B
 Without sales charge**                     41.69          (1.35)       11.78
 With sales charge (b)                      35.69          (1.86)       11.78
--------------------------------------------------------------------------------
 JUNDT U.S. EMERGING GROWTH CLASS C
 Without sales charge**                     41.74          (1.36)       11.77
 With sales charge (c)                      40.24          (1.36)       11.77
--------------------------------------------------------------------------------
 JUNDT U.S. EMERGING GROWTH CLASS I         43.05          (0.35)       12.90
--------------------------------------------------------------------------------
 RUSSELL 2000 GROWTH INDEX                  48.54           0.86         3.61
--------------------------------------------------------------------------------
 LIPPER SMALL CAP GROWTH FUND INDEX         44.77           6.16         7.42
--------------------------------------------------------------------------------

* Applicable to investors who purchased shares at net asset value (without sales charges).
** Applicable to investors who purchased shares at net asset value (without sales charges) and were not charged a deferred sales charge.
(a) maximum initial sales charge of 5.75%.
(b) a contingent deferred sales charge of up to 6% will be imposed if shares are redeemed within seven years of purchase.
(c) a contingent deferred sales charge of 1.5% will be imposed if shares are redeemed within eighteen months of purchase.

(1) Total return is based on a hypothetical investment at the Fund's inception on January 2, 1996. ACTUAL PERFORMANCE OF INVESTORS WILL VARY DEPENDING UPON THE TIMING OF THEIR INVESTMENTS IN THE FUND. Total return assumes reinvestment of all dividends and distributions. One line reflects total return with a deduction of the current maximum initial sales charge of 5.75%, and the other line reflects total return without such charge. The ending value of investments in the Fund's Class B shares, Class C shares (each reflecting the deduction of the appropriate deferred sales charge, if any) and Class I shares (which are not subject to any sales charges) over the same time period was $24,360, $24,347, and $26,395, respectively. Class B, Class C and Class I performance will vary from Class A performance due to the differences in sales charges and expenses applicable to an investment in each such class.
(2) The Russell 2000 Growth Index measures performance of the companies within the Russell 2000 Index (the 2,000 smallest of the 3,000 largest U.S. companies based on total market capitalization) with relatively higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is not an actual investment and does not reflect the deductions of sales charges and expenses that mutual fund investors bear.
(3) The Lipper Small Cap Growth Fund Index measures the composite performance of the 30 largest "small cap growth" mutual funds, as categorized by Lipper Analytical Services, Inc. Performance is presented net of the funds' fees and expenses and assumes reinvestment of all dividends and distributions. HOWEVER, APPLICABLE SALES CHARGES ARE NOT TAKEN INTO CONSIDERATION.
(4) Inception date is January 2, 1996, for the Fund's shares and the Russell 2000 Growth Index data, and December 29, 1995, for the Lipper Small Cap Growth Fund Index data.

PAST PERFORMANCE OF THE FUND SHOULD NOT BE CONSIDERED PREDICTIVE OF FUTURE FUND PERFORMANCE. THE RETURN INFORMATION PROVIDED FOR THE FUND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF FUND SHARES WILL FLUCTUATE SO THAT SUCH SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTMENTS IN SMALLER-CAPITALIZATION COMPANIES MAY EXPERIENCE GREATER DAILY PRICE FLUCTUATIONS THAN INVESTMENTS IN LARGER COMPANIES. INVESTING IN OPTIONS AND FUTURES CONTRACTS INVOLVES ADDITIONAL INVESTMENT RISK.

SCHEDULE OF INVESTMENTS                          Jundt U.S. Emerging Growth Fund
                                                               December 31, 2003

COMMON STOCKS
Industry Description and Issue                 Number of Shares                Cost    Market Value(a)
------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY (8.2%)
------------------------------------------------------------------------------------------------------
   Angiotech Pharmaceuticals, Inc. (b)(h)                 8,700          $  209,000         $  400,200
   EntreMed, Inc. (b)                                   209,700             642,482            700,398
   Exelixis, Inc. (b)                                   114,000             824,377            807,120
   Telik, Inc. (b)                                        9,900             198,000            227,799
   XOMA Ltd. (b)(h)                                      99,600             884,245            657,360
                                                                         -----------------------------
                                                                          2,758,104          2,792,877
                                                                         -----------------------------
CABLE (7.5%)
------------------------------------------------------------------------------------------------------
   Charter Communications, Inc. -- Class A (b)          366,700             766,920          1,474,134
   Mediacom Communications Corporation (b)              125,900             630,404          1,091,553
                                                                         -----------------------------
                                                                          1,397,324          2,565,687
                                                                         -----------------------------
CELLULAR SERVICES (5.5%)
------------------------------------------------------------------------------------------------------
   Nextel Partners, Inc. -- Class A (b)                 138,500           1,235,288          1,862,825
                                                                         -----------------------------
                                                                          1,235,288          1,862,825
                                                                         -----------------------------
COMPUTER HARDWARE (5.3%)
------------------------------------------------------------------------------------------------------
   Cirrus Logic, Inc. (b)(f)                            178,900             873,287          1,372,163
   Dot Hill Systems Corp. (b)                            29,500             431,434            446,925
                                                                         -----------------------------
                                                                          1,304,721          1,819,088
                                                                         -----------------------------
COMPUTER SERVICES/SOFTWARE (8.1%)
------------------------------------------------------------------------------------------------------
   Immersion Corporation (b)(d)                         419,600           5,233,198          2,496,620
   Plumtree Software, Inc. (b)                           62,200             436,132            292,340
                                                                         -----------------------------
                                                                          5,669,330          2,788,960
                                                                         -----------------------------
ENERGY (4.7%)
------------------------------------------------------------------------------------------------------
   Encore Acquisition Company (b)                        46,100             691,961          1,136,365
   Spinnaker Exploration Company (b)                     15,000             321,350            484,050
                                                                         -----------------------------
                                                                          1,013,311          1,620,415
                                                                         -----------------------------
INTERNET SERVICES (0.5%)
------------------------------------------------------------------------------------------------------
   j2 Global Communications, Inc. (b)                     2,500              62,954             61,925
   Netease.com Inc. ADR (b)(h)                            2,500             110,057             92,250
                                                                         -----------------------------
                                                                            173,011            154,175
                                                                         -----------------------------


See accompanying notes to schedule of investments.                            12

SCHEDULE OF INVESTMENTS (continued)              Jundt U.S. Emerging Growth Fund
                                                               December 31, 2003

COMMON STOCKS (CONTINUED)
Industry Description and Issue                 Number of Shares                Cost    Market Value(a)
------------------------------------------------------------------------------------------------------
INTERNET TECHNOLOGY (1.5%)
------------------------------------------------------------------------------------------------------
   Exult Inc. (b)                                        70,000          $  545,979         $  498,400
                                                                         -----------------------------
                                                                            545,979            498,400
                                                                         -----------------------------
MEDIA (1.6%)
------------------------------------------------------------------------------------------------------
   Paxson Communications Corporation (b)                138,700             697,034            533,995
                                                                         -----------------------------
                                                                            697,034            533,995
                                                                         -----------------------------
MEDICAL DEVICES (8.7%)
------------------------------------------------------------------------------------------------------
  Advanced Neuromodulation Systems, Inc. (b)             3,000              77,983            137,940
   Align Technology, Inc. (b)(f)                         39,900             108,776            659,148
   ATS Medical, Inc. (b)                                 59,700             664,255            241,785
   BioSphere Medical Inc. (b)                            89,600             791,779            357,504
   Cyberonics, Inc. (b)                                   2,500              79,499             80,025
   Intuitive Surgical, Inc. (b)                          87,800           1,580,400          1,500,502
                                                                         -----------------------------
                                                                          3,302,692          2,976,904
                                                                         -----------------------------
MISCELLANEOUS (0.9%)
------------------------------------------------------------------------------------------------------
   TiVo Inc. (b)                                         41,000             241,026            303,400
                                                                         -----------------------------
                                                                            241,026            303,400
                                                                         -----------------------------
NATIONAL RADIO (24.9%)
------------------------------------------------------------------------------------------------------
   XM Satellite Radio Holdings Inc. -- Class A (b)(f)   323,400           3,732,375          8,524,824
                                                                         -----------------------------
                                                                          3,732,375          8,524,824
                                                                         -----------------------------
RADIO (6.0%)
------------------------------------------------------------------------------------------------------
   Entravision Communications Corporation --
    Class A (b)                                         102,000             624,992          1,132,200
   Spanish Broadcasting System, Inc. -- Class A (b)      88,000             709,119            924,000
                                                                         -----------------------------
                                                                          1,334,111          2,056,200
                                                                         -----------------------------
RESTAURANTS (9.2%)
------------------------------------------------------------------------------------------------------
   The Cheesecake Factory Incorporated (b)(f)            23,000             719,162          1,012,690
   Famous Dave's of America, Inc. (b)(d)                339,100             748,726          1,597,161
   Red Robin Gourmet Burgers Inc. (b)                    18,300             451,537            557,052
                                                                         -----------------------------
                                                                          1,919,425          3,166,903
                                                                         -----------------------------


See accompanying notes to schedule of investments.                            13

                                                 Jundt U.S. Emerging Growth Fund
                                                               December 31, 2003


COMMON STOCKS (CONCLUDED)
Industry Description and Issue                 Number of Shares                Cost    Market Value(a)
------------------------------------------------------------------------------------------------------
PHARMACEUTICALS (1.4%)
------------------------------------------------------------------------------------------------------
   The Medicines Company (b)                             16,400         $   328,482        $   483,144
                                                                        ------------------------------
                                                                            328,482            483,144
                                                                        ------------------------------
TELECOMMUNICATION INFRASTRUCTURE (2.6%)
------------------------------------------------------------------------------------------------------
   California Amplifier, Inc. (b)                        64,400             951,903            906,108
                                                                        ------------------------------
                                                                            951,903            906,108
                                                                        ------------------------------
TOTAL COMMON STOCKS (96.6%)                                              26,604,116         33,053,905
                                                                        ==============================
   Total investments in securities (96.6%)                              $26,604,116(c)      33,053,905
                                                                        ===========
   Other assets in excess of liabilities (3.4%)                                              1,146,061
                                                                                           -----------
NET ASSETS (100.0%)                                                                        $34,199,966
                                                                                           ===========

Notes to Schedule of Investments:

    Percentage of investments as shown is the ratio of the total market value to total net assets.

    (a) Securities are valued by procedures described in note 2 to the financial statements.
    (b) Presently non-income producing.
    (c) Cost for federal income tax purposes at December 31, 2003 was $26,747,543. The aggregate gross unrealized appreciation and depreciation on investments in securities based on this cost were:
        -----------------------------------------------
        Gross unrealized appreciation      $ 11,563,752
        Gross unrealized depreciation        (5,257,390)
                                           ------------
        Net unrealized appreciation        $  6,306,362
        -----------------------------------------------





See accompanying notes to schedule of investments and financial statements.   14

SCHEDULE OF INVESTMENTS (concluded)
                                                 Jundt U.S. Emerging Growth Fund
                                                               December 31, 2003

    (d) Investment represents five percent or more of the outstanding voting securities of the issuer, and is or was an affiliate of Jundt U.S. Emerging Growth Fund, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2003.

        The activity for investments in Common Stocks of Affiliates is as follows:

                                              BEGINNING      PURCHASE         SALES        ENDING      DIVIDEND   NET REALIZED
       DESCRIPTION                                 COST          COST          COST          COST        INCOME   GAINS/LOSSES
       -----------------------------------------------------------------------------------------------------------------------
        *Famous Dave's of America, Inc.      $1,120,429    $       --    $  371,703    $  748,726    $       --    $  390,583
        Immersion Corporation                $5,286,212    $   15,516    $   68,530    $5,233,198    $       --    $  (46,763)
       -----------------------------------------------------------------------------------------------------------------------
        Total                                $6,406,641    $   15,516    $  440,233    $5,981,924    $       --    $  343,820
        ======================================================================================================================

     *  Investment was not an affiliate for the entire year.

    (e) As of December 31, 2003, initial margin deposits of $2,757,000 have been pledged in connection with the following open short futures contracts.

                                                                     UNREALIZED
        CONTRACTS  ISSUE                       MARKET VALUE        DEPRECIATION
        -----------------------------------------------------------------------
        57         S&P 500 -- March 2004        $15,826,050      -- $  (600,322)
        123        Nasdaq 100 -- March 2004      18,093,300      --    (777,084)
        -----------------------------------------------------------------------
        Total                                   $33,919,350        $ (1,377,406)
        =======================================================================

    (f) Securities pledged, with a market value of $3,840,767, as collateral for the following short sale open as of December 31, 2003:

        SHARES      ISSUE                                          MARKET VALUE
        -----------------------------------------------------------------------
        242,700     XM Satellite Radio Holdings Inc. -- Class A      $6,397,572
        -----------------------------------------------------------------------
        Total       (Net Proceeds $5,115,707)                        $6,397,572
        =======================================================================

    (g) Schedule of Options Written

        CONTRACTS (100 SHARES PER CONTRACT)                        MARKET VALUE
       ------------------------------------------------------------------------
        CALL OPTIONS
              XM Satellite Radio Holdings Inc. -- Class A
        262   Expiration January 2004, Exercise Price $17.50           $241,040
        -----------------------------------------------------------------------
        262   Total Call Options Written (Premiums received $169,506)  $241,040
        =======================================================================

    (h) Represents foreign securities listed directly on a domestic securities exchange or included in the NASDAQ National Market System.

        ADR -- American Depository Receipt



See accompanying notes to financial statements.                               15

JUNDT OPPORTUNITY FUND

THE JUNDT OPPORTUNITY FUND IS A NON-DIVERSIFIED FUND THAT EMPLOYS AN AGGRESSIVE yet flexible investment program. In normal market conditions, the Fund emphasizes a core portfolio of approximately 30 to 50 securities of primarily American growth companies, without regard to their size. In normal market conditions, at least 65% of the Fund's total assets must be invested in equity investments. The Fund may enter into options and futures transactions to attempt to protect against adverse market price changes when the Fund's investment adviser believes that market conditions make it advisable to do so. In addition, the Fund may employ leverage, sell securities short and buy and sell futures and options contracts on an opportunistic basis to attempt to generate additional investment returns.

COMPOSITION OF THE FUND'S PORTFOLIO AS OF DECEMBER 31, 2003
(AS A PERCENTAGE OF NET ASSETS)
--------------------------------------------------------------------------------

                                  [PIE CHART]

                        Biotechnology               3.2%
                        Cable                      26.2%
                        Cellular Services           6.9%
                        Computer Hardware           1.0%
                        Computer Services/Software  7.4%
                        Internet Services           0.5%
                        Media                       0.3%
                        Medical Devices             1.6%
                        Miscellaneous               1.9%
                        National Radio             24.8%
                        Oil Field Machinery         2.2%
                        Pharmaceuticals            13.4%
                        Retail                      2.9%
                        Short Term Securities/
                          Other Assets in excess
                          of Liabilities            7.6%
                        Telecommunication
                          Infrastructure            0.1%

PERFORMANCE DATA: JUNDT OPPORTUNITY FUND

TOTAL RETURN BASED ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------


                              [PLOT POINTS GRAPH]

                 JUNDT               JUNDT
          OPPORTUNITY FUND(1)  OPPORTUNITY FUND(1)
            (Class A shares      (Class A shares     RUSSELL      RUSSELL        LIPPER
                without               with         1000 GROWTH  3000 GROWTH  MULTI CAP GROWTH
             sales charge)*       sales charge)     INDEX(2)     INDEX(3)      FUND INDEX(4)
---------------------------------------------------------------------------------------------
12/26/1996      $10,000              $10,000         $10,000     $10,000         $10,000
---------------------------------------------------------------------------------------------
12/31/2003      $17,925              $16,895         $13,954     $13,714         $13,509
---------------------------------------------------------------------------------------------


       AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                                                        SINCE
                                           1-YEAR         5-YEAR    INCEPTION(5)
--------------------------------------------------------------------------------
 JUNDT OPPORTUNITY CLASS A
 Without sales charge*                      42.98%         (4.36)%       8.68%
 With sales charge (a)                      34.74          (5.49)        7.76
--------------------------------------------------------------------------------
 JUNDT OPPORTUNITY CLASS B
 Without sales charge**                     41.92          (5.08)        7.88
 With sales charge (b)                      35.92          (5.58)        7.88
--------------------------------------------------------------------------------
 JUNDT OPPORTUNITY CLASS C
 Without sales charge**                     41.96          (5.07)        7.87
 With sales charge (c)                      40.46          (5.07)        7.87
--------------------------------------------------------------------------------
 JUNDT OPPORTUNITY CLASS I                  43.29          (4.11)        8.96
--------------------------------------------------------------------------------
 RUSSELL 1000 GROWTH INDEX                  29.75          (5.11)        4.61
--------------------------------------------------------------------------------
 RUSSELL 3000 GROWTH INDEX                  30.97          (4.69)        4.38
--------------------------------------------------------------------------------
 LIPPER MULTI CAP GROWTH FUND INDEX         35.38          (1.76)        4.87
--------------------------------------------------------------------------------

* Applicable to investors who purchased shares at net asset value (without sales charges).
** Applicable to investors who purchased shares at net asset value (without sales charges) and were not charged a deferred sales charge.
(a) maximum initial sales charge of 5.75%.
(b) a contingent deferred sales charge of up to 6% will be imposed if shares are redeemed within seven years of purchase.
(c) a contingent deferred sales charge of 1.5% will be imposed if shares are redeemed within eighteen months of purchase.

(1) Total return is based on a hypothetical investment at the Fund's inception on December 26, 1996. ACTUAL PERFORMANCE OF INVESTORS WILL VARY DEPENDING UPON THE TIMING OF THEIR INVESTMENTS IN THE FUND. Total return assumes reinvestment of all dividends and distributions. One line reflects total return with a deduction of the current maximum initial sales charge of 5.75%, and the other line reflects total return without such charge. The ending value of investments in the Fund's Class B shares, Class C shares (each reflecting the deduction of the appropriate deferred sales charge, if any) and Class I shares (which are not subject to any sales charges) over the same time period was $17,025, $17,007, and $18,254, respectively. Class B, Class C and Class I performance will vary from Class A performance due to the differences in sales charges and expenses applicable to an investment in each such class.
(2) The Russell 1000 Growth Index measures performance of the companies within the Russell 1000 Index (the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is not an actual investment and does not reflect the deductions of sales charges and expenses that mutual fund investors bear.
(3) The Russell 3000 Growth Index measures performance of the companies within the Russell 3000 Index (the 3,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Growth Index is not an actual investment and does not reflect the deductions of sales charges and expenses that mutual fund investors bear.
(4) The Lipper Multi Cap Growth Fund Index measures the composite performance of the 30 largest "multi cap growth" mutual funds, as categorized by Lipper Analytical Services, Inc. Performance is presented net of the funds' fees and expenses and assumes reinvestment of all dividends and distributions. HOWEVER, APPLICABLE SALES CHARGES ARE NOT TAKEN INTO CONSIDERATION.
(5) Inception date is December 26, 1996, for both the Fund's shares and for index data.

PAST PERFORMANCE OF THE FUND SHOULD NOT BE CONSIDERED PREDICTIVE OF FUTURE FUND PERFORMANCE. THE RETURN INFORMATION PROVIDED FOR THE FUND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF FUND SHARES WILL FLUCTUATE SO THAT SUCH SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTMENTS IN SMALLER- AND MEDIUM- CAPITALIZATION COMPANIES MAY EXPERIENCE GREATER DAILY PRICE FLUCTUATIONS THAN INVESTMENTS IN LARGER COMPANIES. NON-DIVERSIFIED MUTUAL FUNDS MAY EXPERIENCE GREATER PRICE VOLATILITY THAN DIVERSIFIED MUTUAL FUNDS. SELLING SECURITIES SHORT, EMPLOYING LEVERAGE AND INVESTING IN OPTIONS AND FUTURES CONTRACTS INVOLVES ADDITIONAL INVESTMENT RISK.

SCHEDULE OF INVESTMENTS                                   Jundt Opportunity Fund
                                                               December 31, 2003

COMMON STOCKS
Industry Description and Issue                 Number of Shares                Cost    Market Value(a)
------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY (3.2%)
------------------------------------------------------------------------------------------------------
   Amgen Inc. (b)                                        14,200          $  875,242         $  877,560
   Biogen Idec Inc. (b)                                   4,300             151,454            158,154
   Cephalon, Inc. (b)                                     1,200              46,432             58,092
   Exelixis, Inc. (b)                                    49,300             311,150            349,044
   Tularik Inc. (b)                                       5,000              59,018             80,750
                                                                         -----------------------------
                                                                          1,443,296          1,523,600
                                                                         -----------------------------
CABLE (16.5%)
------------------------------------------------------------------------------------------------------
   Charter Communications, Inc. -- Class A (b)          839,700           2,325,150          3,375,594
   Comcast Corporation -- Class A (b)(f)                 80,500           2,030,686          2,518,040
   Cox Communication Inc. -- Class A (b)                 36,900             905,937          1,271,205
   Mediacom Communications Corporation (b)               85,700             470,490            743,019
                                                                         -----------------------------
                                                                          5,732,263          7,907,858
                                                                         -----------------------------
CELLULAR SERVICES (6.9%)
------------------------------------------------------------------------------------------------------
   AT&T Wireless Services Inc. (b)(f)                   185,600           3,251,118          1,482,944
   Nextel Communications, Inc. -- Class A (b)            19,600             369,016            549,976
   Nextel Partners, Inc. -- Class A (b)(f)               85,000             747,546          1,143,250
   Sprint Corp. PCS Group (b)                            29,200             110,134            164,104
                                                                         -----------------------------
                                                                          4,477,814          3,340,274
                                                                         -----------------------------
COMPUTER HARDWARE (1.0%)
------------------------------------------------------------------------------------------------------
   Intel Corporation                                     15,500             477,650            499,100
                                                                         -----------------------------
                                                                            477,650            499,100
                                                                         -----------------------------
COMPUTER SERVICES/SOFTWARE (7.4%)
------------------------------------------------------------------------------------------------------
   Immersion Corporation (b)(d)                         499,100           5,794,469          2,969,645
   i2 Technologies, Inc. (b)                            340,000             467,576            564,400
                                                                         -----------------------------
                                                                          6,262,045          3,534,045
                                                                         -----------------------------
INTERNET SERVICES (0.5%)
------------------------------------------------------------------------------------------------------
   InterActiveCorp (b)                                    4,000             134,535            135,720
   Netease.com Inc. ADR (b)(g)                            2,900             127,776            107,010
                                                                         -----------------------------
                                                                            262,311            242,730
                                                                         -----------------------------
MEDIA (0.3%)
------------------------------------------------------------------------------------------------------
   The News Corporation Limited ADR (g)                   4,226             201,266            127,836
                                                                         -----------------------------
                                                                            201,266            127,836
                                                                         -----------------------------


See accompanying notes to schedule of investments.                            18

SCHEDULE OF INVESTMENTS (continued)                       Jundt Opportunity Fund
                                                               December 31, 2003

COMMON STOCKS (CONCLUDED)
Industry Description and Issue                 Number of Shares                Cost    Market Value(a)
------------------------------------------------------------------------------------------------------
MEDICAL DEVICES (1.6%)
------------------------------------------------------------------------------------------------------
   Boston Scientific Corporation (b)(f)                  14,000         $   467,201       $    514,640
   Zimmer Holdings, Inc. (b)                              3,700             155,756            260,480
                                                                        ------------------------------
                                                                            622,957            775,120
                                                                        ------------------------------
MISCELLANEOUS (1.9%)
------------------------------------------------------------------------------------------------------
   Hughes Electronics Corporation (b)                    37,785           1,025,407            625,342
   Open TV Corp. (b)(g)                                  90,500             377,656            303,175
                                                                        ------------------------------
                                                                          1,403,063            928,517
                                                                        ------------------------------
NATIONAL RADIO (24.8%)
------------------------------------------------------------------------------------------------------
   XM Satellite Radio Holdings Inc. -- Class A (b)(f)   450,200           3,729,109         11,867,272
                                                                        ------------------------------
                                                                          3,729,109         11,867,272
                                                                        ------------------------------
OIL FIELD MACHINERY (2.2%)
------------------------------------------------------------------------------------------------------
   Nabors Industries, Ltd (b)(g)                         12,900             495,124            535,350
   Noble Corporation (b)(g)                              14,000             494,208            500,920
                                                                        ------------------------------
                                                                            989,332          1,036,270
                                                                        ------------------------------
PHARMACEUTICALS (13.4%)
------------------------------------------------------------------------------------------------------
   Abbott Laboratories (f)                               28,400           1,029,731          1,323,440
   Forest Laboratories Inc. (b)(f)                        6,300             328,189            389,340
   Johnson & Johnson (f)                                 50,700           2,642,462          2,619,162
   Wyeth (f)                                             48,600           2,019,760          2,063,070
                                                                        ------------------------------
                                                                          6,020,142          6,395,012
                                                                        ------------------------------
RETAIL (2.9%)
------------------------------------------------------------------------------------------------------
   Costco Wholesale Corporation (b)                       5,200             155,544            193,336
   The Home Depot, Inc.                                   3,900             124,105            138,411
   Kohl's Corporation (b)(f)                             14,700             753,284            660,618
   Wal-Mart Stores, Inc.                                  7,700             405,918            408,485
                                                                        ------------------------------
                                                                          1,438,851          1,400,850
                                                                        ------------------------------
TELECOMMUNICATIONS INFRASTRUCTURE (0.1%)
------------------------------------------------------------------------------------------------------
   Openwave Systems Inc. (b)                              1,400              12,634             15,400
                                                                        ------------------------------
                                                                             12,634             15,400
                                                                        ------------------------------
TOTAL COMMON STOCKS (82.7%)                                              33,072,733         39,593,884
                                                                        ==============================


See accompanying notes to schedule of investments.                            19

SCHEDULE OF INVESTMENTS (continued)                       Jundt Opportunity Fund
                                                               December 31, 2003

CONVERTIBLE BONDS
Industry Description and Issue                                     Principal Amount               Cost      Market Value(a)
---------------------------------------------------------------------------------------------------------------------------
CABLE (9.7%)
---------------------------------------------------------------------------------------------------------------------------
   Charter Communications, 4.75% due 06/01/2006,
    convertible into Charter Communications common stock                $ 5,212,000        $ 2,130,885          $ 4,638,680
                                                                                           --------------------------------
TOTAL CONVERTIBLE BONDS (9.7%)                                                               2,130,885            4,638,680
                                                                                           ================================
SHORT-TERM SECURITIES REPURCHASE AGREEMENT (5.3%)
---------------------------------------------------------------------------------------------------------------------------
   Repurchase agreement with U.S. Bank, N.A. 0.80% acquired on
    12/31/03 and due 1/2/04 with proceeds of $2,509,112
    collateralized by $2,509,000 FGLMC, 5.00%, due 1/1/2033,
    value including accrued interest, $2,559,917                        $ 2,509,000        $ 2,509,000          $ 2,509,000
                                                                                           --------------------------------
TOTAL SHORT-TERM SECURITIES (5.3%)                                                           2,509,000            2,509,000
                                                                                           ================================
   Total investments in securities (97.7%)                                                 $37,712,618(c)        46,741,564
                                                                                           ================================
   Other assets in excess of liabilities (2.3%)                                                                   1,119,263
                                                                                                                -----------
NET ASSETS (100.0%)                                                                                             $47,860,827
                                                                                                                ===========

Notes to Schedule of Investments:

    Percentage of investments as shown is the ratio of the total market value to total net assets.

    (a) Securities are valued by procedures described in note 2 to the financial statements.
    (b) Presently non-income producing.
    (c) Cost for federal income tax purposes at December 31, 2003 was $40,137,566. The aggregate gross unrealized appreciation and depreciation on investments in securities based on this cost were:
        -----------------------------------------------
        Gross unrealized appreciation      $ 12,578,119
        Gross unrealized depreciation        (5,974,121)
                                           ------------
        Net unrealized appreciation        $  6,603,998
        -----------------------------------------------





See accompanying notes to schedule of investments and financial statements.   20

SCHEDULE OF INVESTMENTS (concluded)                       Jundt Opportunity Fund
                                                               December 31, 2003

    (d) Investment represents five percent or more of the outstanding voting securities of the issuer, and is or was an affiliate of Jundt Opportunity Fund, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2003. The activity for investments in Common Stocks of Affiliates is as follows:

                                    BEGINNING        PURCHASE           SALES          ENDING        DIVIDEND    NET REALIZED
        DESCRIPTION                      COST            COST            COST            COST          INCOME          LOSSES
        ---------------------------------------------------------------------------------------------------------------------
        Immersion Corporation      $5,761,160      $  145,952      $  112,643      $5,794,469      $       --      $  (85,433)
        ---------------------------------------------------------------------------------------------------------------------
        Total                      $5,761,160      $  145,952      $  112,643      $5,794,469      $       --      $  (85,433)
        =====================================================================================================================

    (e) As of December 31, 2003, initial margin deposits of $3,085,000 have been pledged in connection with the following open short futures contracts.

                                                                    UNREALIZED
        CONTRACTS   ISSUE                      MARKET VALUE       DEPRECIATION
        ----------------------------------------------------------------------
        55          S&P 500 -- March 2004       $15,270,750       $   (577,957)
        ----------------------------------------------------------------------
        147         Nasdaq 100 -- March 2004     21,623,700           (886,834)
        ----------------------------------------------------------------------
        202                                     $36,894,450       $ (1,464,791)
        ======================================================================

    (f) Securities pledged, with a market value of $12,305,053, as collateral for the following short sales entered into as of December 31, 2003:

        SHARES     ISSUE                                           MARKET VALUE
        -----------------------------------------------------------------------
        50,000     KLA-Tencor Corporation                           $ 2,933,500
        41,000     Kyphon Inc.                                        1,018,030
        7,600      Washington Mutual, Inc.                              304,912
        429,500    XM Satellite Radio Holdings Inc. -- Class A       11,321,620
        -----------------------------------------------------------------------
        Total      (Net Proceeds $13,401,703)                       $15,578,062
        =======================================================================

    (g) Represents foreign securities listed directly on a domestic securities exchange or included in the NASDAQ National Market System.

        ADR -- American Depository Receipt



See accompanying notes to financial statements.                               21

JUNDT TWENTY-FIVE FUND

THE JUNDT TWENTY-FIVE FUND IS A NON-DIVERSIFIED FUND THAT, IN NORMAL MARKET conditions, maintains a more concentrated portfolio of approximately, but not less than, 25 securities of primarily American growth companies, without regard to their size. In normal market conditions, at least 65% of the Fund's total assets must be invested in equity investments. The Fund may enter into options and futures transactions to attempt to protect against adverse market price changes when the Fund's investment adviser believes that market conditions make it advisable to do so. In addition, the Fund may employ leverage, sell securities short and buy and sell futures and options contracts on an opportunistic basis to attempt to generate additional investment returns.

COMPOSITION OF THE FUND'S PORTFOLIO AS OF DECEMBER 31, 2003
(AS A PERCENTAGE OF NET ASSETS)
--------------------------------------------------------------------------------

                                  [PIE CHART]

                        Biotechnology               3.7%
                        Cable                      19.5%
                        Cellular Services           6.3%
                        Computer Hardware           1.1%
                        Computer Services/Software  9.2%
                        Internet Services           0.3%
                        Media                       0.3%
                        Medical Devices             1.7%
                        Miscellaneous               1.4%
                        National Radio             19.4%
                        Oil Field Machinery         2.4%
                        Pharmaceuticals            13.2%
                        Radio                       2.8%
                        Retail                      1.8%
                        Short Term Securities/
                          Other Assets in excess
                          of Liabilities           16.9%

PERFORMANCE DATA: JUNDT TWENTY-FIVE FUND

TOTAL RETURN BASED ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------


                              [PLOT POINTS GRAPH]

                 JUNDT               JUNDT
          TWENTY-FIVE FUND(1)  TWENTY-FIVE FUND(1)
            (Class A shares      (Class A shares     RUSSELL      RUSSELL        LIPPER
                without               with         1000 GROWTH  3000 GROWTH  MULTI CAP GROWTH
             sales charge)*       sales charge)     INDEX(2)     INDEX(3)      FUND INDEX(4)
---------------------------------------------------------------------------------------------
12/31/1997      $10,000              $10,000         $10,000     $10,000         $10,000
---------------------------------------------------------------------------------------------
12/31/2003      $12,285              $11,578         $11,421     $10,669         $10,620
---------------------------------------------------------------------------------------------


       AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                                                        SINCE
                                           1-YEAR         5-YEAR    INCEPTION(5)
--------------------------------------------------------------------------------
 JUNDT TWENTY-FIVE CLASS A
 Without sales charge*                      20.24%         (6.86)%       3.49%
 With sales charge (a)                      13.39          (7.95)        2.47
--------------------------------------------------------------------------------
 JUNDT TWENTY-FIVE CLASS B
 Without sales charge**                     19.43          (7.52)        2.69
 With sales charge (b)                      13.43          (7.91)        2.47
--------------------------------------------------------------------------------
 JUNDT TWENTY-FIVE CLASS C
 Without sales charge**                     19.27          (7.52)        2.72
 With sales charge (c)                      17.77          (7.52)        2.72
--------------------------------------------------------------------------------
 JUNDT TWENTY-FIVE CLASS I                  20.51          (6.59)        3.76
--------------------------------------------------------------------------------
 RUSSELL 1000 GROWTH INDEX                  29.75          (5.11)        1.08
--------------------------------------------------------------------------------
 RUSSELL 3000 GROWTH INDEX                  30.97          (4.69)        1.01
--------------------------------------------------------------------------------
 LIPPER MULTI CAP GROWTH FUND INDEX         35.38          (1.76)        2.24
--------------------------------------------------------------------------------

* Applicable to investors who purchased shares at net asset value (without sales charges).
** Applicable to investors who purchased shares at net asset value (without sales charges) and were not charged a deferred sales charge.
(a) maximum initial sales charge of 5.75%.
(b) a contingent deferred sales charge of up to 6% will be imposed if shares are redeemed within seven years of purchase.
(c) a contingent deferred sales charge of 1.5% will be imposed if shares are redeemed within eighteen months of purchase.

(1) Total return is based on a hypothetical investment at the Fund's inception on December 31, 1997. ACTUAL PERFORMANCE OF INVESTORS WILL VARY DEPENDING UPON THE TIMING OF THEIR INVESTMENTS IN THE FUND. Total return assumes reinvestment of all dividends and distributions. One line reflects total return with a deduction of the current maximum initial sales charge of 5.75%, and the other line reflects total return without such charge. The ending value of investments in the Fund's Class B shares, Class C shares (each reflecting the deduction of the appropriate deferred sales charge, if any) and Class I shares (which are not subject to any sales charges) over the same time period was $11,587, $11,747, and $12,477, respectively. Class B, Class C and Class I performance will vary from Class A performance due to the differences in sales charges and expenses applicable to an investment in each such class.
(2) The Russell 1000 Growth Index measures performance of the companies within the Russell 1000 Index (the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is not an actual investment and does not reflect the deductions of sales charges and expenses that mutual fund investors bear.
(3) The Russell 3000 Growth Index measures performance of the companies within the Russell 3000 Index (the 3,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Growth Index is not an actual investment and does not reflect the deductions of sales charges and expenses that mutual fund investors bear.
(4) The Lipper Multi Cap Growth Fund Index measures the composite performance of the 30 largest "multi cap growth" mutual funds, as categorized by Lipper Analytical Services, Inc. Performance is presented net of the funds' fees and expenses and assumes reinvestment of all dividends and distributions. HOWEVER, APPLICABLE SALES CHARGES ARE NOT TAKEN INTO CONSIDERATION.
(5) Inception date is December 31, 1997, for both the Fund's shares and for index data.

PAST PERFORMANCE OF THE FUND SHOULD NOT BE CONSIDERED PREDICTIVE OF FUTURE FUND PERFORMANCE. THE RETURN INFORMATION PROVIDED FOR THE FUND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF FUND SHARES WILL FLUCTUATE SO THAT SUCH SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTMENTS IN SMALLER- AND MEDIUM- CAPITALIZATION COMPANIES MAY EXPERIENCE GREATER DAILY PRICE FLUCTUATIONS THAN INVESTMENTS IN LARGER COMPANIES. NON-DIVERSIFIED MUTUAL FUNDS MAY EXPERIENCE GREATER PRICE VOLATILITY THAN DIVERSIFIED MUTUAL FUNDS. SELLING SECURITIES SHORT, EMPLOYING LEVERAGE AND INVESTING IN OPTIONS AND FUTURES CONTRACTS INVOLVES ADDITIONAL INVESTMENT RISK.

SCHEDULE OF INVESTMENTS                                   Jundt Twenty-Five Fund
                                                               December 31, 2003

COMMON STOCKS
Industry Description and Issue                 Number of Shares                Cost    Market Value(a)
------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY (3.7%)
------------------------------------------------------------------------------------------------------
   Amgen Inc. (b)                                         3,600          $  223,153         $  222,480
   Biogen Idec Inc. (b)                                   1,100              38,744             40,458
   Flamel Technologies S.A. ADR (b)(h)                    5,400             149,535            144,666
                                                                         -----------------------------
                                                                            411,432            407,604
                                                                         -----------------------------
CABLE (19.5%)
------------------------------------------------------------------------------------------------------
   Charter Communications, Inc. -- Class A (b)          307,200             870,861          1,234,944
   Comcast Corporation -- Class A (b)(f)                 18,500             434,309            578,680
   Cox Communication Inc. -- Class A (b)                 10,000             239,714            344,500
                                                                         -----------------------------
                                                                          1,544,884          2,158,124
                                                                         -----------------------------
CELLULAR SERVICES (4.8%)
------------------------------------------------------------------------------------------------------
   AT&T Wireless Services Inc. (b)                       61,700           1,204,113            492,983
   Sprint Corp. PCS Group (b)                             7,100              28,817             39,902
                                                                         -----------------------------
                                                                          1,232,930            532,885
                                                                         -----------------------------
COMPUTER HARDWARE (1.1%)
------------------------------------------------------------------------------------------------------
   Intel Corporation                                      3,700             114,020            119,140
                                                                         -----------------------------
                                                                            114,020            119,140
                                                                         -----------------------------
COMPUTER SERVICES/SOFTWARE (9.2%)
------------------------------------------------------------------------------------------------------
   Affiliated Computer Services, Inc. -- Class A (b)      3,100             146,867            168,826
   Immersion Corporation (b)(d)                         126,800           2,728,333            754,460
   Intuit Inc. (b)                                        1,700              72,868             89,947
                                                                         -----------------------------
                                                                          2,948,068          1,013,233
                                                                         -----------------------------
INTERNET SERVICES (0.3%)
------------------------------------------------------------------------------------------------------
   InterActiveCorp (b)                                    1,000              33,634             33,930
                                                                         -----------------------------
                                                                             33,634             33,930
                                                                         -----------------------------
MEDIA (0.3%)
------------------------------------------------------------------------------------------------------
   The News Corporation Limited ADR (h)                   1,049              18,810             31,732
                                                                         -----------------------------
                                                                             18,810             31,732
                                                                         -----------------------------


See accompanying notes to schedule of investments.                            24

SCHEDULE OF INVESTMENTS (continued)                       Jundt Twenty-Five Fund
                                                               December 31, 2003

COMMON STOCKS (CONCLUDED)
Industry Description and Issue                 Number of Shares                Cost    Market Value(a)
------------------------------------------------------------------------------------------------------
MEDICAL DEVICES (1.7%)
------------------------------------------------------------------------------------------------------
   Boston Scientific Corporation (b)                      3,400          $  113,463         $  124,984
   Zimmer Holdings, Inc. (b)                                900              37,604             63,360
                                                                         -----------------------------
                                                                            151,067            188,344
                                                                         -----------------------------
MISCELLANEOUS (1.4%)
------------------------------------------------------------------------------------------------------
   Hughes Electronics Corporation (b)                     9,384              95,880            155,305
                                                                         -----------------------------
                                                                             95,880            155,305
                                                                         -----------------------------
NATIONAL RADIO (4.9%)
------------------------------------------------------------------------------------------------------
   XM Satellite Radio Holdings Inc. -- Class A (b)       20,500             162,029            540,380
                                                                         -----------------------------
                                                                            162,029            540,380
                                                                         -----------------------------
OIL FIELD MACHINERY (2.4%)
------------------------------------------------------------------------------------------------------
   Nabors Industries, Ltd (b)(h)                          3,300             126,660            136,950
   Noble Corporation (b)(h)                               3,500             123,552            125,230
                                                                         -----------------------------
                                                                            250,212            262,180
                                                                         -----------------------------
PHARMACEUTICALS (13.2%)
------------------------------------------------------------------------------------------------------
   Abbott Laboratories                                    6,800             242,815            316,880
   Johnson & Johnson                                     12,200             641,198            630,252
   Wyeth                                                 12,200             510,963            517,890
                                                                         -----------------------------
                                                                          1,394,976          1,465,022
                                                                         -----------------------------
RADIO (2.8%)
------------------------------------------------------------------------------------------------------
   Clear Channel Communications, Inc.                     6,700             239,376            313,761
                                                                         -----------------------------
                                                                            239,376            313,761
                                                                         -----------------------------
RETAIL (1.8%)
------------------------------------------------------------------------------------------------------
   Costco Wholesale Corporation (b)                       1,800              64,666             66,924
   The Home Depot, Inc.                                   1,000              31,820             35,490
   Wal-Mart Stores, Inc.                                  1,900             100,154            100,795
                                                                         -----------------------------
                                                                            196,640            203,209
                                                                         -----------------------------
TOTAL COMMON STOCKS (67.1%)                                               8,793,958          7,424,849
                                                                         =============================


See accompanying notes to schedule of investments.                            25

SCHEDULE OF INVESTMENTS (continued)                       Jundt Twenty-Five Fund
                                                               December 31, 2003

CONVERTIBLE BONDS
Industry Description and Issue                 Principal Amount                Cost    Market Value(a)
------------------------------------------------------------------------------------------------------
CELLULAR SERVICES (1.5%)
------------------------------------------------------------------------------------------------------
   Nextel Communications, Inc., 6.00% due
    06/01/2011, convertible into Nextel
    Communications common stock (g)                 $   135,200         $   120,560         $  168,324
------------------------------------------------------------------------------------------------------
NATIONAL RADIO (14.5%)
------------------------------------------------------------------------------------------------------
   XM Satellite Radio Holdings Inc, 7.75%
    due 03/01/2006, convertible into XM
    Satellite Radio Holdings common stock               734,000             734,000          1,601,955
                                                                        ------------------------------
                                                                            854,560          1,770,279
                                                                        ------------------------------
TOTAL CONVERTIBLE BONDS (16.0%)                                             854,560          1,770,279
                                                                        ==============================

SHORT-TERM SECURITIES

Industry Description and Issue                 Principal Amount                Cost    Market Value(a)
------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (14.0%)
------------------------------------------------------------------------------------------------------
   Repurchase agreement with U.S. Bank, N.A.
    0.80% acquired on 12/31/03 and due 1/2/04
    with proceeds of $1,543,069 collateralized
    by $1,543,000 FGCI, 5.50%, due 4/1/2017,
    value including accrued interest, $ 1,573,793   $ 1,543,000         $ 1,543,000        $ 1,543,000
                                                                        ------------------------------
TOTAL SHORT-TERM SECURTIES (14.0%)                                        1,543,000          1,543,000
                                                                        ==============================
   Total investments in securities (97.1%)                              $11,191,518(c)      10,738,128
                                                                        ==============================
   Other assets in excess of liabilities (2.9%)                                                323,114
                                                                                           -----------
NET ASSETS (100.0%)                                                                        $11,061,242
                                                                                           ===========

Notes to Schedule of Investments:

    Percentage of investments as shown is the ratio of the total market value to total net assets.

    (a) Securities are valued by procedures described in note 2 to the financial statements.
    (b) Presently non-income producing.
    (c) Cost for federal income tax purposes at December 31, 2003 was $12,252,257. The aggregate gross unrealized appreciation and depreciation on investments in securities based on this cost were:
        -----------------------------------------------
        Gross unrealized appreciation      $  1,246,381
        Gross unrealized depreciation        (2,760,510)
                                           ------------
        Net unrealized depreciation        $ (1,514,129)
        -----------------------------------------------

See accompanying notes to schedule of investments and financial statements.   26

SCHEDULE OF INVESTMENTS (concluded)                       Jundt Twenty-Five Fund
                                                               December 31, 2003


    (d) Investment represents five percent or more of the outstanding voting securities of the issuer, and is or was an affiliate of the Jundt Twenty-Five Fund, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2003.

        The activity for investments in Common Stocks of Affiliates is as follows:

                                    BEGINNING      PURCHASE        SALES        ENDING      DIVIDEND   NET REALIZED
        DESCRIPTION                   COST           COST          COST          COST        INCOME       LOSSES
        -----------------------------------------------------------------------------------------------------------
        Immersion Corporation      $2,758,642    $    5,603    $   35,912    $2,728,333    $       --    $  (28,052)
        -----------------------------------------------------------------------------------------------------------
        Total                      $2,758,642    $    5,603    $   35,912    $2,728,333    $       --    $  (28,052)
        ===========================================================================================================

    (e) As of December 31, 2003, initial margin deposits of $693,000 have been pledged in connection with the following open short futures contracts.

                                                                    UNREALIZED
        CONTRACTS   ISSUE                       MARKET VALUE      DEPRECIATION
        ----------------------------------------------------------------------
        18          S&P 500 -- March 2004         $4,997,700        $ (190,111)
        27          Nasdaq 100 -- March 2004       3,971,700          (171,370)
        ----------------------------------------------------------------------
        Total                                     $8,969,400        $ (361,481)
        ======================================================================

    (f) Securities pledged, with a market value of $519,414, as collateral for the following short sale open as of December 31, 2003:

        SHARES     ISSUE                                         MARKET VALUE
        ---------------------------------------------------------------------
        19,300     XM Satellite Radio Holdings Inc. -- Class A       $508,748
        ---------------------------------------------------------------------
        Total     (Net Proceeds $368,973)                            $508,748
        =====================================================================

    (g) Restricted security under Rule 144 of the Securities Act of 1933. This security is determined to be liquid by the Fund's investment adviser.

    (h) Represents foreign securities listed directly on a domestic securities exchange or included in the NASDAQ National Market System.

        ADR -- American Depository Receipt





See accompanying notes to schedule of investments and financial statements.   27

JUNDT MID-CAP GROWTH FUND

THE JUNDT MID-CAP GROWTH FUND IS A NON-DIVERSIFIED FUND THAT, IN NORMAL market conditions, maintains a core portfolio of approximately 30 to 50 securities of primarily medium-sized American growth companies. These companies are those with market capitalizations that fall within the same range as the companies in the S&P Mid-Cap 400 Index. In normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of such companies. However, the Fund may also invest in companies with market capitalizations that fall outside this range. The Fund may enter into options and futures transactions to attempt to protect against adverse market price changes when the Fund's investment adviser believes that market conditions make it advisable to do so. In addition, the Fund may employ leverage, sell securities short and buy and sell futures and options contracts on an opportunistic basis to attempt to generate additional investment returns.

COMPOSITION OF THE FUND'S PORTFOLIO AS OF DECEMBER 31, 2003
(AS A PERCENTAGE OF NET ASSETS)
--------------------------------------------------------------------------------

                                  [PIE CHART]

                        Biotechnology               7.1%
                        Cable                      11.3%
                        Cellular Services           7.1%
                        Computer Hardware           7.9%
                        Computer Services/Software  1.5%
                        Energy                      2.1%
                        Healthcare Services         1.0%
                        Internet Services           2.1%
                        Internet Technology         1.5%
                        Medical Devices             2.1%
                        Miscellaneous               0.4%
                        National Radio             24.7%
                        Oil Field Machinery         2.2%
                        Pharmaceuticals             1.3%
                        Radio                       2.7%
                        Restaurants                 9.1%
                        Retail                      2.4%
                        Semiconductors              2.3%
                        Short Term Securities/
                          Other Assets in excess
                          of Liabilities            8.7%
                        Telecommunication
                          Infrastructure            2.5%

PERFORMANCE DATA: JUNDT MID-CAP GROWTH FUND

TOTAL RETURN BASED ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------


                              [PLOT POINTS GRAPH]

             JUNDT MID CAP     JUNDT MID CAP
             GROWTH FUND(1)    GROWTH FUND(1)
            (Class A shares    (Class A shares     RUSSELL MID CAP        LIPPER
                without             with               GROWTH         MULTI CAP GROWTH
             sales charge)*     sales charge)         INDEX(2)          FUND INDEX(3)
--------------------------------------------------------------------------------------
6/30/2000      $10,000            $10,000             $10,000            $10,000
--------------------------------------------------------------------------------------
12/31/2003     $ 8,425            $ 7,941             $ 6,436            $ 6,148
--------------------------------------------------------------------------------------


       AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2003)
--------------------------------------------------------------------------------

                                                                SINCE
                                                1-YEAR      INCEPTION(4)
       -----------------------------------------------------------------
        JUNDT MID-CAP GROWTH CLASS A
        Without sales charge*                    37.31%         (4.77)%
        With sales charge (a)                    29.37          (6.37)
       -----------------------------------------------------------------
        JUNDT MID-CAP GROWTH CLASS B
        Without sales charge**                   36.28          (5.48)
        With sales charge (b)                    30.28          (6.53)
       -----------------------------------------------------------------
        JUNDT MID-CAP GROWTH CLASS C
        Without sales charge**                   36.11          (5.51)
        With sales charge (c)                    34.61          (5.51)
       -----------------------------------------------------------------
        JUNDT MID-CAP GROWTH CLASS I             37.73          (4.51)
       -----------------------------------------------------------------
        RUSSELL MIDCAP GROWTH INDEX              40.06          (11.82)
       -----------------------------------------------------------------
        LIPPER MID-CAP GROWTH FUND INDEX         35.42          (12.98)
       -----------------------------------------------------------------

* Applicable to investors who purchased shares at net asset value (without sales charges).
** Applicable to investors who purchased shares at net asset value (without sales charges) and were not charged a deferred sales charge.
(a) maximum initial sales charge of 5.75%.
(b) a contingent deferred sales charge of up to 6% will be imposed if shares are redeemed within seven years of purchase.
(c) a contingent deferred sales charge of 1.5% will be imposed if shares are redeemed within eighteen months of purchase.

(1) Total return is based on a hypothetical investment at the Fund's inception on June 30, 2000. ACTUAL PERFORMANCE OF INVESTORS WILL VARY DEPENDING UPON THE TIMING OF THEIR INVESTMENTS IN THE FUND. Total return assumes reinvestment of all dividends and distributions. Investments in IPOs, during a period favorable for IPO investing, contributed substantially to the quoted performance of Jundt Mid-Cap Growth Fund for the period ended December 31, 2000. Several other factors also contributed to the Fund's higher return in 2000, including its shorter operating history and smaller asset base. There is no assurance that conditions will exist in the future that will have a similar effect on performance. One line reflects total return with a deduction of the current maximum initial sales charge of 5.75%, and the other line reflects total return without such charge. The ending value of investments in the Fund's Class B shares, Class C shares (each reflecting the deduction of the appropriate deferred sales charge, if any) and Class I shares (which are not subject to any sales charges) over the same time period was $7,893, $8,198, and $8,508, respectively. Class B, Class C and Class I performance will vary from Class A performance due to the differences in sales charges and expenses applicable to an investment in each such class.
(2) The Russell Midcap Growth Index measures performance of the companies within the Russell Midcap Index (the 800 smallest companies in the Russell 1000 Index, which includes the 1,000 largest U.S. companies based on total market capitalization) with relatively higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index is not an actual investment and does not reflect the deductions of sales charges and expenses that mutual fund investors bear.
(3) The Lipper Mid-Cap Growth Fund Index measures the composite performance of the 30 largest "mid-cap growth" mutual funds, as categorized by Lipper Analytical Services, Inc. Performance is presented net of the funds' fees and expenses and assumes reinvestment of all dividends and distributions. HOWEVER, APPLICABLE SALES CHARGES ARE NOT TAKEN INTO CONSIDERATION.
(4) Inception date is June 30, 2000, for both the Fund's shares and for index data.

PAST PERFORMANCE OF THE FUND SHOULD NOT BE CONSIDERED PREDICTIVE OF FUTURE FUND PERFORMANCE. THE RETURN INFORMATION PROVIDED FOR THE FUND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF FUND SHARES WILL FLUCTUATE SO THAT SUCH SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTMENTS IN SMALLER- AND MEDIUM- CAPITALIZATION COMPANIES MAY EXPERIENCE GREATER DAILY PRICE FLUCTUATIONS THAN INVESTMENTS IN LARGER COMPANIES. NON-DIVERSIFIED MUTUAL FUNDS MAY EXPERIENCE GREATER PRICE VOLATILITY THAN DIVERSIFIED MUTUAL FUNDS. SELLING SECURITIES SHORT, EMPLOYING LEVERAGE AND INVESTING IN OPTIONS AND FUTURES CONTRACTS INVOLVES ADDITIONAL INVESTMENT RISK.

SCHEDULE OF INVESTMENTS                                Jundt Mid-Cap Growth Fund
                                                               December 31, 2003

COMMON STOCKS
Industry Description and Issue                 Number of Shares                Cost    Market Value(a)
------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY (7.1%)
------------------------------------------------------------------------------------------------------
   Angiotech Pharmaceuticals, Inc. (b)(g)                 1,800            $ 56,573           $ 82,800
   Biogen Idec Inc. (b)                                     700              24,483             25,746
   Cephalon, Inc. (b)                                     1,800              73,372             87,138
   Geron Corporation (b)                                  5,900              92,835             58,823
   Telik, Inc. (b)                                        2,000              40,000             46,020
   XOMA Ltd. (b)(g)                                      33,600             267,826            221,760
                                                                           ---------------------------
                                                                            555,089            522,287
                                                                           ---------------------------
CABLE (11.3%)
------------------------------------------------------------------------------------------------------
   Charter Communications, Inc. -- Class A (b)          166,800             530,891            670,536
   Insight Communications Company, Inc. (b)              15,000             206,378            154,650
                                                                           ---------------------------
                                                                            737,269            825,186
                                                                           ---------------------------
CELLULAR SERVICES (7.1%)
------------------------------------------------------------------------------------------------------
   Nextel Partners, Inc. -- Class A (b)(e)               37,000             235,329            497,650
   Sprint Corp. PCS Group (b)                             4,300              17,361             24,166
                                                                           ---------------------------
                                                                            252,690            521,816
                                                                           ---------------------------
COMPUTER HARDWARE (7.9%)
------------------------------------------------------------------------------------------------------
   Cirrus Logic, Inc. (b)                                33,000             162,030            253,110
   Dot Hill Systems Corp. (b)                            11,200             164,717            169,680
   Lexmark International, Inc. (b)                          600              36,144             47,184
   Network Appliance, Inc. (b)                            1,600              16,576             32,848
   PMC -- Sierra Inc. (b)                                 3,800              57,385             76,570
                                                                           ---------------------------
                                                                            436,852            579,392
                                                                           ---------------------------
COMPUTER SERVICES/SOFTWARE (1.5%)
------------------------------------------------------------------------------------------------------
   Intuit Inc. (b)                                        1,000              42,919             52,910
   Mercury Interactive Corporation (b)                    1,200              39,775             58,368
                                                                           ---------------------------
                                                                             82,694            111,278
                                                                           ---------------------------
ENERGY (2.1%)
------------------------------------------------------------------------------------------------------
   GlobalSantaFe Corporation (g)                          6,200             152,945            153,946
                                                                           ---------------------------
                                                                            152,945            153,946
                                                                           ---------------------------


See accompanying notes to schedule of investments.                            30

SCHEDULE OF INVESTMENTS (continued)                    Jundt Mid-Cap Growth Fund
                                                               December 31, 2003

COMMON STOCKS (CONTINUED)
Industry Description and Issue                 Number of Shares                Cost    Market Value(a)
------------------------------------------------------------------------------------------------------
HEALTHCARE SERVICES (1.0%)
------------------------------------------------------------------------------------------------------
   Triad Hospitals, Inc. (b)                              2,300          $   76,797         $   76,521
                                                                           ---------------------------
                                                                             76,797             76,521
                                                                           ---------------------------
INTERNET SERVICES (2.1%)
------------------------------------------------------------------------------------------------------
   j2 Global Communications, Inc. (b)                     3,100              76,594             76,787
   Netease.com Inc. ADR (b)(g)                            2,000              76,908             73,800
                                                                           ---------------------------
                                                                            153,502            150,587
                                                                           ---------------------------
INTERNET TECHNOLOGY (1.5%)
------------------------------------------------------------------------------------------------------
   Siebel Systems, Inc. (b)                               8,200              69,858            113,734
                                                                           ---------------------------
                                                                             69,858            113,734
                                                                           ---------------------------
MEDICAL DEVICES (2.1%)
------------------------------------------------------------------------------------------------------
   Align Technology, Inc. (b)                             2,000              21,030             33,040
   Cyberonics, Inc. (b)                                   2,800              84,950             89,628
   Zimmer Holdings, Inc. (b)                                500              21,024             35,200
                                                                           ---------------------------
                                                                            127,004            157,868
                                                                           ---------------------------
MISCELLANEOUS (0.4%)
------------------------------------------------------------------------------------------------------
   Harman International Industries, Incorporated            400               6,462             29,592
                                                                           ---------------------------
                                                                              6,462             29,592
                                                                           ---------------------------
NATIONAL RADIO (24.7%)
------------------------------------------------------------------------------------------------------
   XM Satellite Holdings Inc. -- Class A (b)(e)          68,700             643,803          1,810,932
                                                                           ---------------------------
                                                                            643,803          1,810,932
                                                                           ---------------------------
OIL FIELD MACHINERY (2.2%)
------------------------------------------------------------------------------------------------------
   Nabors Industries, Ltd (b)(g)                          2,000              76,763             83,000
   Noble Corporation (b)(g)                               2,200              77,661             78,716
                                                                           ---------------------------
                                                                            154,424            161,716
                                                                           ---------------------------
PHARMACEUTICALS (1.3%)
------------------------------------------------------------------------------------------------------
   The Medicines Company (b)                              3,300              63,737             97,218
                                                                           ---------------------------
                                                                             63,737             97,218
                                                                           ---------------------------


See accompanying notes to schedule of investments.                            31

SCHEDULE OF INVESTMENTS (continued)                    Jundt Mid-Cap Growth Fund
                                                               December 31, 2003

COMMON STOCKS (CONCLUDED)
Industry Description and Issue                 Number of Shares                Cost    Market Value(a)
------------------------------------------------------------------------------------------------------
RADIO (2.7%)
------------------------------------------------------------------------------------------------------
   Entravision Communications Corporation --
    Class A (b)                                           1,200          $   10,542         $   13,320
   Spanish Broadcasting System, Inc. -- Class A (b)      17,300             152,869            181,650
                                                                         -----------------------------
                                                                            163,411            194,970
                                                                         -----------------------------
RETAIL (2.4%)
------------------------------------------------------------------------------------------------------
   Polo Ralph Lauren Corporation                          4,500             110,635            129,600
   Whole Foods Market, Inc.                                 700              37,139             46,991
                                                                         -----------------------------
                                                                            147,774            176,591
                                                                         -----------------------------
RESTAURANTS (9.1%)
------------------------------------------------------------------------------------------------------
   The Cheesecake Factory Incorporated (b)(e)             6,600             212,744            290,598
   Panera Bread Company -- Class A (b)                    2,300              93,243             90,919
   P.F. Chang's China Bistro, Inc. (b)                    3,400             159,296            172,992
   Red Robin Gourmet Burgers Inc. (b)                     3,600              88,827            109,584
                                                                         -----------------------------
                                                                            554,110            664,093
                                                                         -----------------------------
SEMICONDUCTORS (2.3%)
------------------------------------------------------------------------------------------------------
   ESS Technology Inc. (b)                                9,800             110,011            166,698
                                                                         -----------------------------
                                                                            110,011            166,698
                                                                         -----------------------------
TELECOMMUNICATION INFRASTRUCTURE (2.5%)
------------------------------------------------------------------------------------------------------
   California Amplifier, Inc. (b)                        13,100             193,632            184,317
                                                                         -----------------------------
                                                                            193,632            184,317
                                                                         -----------------------------
TOTAL COMMON STOCKS (91.3%)                                               4,682,064          6,698,742
                                                                         =============================


See accompanying notes to schedule of investments.                            32

SCHEDULE OF INVESTMENTS (concluded)                    Jundt Mid-Cap Growth Fund
                                                               December 31, 2003

SHORT-TERM SECURITIES
Industry Description and Issue                 Principal Amount                Cost    Market Value(a)
------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (7.0%)
------------------------------------------------------------------------------------------------------
   Repurchase agreement with U.S. Bank, N.A.
    0.80% acquired on 12/31/03 and due 1/2/04
    with proceeds of $513,023 collateralized
    by $513,000 FGCI, 5.50%, due 4/1/2017,
    value including accrued interest, $523,373       $  513,000          $  513,000         $  513,000
                                                                         -----------------------------
TOTAL SHORT-TERM SECURITIES (7.0%)                                          513,000            513,000
                                                                         =============================
   Total investments in securities (98.3%)                               $5,195,064(c)       7,211,742
                                                                         ==========
   Other assets in excess of liabilities (1.7%)                                                125,325
                                                                                            ----------
NET ASSETS (100.0%)                                                                         $7,337,067
                                                                                            ==========

Notes to Schedule of Investments:

    Percentage of investments as shown is the ratio of the total market value to total net assets.

    (a) Securities are valued by procedures described in note 2 to the financial statements.

    (b) Presently non-income producing.

    (c) Cost for federal income tax purposes at December 31, 2003 was $5,989,506. The aggregate gross unrealized appreciation and depreciation on investments in securities based on this cost were:
         ---------------------------------------------
        Gross unrealized appreciation      $1,388,544
        Gross unrealized depreciation        (166,308)
                                           ----------
        Net unrealized appreciation        $1,222,236
        ---------------------------------------------

    (d) As of December 31, 2003, initial margin deposits of $508,000 have been pledged in connection with the following open short futures contracts.

                                                                     UNREALIZED
        CONTRACTS     ISSUE                       MARKET VALUE     DEPRECIATION
        -----------------------------------------------------------------------
        13            S&P 500 -- March 2004         $3,609,450       $ (126,194)
        20            Nasdaq 100 -- March 2004       2,942,000         (136,737)
        -----------------------------------------------------------------------
        33                                          $6,551,450       $ (262,931)
        =======================================================================

    (e) Securities and other assets pledged, with a market value of $820,555, as collateral for the following short sale open as of December 31, 2003:

        SHARES     ISSUE                                           MARKET VALUE
        -----------------------------------------------------------------------
        48,000     XM Satellite Radio Holdings Inc. -- Class A       $1,265,280
        -----------------------------------------------------------------------
        Total      (Net Proceeds $1,013,419)                         $1,265,280
        =======================================================================

    (f) Schedule of Options Written

        CONTRACTS (100 SHARES PER CONTRACT)          MARKET VALUE
        ---------------------------------------------------------
        CALL OPTIONS
             XM Satellite Radio Holdings Inc. --
             Class A Expiration January 2004,
        53   Exercise Price $17.50                        $48,760
        ---------------------------------------------------------
             Total Call Options Written (premiums
        53   received $34,289)                             48,760
        =========================================================

    (g) Represents foreign securities listed directly on a domestic securities exchange or included in the NASDAQ National Market System.

        ADR -- American Depository Receipt


See accompanying notes to schedule of investments and financial statements.   33

JUNDT SCIENCE & TECHNOLOGY FUND

THE JUNDT SCIENCE & TECHNOLOGY FUND IS A NON-DIVERSIFIED FUND THAT, IN normal market conditions, maintains a core portfolio of approximately 30 to 50 securities of primarily American growth companies, without regard to their size, that design, develop, manufacture or sell science or technology-related products or services. Some of the industries in which the Fund may invest include the computer software and hardware, semiconductor, electronics, communications, information services, media, biotechnology, life science and healthcare, chemicals and synthetic materials and e-commerce industries. In normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of such companies. The Fund may enter into options and futures transactions to attempt to protect against adverse market price changes when the Fund's investment adviser believes that market conditions make it advisable to do so. In addition, the Fund may employ leverage, sell securities short and buy and sell futures and options contracts on an opportunistic basis to attempt to generate additional investment returns.

COMPOSITION OF THE FUND'S PORTFOLIO AS OF DECEMBER 31, 2003
(AS A PERCENTAGE OF NET ASSETS)
--------------------------------------------------------------------------------

                                  [PIE CHART]

                        Biotechnology               10.6%
                        Cable                       10.7%
                        Cellular Services            6.2%
                        Computer Hardware            6.9%
                        Computer Services/Software  12.4%
                        Internet Services            0.3%
                        Internet Technology          1.5%
                        Liabilities in excess
                          of Other Assets          -13.9%
                        Medical Devices              9.0%
                        National Radio              42.9%
                        Pharmaceuticals              8.0%
                        Semiconductors               2.9%
                        Telecommunication
                          Infrastructure             2.5%

PERFORMANCE DATA: JUNDT SCIENCE & TECHNOLOGY FUND

TOTAL RETURN BASED ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------


                              [PLOT POINTS GRAPH]


            JUNDT SCIENCE &    JUNDT SCIENCE &
          TECHNOLOGY FUND)(1) TECHNOLOGY FUND)(1)
            (Class A shares    (Class A shares      NASDAQ       LIPPER SCIENCE
                without             with          COMPOSITE       & TECHNOLOGY
             sales charge)*     sales charge)      INDEX(2)       FUND INDEX(4)
--------------------------------------------------------------------------------
6/30/2000       $10,000            $10,000         $10,000           $10,000
--------------------------------------------------------------------------------
12/31/2003      $ 5,930            $ 5,589         $ 5,051           $ 3,706
--------------------------------------------------------------------------------


       AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2003)
--------------------------------------------------------------------------------

                                                                    SINCE
                                                   1-YEAR       INCEPTION(4)
    ------------------------------------------------------------------------
     JUNDT SCIENCE & TECHNOLOGY CLASS A
     Without sales charge*                          24.84%         (13.85)%
     With sales charge (a)                          17.66          (15.30)
    ------------------------------------------------------------------------
     JUNDT SCIENCE & TECHNOLOGY CLASS B
     Without sales charge**                         23.55          (14.52)
     With sales charge (b)                          17.55          (15.51)
    ------------------------------------------------------------------------
     JUNDT SCIENCE & TECHNOLOGY CLASS C
     Without sales charge**                         23.55          (14.52)
     With sales charge (c)                          22.05          (14.52)
    ------------------------------------------------------------------------
     JUNDT SCIENCE & TECHNOLOGY CLASS I             25.10          (13.65)
    ------------------------------------------------------------------------
     NASDAQ COMPOSITE INDEX                         50.01          (17.73)
    ------------------------------------------------------------------------
     LIPPER SCIENCE & TECHNOLOGY FUND INDEX         51.31          (24.69)
    ------------------------------------------------------------------------

 * Applicable to investors who purchased shares at net asset value (without sales charges).
** Applicable to investors who purchased shares at net asset value (without sales charges) and were not charged a deferred sales charge.
(a) maximum initial sales charge of 5.75%.
(b) a contingent deferred sales charge of up to 6% will be imposed if shares are redeemed within seven years of purchase.
(c) a contingent deferred sales charge of 1.5% will be imposed if shares are redeemed within eighteen months of purchase.

(1) Total return is based on a hypothetical investment at the Fund's inception on June 30, 2000. ACTUAL PERFORMANCE OF INVESTORS WILL VARY DEPENDING UPON THE TIMING OF THEIR INVESTMENTS IN THE FUND. Total return assumes reinvestment of all dividends and distributions. Investments in IPOs, during a period favorable for IPO investing, contributed substantially to the quoted performance of Jundt Science & Technology Fund for the period ended December 31, 2000. Several other factors also contributed to the Fund's higher return in 2000, including its shorter operating history and smaller asset base. There is no assurance that conditions will exist in the future that will have a similar effect on performance. One line reflects total return with a deduction of the current maximum initial sales charge of 5.75%, and the other line reflects total return without such charge. The ending value of investments in the Fund's Class B shares, Class C shares (each reflecting the deduction of the appropriate deferred sales charge, if any) and Class I shares (which are not subject to any sales charges) over the same time period was $5,539, $5,770, and $5,980, respectively. Class B, Class C and Class I performance will vary from Class A performance due to the differences in sales charges and expenses applicable to an investment in each such class.
(2) The NASDAQ Composite Index measures the composite performance of domestic common stocks traded on the regular NASDAQ market, as well as the National Market System traded foreign common stocks and ADRS. The NASDAQ Composite Index is not an actual investment and does not reflect the deduction of sales charges and expenses that mutual fund investors bear.
(3) The Lipper Science & Technology Fund Index measures the composite performance of the 30 largest "science & technology" mutual funds, as categorized by Lipper Analytical Services, Inc. Performance is presented net of the funds' fees and expenses and assumes reinvestment of all dividends and distributions. HOWEVER, APPLICABLE SALES CHARGES ARE NOT TAKEN INTO CONSIDERATION.
(4) Inception date is June 30, 2000, for both the Fund's shares and for index data.

PAST PERFORMANCE OF THE FUND SHOULD NOT BE CONSIDERED PREDICTIVE OF FUTURE FUND PERFORMANCE. THE RETURN INFORMATION PROVIDED FOR THE FUND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF FUND SHARES WILL FLUCTUATE SO THAT SUCH SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTMENTS IN SMALLER- AND MEDIUM- CAPITALIZATION COMPANIES MAY EXPERIENCE GREATER DAILY PRICE FLUCTUATIONS THAN INVESTMENTS IN LARGER COMPANIES. NON-DIVERSIFIED MUTUAL FUNDS MAY EXPERIENCE GREATER PRICE VOLATILITY THAN DIVERSIFIED MUTUAL FUNDS. SELLING SECURITIES SHORT, EMPLOYING LEVERAGE AND INVESTING IN OPTIONS AND FUTURES CONTRACTS INVOLVES ADDITIONAL INVESTMENT RISK.

SCHEDULE OF INVESTMENTS                          Jundt Science & Technology Fund
                                                               December 31, 2003

COMMON STOCKS
Industry Description and Issue                 Number of Shares                Cost    Market Value(a)
------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY (10.6%)
------------------------------------------------------------------------------------------------------
   Amgen Inc. (b)                                           600            $ 37,428           $ 37,080
   Biogen Idec Inc. (b)                                     200               6,995              7,356
   EntreMed, Inc. (b)                                    12,700              39,961             42,418
   Flamel Technologies S.A. ADR (b)(h)                    1,000              27,691             26,790
   Geron Corporation (b)                                  1,800              28,323             17,946
   Telik, Inc. (b)                                          600              12,000             13,806
   XOMA Ltd. (b)(h)                                       5,900              52,665             38,940
                                                                           ---------------------------
                                                                            205,063            184,336
                                                                           ---------------------------
CABLE (10.7%)
------------------------------------------------------------------------------------------------------
   Comcast Corporation -- Class A (b)                     4,400             122,144            137,632
   Mediacom Communications Corporation (b)                5,600              34,655             48,552
                                                                           ---------------------------
                                                                            156,799            186,184
                                                                           ---------------------------
CELLULAR SERVICES (6.2%)
------------------------------------------------------------------------------------------------------
   AT&T Wireless Inc. (b)                                12,700             197,568            101,473
   Sprint Corp PCS Group (b)                              1,200               4,574              6,744
                                                                           ---------------------------
                                                                            202,142            108,217
                                                                           ---------------------------
COMPUTER HARDWARE (6.9%)
------------------------------------------------------------------------------------------------------
   Cirrus Logic, Inc. (b)                                10,200              50,082             78,234
   Dot Hill Systems Corp. (b)                             1,400              20,725             21,210
   Intel Corporation                                        600              18,490             19,320
                                                                           ---------------------------
                                                                             89,297            118,764
                                                                           ---------------------------
COMPUTER SERVICES/SOFTWARE (12.4%)
------------------------------------------------------------------------------------------------------
   Affiliated Computer Services, Inc. -- Class A (b)        600              28,470             32,676
   Immersion Corporation (b)(d)                          22,400             270,453            133,280
   IMPAC Medical Systems, Inc. (b)                        1,300              26,603             33,228
   Intuit Inc. (b)                                          300              12,825             15,873
                                                                           ---------------------------
                                                                            338,351            215,057
                                                                           ---------------------------
INTERNET SERVICES (0.3%)
------------------------------------------------------------------------------------------------------
   j2 Global Communications, Inc. (b)                       200               5,282              4,954
                                                                           ---------------------------
                                                                              5,282              4,954
                                                                           ---------------------------


See accompanying notes to schedule of investments.                            36

SCHEDULE OF INVESTMENTS (continued)              Jundt Science & Technology Fund
                                                               December 31, 2003

COMMON STOCKS (CONCLUDED)
Industry Description and Issue                 Number of Shares                Cost    Market Value(a)
------------------------------------------------------------------------------------------------------
INTERNET TECHNOLOGY (1.5%)
------------------------------------------------------------------------------------------------------
   Siebel Systems, Inc. (b)                               1,800          $   14,100         $   24,966
                                                                         -----------------------------
                                                                             14,100             24,966
                                                                         -----------------------------
MEDICAL DEVICES (9.0%)
------------------------------------------------------------------------------------------------------
   Advanced Neuromodulation Systems, Inc. (b)               300               7,798             13,794
   Align Technology, Inc. (b)                             1,000               2,777             16,520
   Boston Scientific Corporation (b)                        600              20,023             22,056
   Cyberonics, Inc. (b)(f)                                  800              24,249             25,608
   Intuitive Surgical, Inc. (b)                           3,750              54,800             64,088
   Zimmer Holdings, Inc. (b)                                200               8,439             14,080
                                                                         -----------------------------
                                                                            118,086            156,146
                                                                         -----------------------------
NATIONAL RADIO (42.9%)
------------------------------------------------------------------------------------------------------
   XM Satellite Radio Holdings Inc. -- Class A (b)(f)    28,300             274,104            745,988
                                                                         -----------------------------
                                                                            274,104            745,988
                                                                         -----------------------------
PHARMACEUTICALS (8.0%)
------------------------------------------------------------------------------------------------------
   Forest Laboratories, Inc. (b)                            200              10,224             12,360
   The Medicines Company (b)                              1,000              18,066             29,460
   Wyeth                                                  2,300              94,538             97,635
                                                                         -----------------------------
                                                                            122,828            139,455
                                                                         -----------------------------
SEMICONDUCTORS (2.9%)
------------------------------------------------------------------------------------------------------
   ESS Technology Inc. (b)                                3,000              33,677             51,030
                                                                         -----------------------------
                                                                             33,677             51,030
                                                                         -----------------------------
TELECOMMUNICATION INFRASTRUCTURE (2.5%)
------------------------------------------------------------------------------------------------------
   California Amplifier, Inc. (b)                         3,100              45,821             43,617
                                                                         -----------------------------
                                                                             45,821             43,617
                                                                         -----------------------------
TOTAL COMMON STOCKS (113.9%)                                              1,605,550          1,978,714
                                                                         =============================
   Total investments in securities (113.9%)                              $1,605,550(c)       1,978,714
                                                                         ==========
   Liabilities in excess of other assets (-13.9%)                                             (241,206)
                                                                                            ----------
NET ASSETS (100.0%)                                                                         $1,737,508
                                                                                            ==========


See accompanying notes to schedule of investments.                            37

SCHEDULE OF INVESTMENTS (continued)              Jundt Science & Technology Fund
                                                               December 31, 2003

Notes to Schedule of Investments:

    Percentage of investments as shown is the ratio of the total market value to total net assets.

    (a) Securities are valued by procedures described in note 2 to the financial statements.
    (b) Presently non-income producing.
    (c) Cost for federal income tax purposes at December 31, 2003, was $1,774,787. The aggregate gross unrealized appreciation and depreciation on investments in securities based on this cost were:
        ---------------------------------------------
        Gross unrealized appreciation      $  473,732
        Gross unrealized depreciation        (269,805)
                                           ----------
        Net unrealized appreciation        $  203,927
        ---------------------------------------------

    (d) Investment represents five percent or more of the outstanding voting securities of the issuer, and is or was an affiliate of Jundt Science & Technology Fund, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2003.

        The activity for investments in Common Stocks of Affiliates is as follows:

                                                                                                NET
                                  BEGINNING    PURCHASE       SALES      ENDING    DIVIDEND    REALIZED
        DESCRIPTION                    COST        COST        COST        COST      INCOME      LOSSES
        -----------------------------------------------------------------------------------------------
        Immersion Corporation      $272,616    $    862    $  3,025    $270,453    $     --    $ (1,816)
        -----------------------------------------------------------------------------------------------
        Total                      $272,616    $    862    $  3,025    $270,453    $     --    $ (1,816)
        ===============================================================================================

    (e) As of December 31, 2003, initial margin deposits of $137,000 have been pledged in connection with the following open short futures contracts.

                                                                     UNREALIZED
        CONTRACTS   ISSUE                        MARKET VALUE      DEPRECIATION
        -----------------------------------------------------------------------
        2           S&P 500 -- March 2004          $  555,300         $ (20,332)
        7           Nasdaq 100 -- March 2004        1,029,700           (44,814)
        -----------------------------------------------------------------------
        9                                          $1,585,000         $ (65,146)
        =======================================================================

    (f) Securities and other assets pledged, with a market value of $340,133, as collateral for the following short sale open as of December 31, 2003:

        SHARES       ISSUE                                         MARKET VALUE
        -----------------------------------------------------------------------
        14,200       XM Satellite Radio Holdings Inc. -- Class A       $374,312
        -----------------------------------------------------------------------
        Total        (Net Proceeds $299,813)                           $374,312
        =======================================================================



See accompanying notes to financial statements.                               38

SCHEDULE OF INVESTMENTS (concluded)
                                                 Jundt Science & Technology Fund
                                                               December 31, 2003

    (g) Schedule of Options Written

        CONTRACTS (100 SHARES PER CONTRACT)                        MARKET VALUE
        -----------------------------------------------------------------------
        CALL OPTIONS
                      XM Satellite Radio Holdings Inc. --
                      Class A Expiration January 2004,
        15            Exercise Price $17.50                            $13,800
        ----------------------------------------------------------------------
                      Total Put Options Written (Premiums
        15            received $9,705)                                 $13,800
        ======================================================================

    (h) Represents foreign securities listed directly on a domestic securities exchange or included in the NASDAQ National Market System.

        ADR -- American Depository Receipt





















See accompanying notes to financial statements.                               39

FINANCIAL STATEMENTS                                           December 31, 2003

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                             Jundt  U.S.
                                                                                  Jundt       Emerging
                                                                               Growth Fund   Growth Fund
--------------------------------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------------------------------
  Investment in securities of unaffiliated issuers, at market value (note 2)
    including repurchase agreements of $2,500,000, $0, $2,509,000, $1,543,000,
    $513,000 and $0, respectively (identified cost: $17,291,511, $20,622,192,
    $31,918,419, $8,463,185, $5,195,064 and $1,335,097,
    respectively)                                                              $19,948,225   $30,557,285
   Investment in securities of affiliated issuers, at market value (note 2)
    (identified cost: $0, $5,232,918, $5,794,469, $2,728,333, $0 and
    $270,453 respectively)                                                              --     2,496,620
   Cash                                                                          6,659,964     2,785,426
   Receivable for securities sold                                                       --            --
   Receivable for capital shares sold                                                   --        92,038
   Receivable from brokers for proceeds on securities sold short                        --     5,113,910
   Receivable for variation margin on futures contracts                                 --         1,725
   Dividends and accrued interest receivable                                        22,888            --
   Prepaid expenses and other assets                                                33,865        37,166
                                                                               -------------------------
   Total assets                                                                 26,664,942    41,084,170
                                                                               -------------------------

LIABILITIES
--------------------------------------------------------------------------------------------------------
   Common stocks sold short, at market value (proceeds -- $0, $5,115,707,
    $13,401,703, $368,973, $1,013,419 and $299,813, respectively)                       --     6,397,572
   Options written, at market value (premiums received -- $269,204,
    $169,506, $0, $0, $34,289, and $9,705 respectively)                            153,990       241,040
   Loans payable (note 5)                                                               --            --
   Payable for securities purchased                                                267,196            --
   Payable for capital shares redeemed                                              41,485        77,139
   Payable for variation margin on futures contracts                                 9,650            --
   Accrued investment advisory fee                                                  22,439        31,054
   Accrued administration fee                                                        8,554        12,177
   Accrued distribution fee                                                          1,458        21,433
   Interest payable (note 5)                                                            --            --
   Other accrued expenses and liabilities                                           80,213       103,789
                                                                               -------------------------
   Total liabilities                                                               584,985     6,884,204
                                                                               -------------------------
   Net assets applicable to outstanding capital stock                          $26,079,957   $34,199,966
                                                                               =========================


--------------------------------------------------------------------------------
See accompanying notes to financial statements.                               40

FINANCIAL STATEMENTS                                           December 31, 2003

                                                                                                              Jundt          Jundt
                                                                                  Jundt         Jundt        Mid-Cap       Science &
                                                                               Opportunity   Twenty-Five     Growth       Technology
                                                                                   Fund          Fund         Fund          Fund
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------------------------------
  Investment in securities of unaffiliated issuers, at market value (note 2)
    including repurchase agreements of $2,500,000, $0, $2,509,000, $1,543,000,
    $513,000 and $0, respectively (identified cost: $17,291,511, $20,622,192,
    $31,918,419, $8,463,185, $5,195,064 and $1,335,097,
    respectively)                                                              $43,771,919   $ 9,983,668   $ 7,211,742   $ 1,845,434
   Investment in securities of affiliated issuers, at market value (note 2)
    (identified cost: $0, $5,232,918, $5,794,469, $2,728,333, $0 and
    $270,453 respectively)                                                       2,969,645       754,460            --       133,280
   Cash                                                                          3,079,276       688,455       508,601       153,170
   Receivable for securities sold                                                1,819,005            --            --            --
   Receivable for capital shares sold                                               96,980            --        18,841            --
   Receivable from brokers for proceeds on securities sold short                11,994,077       370,115     1,013,069       300,153
   Receivable for variation margin on futures contracts                             11,575            --            --           992
   Dividends and accrued interest receivable                                        21,380        20,513           546            --
   Prepaid expenses and other assets                                                23,244        35,415        18,010        17,970
                                                                               -----------------------------------------------------
   Total assets                                                                 63,787,101    11,852,626     8,770,809     2,450,999
                                                                               -----------------------------------------------------

LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
   Common stocks sold short, at market value (proceeds -- $0, $5,115,707,
    $13,401,703, $368,973, $1,013,419 and $299,813, respectively)               15,578,062       508,748     1,265,280       374,312
   Options written, at market value (premiums received -- $269,204,
    $169,506, $0, $0, $34,289, and $9,705 respectively)                                 --            --        48,760        13,800
   Loans payable (note 5)                                                               --            --            --       228,000
   Payable for securities purchased                                                     --            --            --            --
   Payable for capital shares redeemed                                              95,126       208,288        81,355        78,747
   Payable for variation margin on futures contracts                                    --         3,600         2,425            --
   Accrued investment advisory fee                                                  53,476        12,840         8,303         2,276
   Accrued administration fee                                                       13,981         5,781         3,420         2,768
   Accrued distribution fee                                                         22,890         5,951         3,778           762
   Interest payable (note 5)                                                            --            --            --           275
   Other accrued expenses and liabilities                                          162,739        46,176        20,421        12,551
                                                                               -----------------------------------------------------
   Total liabilities                                                            15,926,274       791,384     1,433,742       713,491
                                                                               -----------------------------------------------------
   Net assets applicable to outstanding capital stock                          $47,860,827   $11,061,242   $ 7,337,067    $1,737,508
                                                                               =====================================================


--------------------------------------------------------------------------------
See accompanying notes to financial statements.                               41

FINANCIAL STATEMENTS (continued)                               December 31, 2003

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

                                                                                               Jundt  U.S.
                                                                                  Jundt         Emerging
                                                                               Growth Fund     Growth Fund
----------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF
----------------------------------------------------------------------------------------------------------
   Capital stock (note 1)                                                      $ 45,256,840   $ 71,066,834
   Accumulated net investment loss                                                       --       (377,778)
   Accumulated net realized loss on investments                                 (21,263,082)   (40,208,074)
   Net unrealized appreciation (depreciation) on:
    Investments                                                                   2,656,714      6,449,789
    Short sale positions                                                                 --     (1,281,865)
    Written options                                                                 115,214        (71,534)
    Futures contracts                                                              (685,729)    (1,377,406)
                                                                               ---------------------------
   Total, representing net assets applicable to outstanding capital stock      $ 26,079,957   $ 34,199,966
                                                                               ===========================
   Net assets applicable to outstanding Class A shares                         $    715,770   $ 10,109,587
                                                                               ===========================
   Net assets applicable to outstanding Class B shares                         $  1,263,828   $ 14,513,145
                                                                               ===========================
   Net assets applicable to outstanding Class C shares                         $    289,953   $  7,286,334
                                                                               ===========================
   Net assets applicable to outstanding Class I shares                         $ 23,810,406   $  2,290,900
                                                                               ===========================

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE:
----------------------------------------------------------------------------------------------------------
   Class A shares of capital stock outstanding:
    102,871; 819,266; 1,232,823; 261,301; 470,048
    and 85,113, respectively                                                   $       6.96   $      12.34
                                                                               ===========================
   Class B shares of capital stock outstanding:
    198,374; 1,252,495; 1,463,878; 585,547; 368,000
    and 30,416, respectively                                                   $       6.37   $      11.59
                                                                               ===========================
   Class C shares of capital stock outstanding:
    45,248; 629,310; 718,287; 247,689; 67,809
    and 78,774, respectively                                                   $       6.41   $      11.58
                                                                               ===========================
   Class I shares of capital stock outstanding:
    3,325,344; 179,583; 952,915; 335,482; 15,891
    and 100,850, respectively                                                  $       7.16   $      12.76
                                                                               ===========================



--------------------------------------------------------------------------------
See accompanying notes to financial statements.                               42

FINANCIAL STATEMENTS (continued)                               December 31, 2003

                                                                                                            Jundt         Jundt
                                                                              Jundt          Jundt         Mid-Cap       Science &
                                                                           Opportunity    Twenty-Five       Growth       Technology
                                                                              Fund            Fund          Fund          Fund
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF
-----------------------------------------------------------------------------------------------------------------------------------
   Capital stock (note 1)                                                 $110,266,252   $ 34,832,297   $ 15,461,662   $  6,517,005
   Accumulated net investment loss                                            (138,441)            --             --             --
   Accumulated net realized loss on investments                            (67,654,780)   (22,816,409)    (9,612,010)    (5,008,921)
   Net unrealized appreciation (depreciation) on:
    Investments                                                              9,028,946       (453,390)     2,016,678        373,164
    Short sale positions                                                    (2,176,359)      (139,775)      (251,861)       (74,499)
    Written options                                                                 --             --        (14,471)        (4,095)
    Futures contracts                                                       (1,464,791)      (361,481)      (262,931)       (65,146)
                                                                          ------------   ------------   ------------   ------------
   Total, representing net assets applicable to outstanding capital stock $ 47,860,827   $ 11,061,242   $  7,337,067   $  1,737,508
                                                                          ============   ============   ============   ============
   Net assets applicable to outstanding Class A shares                    $ 13,818,411   $  2,081,024   $  3,787,680   $    504,317
                                                                          ============   ============   ============   ============
   Net assets applicable to outstanding Class B shares                    $ 15,557,019   $  4,389,010   $  2,888,103   $    175,613
                                                                          ============   ============   ============   ============
   Net assets applicable to outstanding Class C shares                    $  7,603,937   $  1,870,591   $    531,873   $    454,875
                                                                          ============   ============   ============   ============
   Net assets applicable to outstanding Class I shares                    $ 10,881,460   $  2,720,617   $    129,411   $    602,703
                                                                          ============   ============   ============   ============

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE:
-----------------------------------------------------------------------------------------------------------------------------------
   Class A shares of capital stock outstanding:
    102,871; 819,266; 1,232,823; 261,301; 470,048
    and 85,113, respectively                                              $      11.21   $       7.96   $       8.06   $       5.93
                                                                          ============   ============   ============   ============
   Class B shares of capital stock outstanding:
    198,374; 1,252,495; 1,463,878; 585,547; 368,000
    and 30,416, respectively                                              $      10.63   $     7.50     $       7.85   $       5.77
                                                                          ============   ============   ============   ============
   Class C shares of capital stock outstanding:
    45,248; 629,310; 718,287; 247,689; 67,809
    and 78,774, respectively                                              $      10.59   $     7.55     $       7.84   $       5.77
                                                                          ============   ============   ============   ============
   Class I shares of capital stock outstanding:
    3,325,344; 179,583; 952,915; 335,482; 15,891
    and 100,850, respectively                                             $      11.42   $     8.11     $       8.14   $       5.98
                                                                          ============   ============   ============   ============


--------------------------------------------------------------------------------
See accompanying notes to financial statements.                               43

FINANCIAL STATEMENTS (continued)                                      Year Ended
                                                               December 31, 2003

STATEMENTS OF OPERATIONS

                                                                     Jundt
                                                     Jundt       U.S. Emerging
                                                  Growth Fund     Growth Fund
------------------------------------------------------------------------------
INCOME
------------------------------------------------------------------------------
   Interest                                        $  492,526       $   29,030
   Dividends                                          113,732              300
   Other income                                         8,570            7,173
                                                   ---------------------------
                                                      614,828           36,503
                                                   ---------------------------
EXPENSES (NOTE 4)
------------------------------------------------------------------------------
   Investment advisory fees                           271,915          351,016
   Transfer agent fees                                 90,801          141,820
   Administrative fees                                 45,270           50,108
   Accounting fees                                     47,572           52,929
   Registration fees                                   41,666           27,940
   Legal fees                                          33,678           37,925
   Reports to shareholders                             14,384           17,005
   Directors' fees                                     23,016           29,239
   Custodian fees                                      11,695           10,521
   Audit fees                                          22,916           31,844
   Account maintenance fees:
    Class A                                             2,076           28,992
    Class B                                             3,016           34,351
    Class C                                               801           17,755
   Distribution fees:
    Class B                                             9,047          103,054
    Class C                                             2,403           53,265
   Other                                               20,181           30,283
                                                   ---------------------------
    Total expenses before interest                    640,437        1,018,047
                                                   ---------------------------
   Interest expense (note 5)                               --               --
   Dividends on short sale positions                    1,266               --
                                                   ---------------------------
    Total expenses after interest expense and
     dividends on short sale positions                641,703        1,018,047
                                                   ---------------------------
   Net investment loss                             $  (26,875)      $ (981,544)
                                                   ===========================


--------------------------------------------------------------------------------
See accompanying notes to financial statements.                               44

FINANCIAL STATEMENTS (continued)                                      Year Ended
                                                               December 31, 2003

                                                      Jundt           Jundt          Jundt            Jundt
                                                   Opportunity     Twenty-Five      Mid-Cap         Science &
                                                      Fund            Fund        Growth Fund    Technology Fund
----------------------------------------------------------------------------------------------------------------
INCOME
----------------------------------------------------------------------------------------------------------------
   Interest                                        $  939,159       $  100,404       $   19,994       $    1,826
   Dividends                                          146,412           48,290            1,418            6,294
   Other income                                        37,746            4,078              899            1,042
                                                   -------------------------------------------------------------
                                                    1,123,317          152,772           22,311            9,162
                                                   -------------------------------------------------------------
EXPENSES (NOTE 4)
----------------------------------------------------------------------------------------------------------------
   Investment advisory fees                           581,842          165,197           93,298           30,265
   Transfer agent fees                                130,809           59,034           44,233           38,037
   Administrative fees                                 57,192           37,997           36,419           34,483
   Accounting fees                                     57,817           39,350           37,973           35,640
   Registration fees                                   29,122           28,568           29,042           30,160
   Legal fees                                          48,500           16,142            6,428            3,435
   Reports to shareholders                             21,277           11,913            3,481            1,452
   Directors' fees                                     37,971           10,157            5,379            1,795
   Custodian fees                                      12,474           10,816           10,637           10,464
   Audit fees                                          41,175           12,070            6,726            2,181
   Account maintenance fees:
    Class A                                            31,517            6,524            9,331            2,454
    Class B                                            36,351           11,749            6,841              693
    Class C                                            18,552            5,682            1,380            1,226
   Distribution fees:
    Class B                                           109,054           35,247           20,523            2,079
    Class C                                            55,656           17,048            4,141            3,679
   Other                                               32,442           18,737           13,052           10,578
                                                   -------------------------------------------------------------
    Total expenses before interest                  1,301,751          486,231          328,884          208,621
                                                   -------------------------------------------------------------
   Interest expense (note 5)                           21,983               --               --            1,940
   Dividends on short sale positions                   10,350              754               --              412
                                                   -------------------------------------------------------------
    Total expenses after interest expense and
     dividends on short sale positions              1,334,084          486,985          328,884          210,973
                                                   -------------------------------------------------------------
   Net investment loss                             $ (210,767)      $ (334,213)      $ (306,573)      $ (201,811)
                                                   =============================================================


--------------------------------------------------------------------------------
See accompanying notes to financial statements.                               45

FINANCIAL STATEMENTS (continued)                                      Year Ended
                                                               December 31, 2003

STATEMENTS OF OPERATIONS (CONCLUDED)

                                                                                          Jundt
                                                                        Jundt         U.S. Emerging
                                                                     Growth Fund       Growth Fund
---------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
---------------------------------------------------------------------------------------------------
   Net realized gain (loss) on:
    Long transactions (including gain (loss) on sale of
     affiliated issuers of $0, $343,820, ($85,433),
     ($28,052), $0 and ($1,816), respectively)                       $ 1,137,321      $ 1,594,555
    Short sale transactions                                               69,020          (37,873)
    Written options contracts                                             14,886               --
    Futures contracts closed                                          (4,114,795)      (7,444,332)
                                                                     ------------------------------
     Net realized loss                                                (2,893,568)      (5,887,650)
                                                                     ------------------------------
   Change in unrealized appreciation (depreciation) on:
    Long transactions (including appreciation due to
     investments of affiliated issuers of $0,
     $2,058,702, $2,432,183, $636,413, $0 and $109,235,
     respectively)                                                     8,680,021       21,587,957
    Short sale transactions                                                   --       (1,281,865)
    Written option contracts                                             115,214          (71,534)
    Futures contracts                                                   (683,326)      (1,378,688)
                                                                     ------------------------------
     Net unrealized gain on investments                                8,111,909       18,855,870
                                                                     ------------------------------
   Net realized and unrealized gain on investments                     5,218,341       12,968,220
                                                                     ------------------------------
   Net increase in net assets resulting from operations              $ 5,191,466      $11,986,676
                                                                     ==============================






--------------------------------------------------------------------------------
See accompanying notes to financial statements.                               46

                                                                      Year Ended
                                                               December 31, 2003

                                                                        Jundt            Jundt            Jundt     Jundt Science &
                                                                     Opportunity      Twenty-Five        Mid-Cap      Technology
                                                                        Fund             Fund          Growth Fund       Fund
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
   Net realized gain (loss) on:
    Long transactions (including gain (loss) on sale of
     affiliated issuers of $0, $343,820, ($85,433),
     ($28,052), $0 and ($1,816), respectively)                       $  (151,576)     $(1,383,726)     $   831,913      $  (635,912)
    Short sale transactions                                              114,009           32,800          (12,743)           7,659
    Written options contracts                                             23,051            7,007               --              505
    Futures contracts closed                                         (10,124,404)      (2,123,678)      (1,093,299)        (577,912)
                                                                     --------------------------------------------------------------
     Net realized loss                                               (10,138,920)      (3,467,597)        (274,129)      (1,205,660)
                                                                     --------------------------------------------------------------
   Change in unrealized appreciation (depreciation) on:
    Long transactions (including appreciation due to
     investments of affiliated issuers of $0,
     $2,058,702, $2,432,183, $636,413, $0 and $109,235,
     respectively)                                                    28,936,532        6,634,722        3,323,961        2,019,971
    Short sale transactions                                           (2,152,210)        (139,775)        (251,861)         (74,499)
    Written option contracts                                                  --               --          (14,471)          (4,095)
    Futures contracts                                                 (1,460,945)        (360,521)        (262,774)         (65,288)
                                                                     --------------------------------------------------------------
     Net unrealized gain on investments                               25,323,377        6,134,426        2,794,855        1,876,089
                                                                     --------------------------------------------------------------
   Net realized and unrealized gain on investments                    15,184,457        2,666,829        2,520,726          670,429
                                                                     --------------------------------------------------------------
   Net increase in net assets resulting from operations              $14,973,690      $ 2,332,616      $ 2,214,153      $   468,618
                                                                     ==============================================================


--------------------------------------------------------------------------------
See accompanying notes to financial statements.                               47

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  Jundt U.S. Emerging
                                                   Jundt Growth Fund                  Growth Fund
----------------------------------------------------------------------------------------------------------
                                              Year ended      Year ended      Year ended      Year ended
                                               12/31/03        12/31/02        12/31/03        12/31/02
----------------------------------------------------------------------------------------------------------
OPERATIONS
----------------------------------------------------------------------------------------------------------
   Net investment loss                       $    (26,875)   $   (307,562)   $   (981,544)   $ (1,142,438)
   Net realized loss from investment
    transactions                               (2,893,568)     (3,976,217)     (5,887,650)       (786,064)
   Change in unrealized appreciation
    (depreciation)                              8,111,909      (4,410,052)     18,855,870     (13,252,179)
                                             ------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations                   5,191,466      (8,693,831)     11,986,676     (15,180,681)
                                             ------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
---------------------------------------------------------------------------------------------------------
   Net proceeds from shares sold:
    Class A shares                                129,226         113,446       2,717,926       1,450,031
    Class B shares                                190,309         143,935       1,606,887       1,456,317
    Class C shares                                 20,525          38,631         688,094       1,216,094
    Class I shares                                  6,377          22,246             184          14,772
   Cost of shares redeemed:
    Class A shares                               (319,709)     (1,056,793)     (5,963,100)    (10,445,713)
    Class B shares                               (282,788)       (436,983)     (3,935,249)     (4,949,045)
    Class C shares                                (90,720)       (263,077)     (2,271,741)     (4,410,780)
    Class I shares                             (4,635,923)     (6,782,436)     (1,564,942)       (911,838)
                                             ------------------------------------------------------------
   Net decrease in net assets
    from capital share transactions          $ (4,982,703)   $ (8,221,031)   $ (8,721,941)   $(16,580,162)
                                             ============================================================


--------------------------------------------------------------------------------
See accompanying notes to financial statements.                               48

                                                Jundt Opportunity Fund           Jundt Twenty-Five Fund
                                              -----------------------------------------------------------
                                              Year ended      Year ended      Year ended      Year ended
                                               12/31/03        12/31/02        12/31/03        12/31/02
---------------------------------------------------------------------------------------------------------
OPERATIONS
---------------------------------------------------------------------------------------------------------
   Net investment loss                       $   (210,767)   $   (750,621)   $   (334,213)   $   (424,685)
   Net realized loss from investment
    transactions                              (10,138,920)    (14,990,113)     (3,467,597)     (2,624,032)
   Change in unrealized appreciation
    (depreciation)                             25,323,377      (9,251,882)      6,134,426      (5,107,582)
                                             ------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations                  14,973,690     (24,992,616)      2,332,616      (8,156,299)
                                             ------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
---------------------------------------------------------------------------------------------------------
   Net proceeds from shares sold:
    Class A shares                              3,745,920       1,024,459         117,728          58,923
    Class B shares                              1,305,349         751,958         144,714         215,796
    Class C shares                              1,114,461         467,612         121,921         113,137
    Class I shares                                 22,033           9,999              --              --
   Cost of shares redeemed:
    Class A shares                             (4,085,620)     (9,732,992)     (1,140,610)     (2,070,079)
    Class B shares                             (2,813,697)     (6,574,526)     (1,175,362)     (2,737,228)
    Class C shares                             (2,460,175)     (6,425,081)       (980,446)     (1,562,108)
    Class I shares                             (1,210,788)       (271,201)       (770,030)       (171,142)
                                             ------------------------------------------------------------
   Net decrease in net assets
    from capital share transactions          $ (4,382,517)   $(20,749,772)   $ (3,682,085)   $ (6,152,701)
                                             ============================================================


[WIDE TABLE CONTINUED FROM ABOVE]

                                                    Jundt Mid-Cap                   Jundt Science &
                                                     Growth Fund                    Technology Fund
---------------------------------------------------------------------------------------------------------
                                              Year ended     Year ended       Year ended      Year ended
                                               12/31/03       12/31/02         12/31/03        12/31/02
---------------------------------------------------------------------------------------------------------
OPERATIONS
---------------------------------------------------------------------------------------------------------
   Net investment loss                       $   (306,573)    $  (346,011)     $ (201,811)     $ (262,054)
   Net realized loss from investment
    transactions                                 (274,129)     (2,278,599)     (1,205,660)     (1,168,892)
   Change in unrealized appreciation
    (depreciation)                              2,794,855        (543,485)      1,876,089        (745,957)
                                             ------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations                   2,214,153      (3,168,095)        468,618      (2,176,903)
                                             ------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
---------------------------------------------------------------------------------------------------------
   Net proceeds from shares sold:
    Class A shares                                 71,465         642,748       2,686,972          30,205
    Class B shares                                100,852         378,489           8,226          20,057
    Class C shares                                 79,017          74,656             800          23,624
    Class I shares                                  9,140           2,750              --              --
   Cost of shares redeemed:
    Class A shares                               (861,109)     (2,002,704)     (3,186,970)       (746,025)
    Class B shares                               (537,791)       (742,554)       (224,913)       (162,033)
    Class C shares                               (257,471)       (588,880)       (158,342)       (557,478)
    Class I shares                                (71,470)        (14,287)        (30,610)        (55,400)
                                             ------------------------------------------------------------
   Net decrease in net assets
    from capital share transactions          $ (1,467,367)    $(2,249,782)     $ (904,837)   $ (1,447,050)
                                             ============================================================

--------------------------------------------------------------------------------
See accompanying notes to financial statements.                               49

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

                                                                                 Jundt U.S. Emerging
                                                  Jundt Growth Fund                  Growth Fund
                                              ----------------------------------------------------------
                                              Year ended      Year ended     Year ended      Year ended
                                               12/31/03        12/31/02        12/31/03        12/31/02
--------------------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets    $   208,763    $(16,914,862)   $ 3,264,735    $(31,760,843)
   Net assets at beginning of year             25,871,194      42,786,056     30,935,231      62,696,074
                                              ----------------------------------------------------------
   Net assets at end of year                  $26,079,957    $ 25,871,194    $34,199,966    $ 30,935,231
                                              ==========================================================

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------------------------------
   Shares sold:
    Class A shares                                 20,417          17,964        251,186         141,552
    Class B shares                                 30,378          25,246        152,384         150,455
    Class C shares                                  3,281           6,805         68,048         117,924
    Class I shares                                    933           3,400             14           1,275
   Shares redeemed:
    Class A shares                                (46,898)       (155,817)      (517,673)       (990,231)
    Class B shares                                (46,848)        (74,222)      (393,259)       (517,128)
    Class C shares                                (14,596)        (43,123)      (231,140)       (459,476)
    Class I shares                               (677,223)     (1,048,136)      (140,176)        (88,677)
                                              ----------------------------------------------------------
  Net decrease in shares outstanding          $  (730,556)   $ (1,267,883)   $  (810,616)   $ (1,644,306)
                                              ==========================================================





--------------------------------------------------------------------------------
See accompanying notes to financial statements.                               50

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

                                                Jundt Opportunity Fund         Jundt Twenty-Five Fund
--------------------------------------------------------------------------------------------------------
                                              Year ended      Year ended     Year ended      Year ended
                                               12/31/03        12/31/02       12/31/03        12/31/02
--------------------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets    $10,591,173    $(45,742,388)   $(1,349,469)   $(14,309,000)
   Net assets at beginning of year             37,269,654       83,012,042    12,410,711      26,719,711
                                              ----------------------------------------------------------
   Net assets at end of year                  $47,860,827    $ 37,269,654    $11,061,242    $ 12,410,711
                                              ==========================================================

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------------------------------
   Shares sold:
    Class A shares                                355,006         112,009         15,859           7,355
    Class B shares                                134,466          79,729         20,054          29,489
    Class C shares                                115,720          48,519         16,985          14,379
    Class I shares                                  2,204             928             --              --
   Shares redeemed:
    Class A shares                               (399,550)     (1,055,499)      (148,856)       (265,132)
    Class B shares                               (305,242)       (771,452)      (163,545)       (362,167)
    Class C shares                               (260,962)       (737,957)      (134,136)       (207,969)
    Class I shares                               (123,435)        (38,648)       (97,836)        (26,577)
                                              ----------------------------------------------------------
  Net decrease in shares outstanding          $  (481,793)   $ (2,362,371)   $  (491,475)   $   (810,622)
                                              ==========================================================


[WIDE TABLE CONTINUED FROM ABOVE]

                                                     Jundt Mid-Cap                  Jundt Science &
                                                      Growth Fund                   Technology Fund
----------------------------------------------------------------------------- --------------------------
                                              Year ended      Year ended     Year ended      Year ended
                                               12/31/03        12/31/02       12/31/03        12/31/02
--------------------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets    $  746,786     $ (5,417,877)    $ (436,219)    $ (3,623,953)
   Net assets at beginning of year             6,590,281       12,008,158      2,173,727        5,797,680
                                              ----------------------------------------------------------
   Net assets at end of year                  $7,337,067     $  6,590,281     $1,737,508     $  2,173,727
                                              ==========================================================

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------------------------------
   Shares sold:
    Class A shares                                 9,664           88,875        510,021            4,031
    Class B shares                                13,788           52,262          1,667            2,724
    Class C shares                                10,981           10,058            162            3,563
    Class I shares                                 1,233              347             --               --
   Shares redeemed:
    Class A shares                              (120,733)        (283,217)      (599,680)        (116,487)
    Class B shares                               (79,787)        (107,950)       (41,977)         (28,149)
    Class C shares                               (36,789)         (87,613)       (29,762)        (111,136)
    Class I shares                                (8,872)          (1,927)        (5,222)          (9,492)
                                              ----------------------------------------------------------
  Net decrease in shares outstanding          $ (210,515)    $   (329,165)    $ (164,791)    $   (254,946)
                                              ==========================================================


--------------------------------------------------------------------------------
See accompanying notes to financial statements.                               51

FINANCIAL STATEMENTS (concluded)                                      Year Ended
                                                               December 31, 2003

STATEMENTS OF CASH FLOWS

                                                                          Jundt                             Jundt
                                                                     Opportunity Fund             Science & Technology Fund
                                                          ---------------------------------------------------------------------
CASH PROVIDED (USED) BY FINANCING ACTIVITIES:
-------------------------------------------------------------------------------------------------------------------------------
   Sales of capital shares                                 $    6,187,763                      $    2,695,998
   Repurchases of capital shares                              (10,570,280)                         (3,600,835)
   Net change in receivables/payables related to capital
    share transactions                                           (174,234)                             62,155
                                                           --------------                      --------------
   Cash provided by capital share transactions                 (4,556,751)                           (842,682)
   Net borrowings (note 5)                                     (7,588,000)                           (317,000)
                                                           --------------                      --------------
                                                                             $  (12,144,751)                     $   (1,159,682)
                                                                             --------------                      --------------
CASH PROVIDED (USED) BY OPERATIONS:
-------------------------------------------------------------------------------------------------------------------------------
   Purchases of investments including short covers           (108,007,579)                         (3,409,272)
   Proceeds from sales of investments including
    short sales                                               135,954,675                           5,124,204
                                                           --------------                      --------------
                                                               27,947,096                           1,714,932
                                                           --------------                      --------------
   Change from futures contracts                              (11,589,195)                           (643,058)
   Change in short-term investments                            (2,509,000)                                 --
   Change from other trading activities                       (10,416,753)                           (290,927)
   Net investment loss                                           (210,767)                           (201,811)
   Net change in receivables/payables related to
    operations                                                 12,002,646                             733,377
                                                           --------------                      --------------
                                                              (12,723,069)                           (402,419)
                                                           --------------                      --------------
                                                                                 15,224,027                           1,312,513
                                                                             -------------                       --------------
   Net decrease in cash                                                           3,079,276                             152,831
   Cash, beginning of year                                                               --                                 339
                                                                             -------------                       --------------
   Cash, end of year                                                         $    3,079,276                      $      153,170
                                                                             ==============                      ==============
   Supplemental information:
    Cash paid for interest                                                   $       55,959                      $        4,244


--------------------------------------------------------------------------------
See accompanying notes to financial statements.                               52

NOTES TO FINANCIAL STATEMENTS                                  December 31, 2003


1. ORGANIZATION
The Jundt Funds are registered under the Investment Company Act of 1940 (as amended) (the "Act") as open-end management investment companies, each of which has different investment objectives and their own investment portfolios and net asset values. The Jundt Growth Fund, Inc. ("Growth Fund") is a diversified Fund. Jundt U.S. Emerging Growth Fund ("U.S. Emerging Growth Fund"), Jundt Opportunity Fund ("Opportunity Fund"), Jundt Twenty-Five Fund ("Twenty-Five Fund"), Jundt Mid-Cap Growth Fund ("Mid-Cap Growth Fund") and Jundt Science & Technology Fund ("Science & Technology Fund") are Funds within Jundt Funds, Inc. (the "Company"). All of the Funds of the Company are non-diversified Funds with the exception of U.S. Emerging Growth Fund being a diversified Fund. Jundt Associates, Inc. serves as the investment adviser (the "Adviser") and is responsible for managing the Funds' portfolio of securities.

Growth Fund, U.S. Emerging Growth Fund, Opportunity Fund, Twenty-Five Fund, Mid-Cap Growth Fund and Science & Technology Fund (the "Funds") currently offer shares in four classes (Class A, Class B, Class C and Class I). Shares of Class I of U.S. Emerging Growth Fund, Opportunity Fund, Twenty-Five Fund, Mid-Cap Growth Fund and Science & Technology Fund (which are not subject to a front-end or deferred sales charge) are available for investment only by certain individuals and entities associated with the Funds. Class A shares of each Fund and Class I shares of Growth Fund (which are available only to persons that may purchase the other Funds' Class I shares and to Growth Fund shareholders at the time of the open-end conversion) are generally sold with a front-end sales charge. Shares of Class B and Class C of each Fund may be subject to a contingent deferred sales charge when redeemed.

All classes of shares have identical liquidation and other rights and the same terms and conditions except that Class A, Class B and Class C shares bear certain expenses related to the account maintenance of such shares and Class B and Class C shares also bear certain expenses related to the distribution of such shares. Shareholder servicing costs attributable to a particular class will be allocated to such class. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures and to certain other matters relating exclusively to such class; otherwise, all classes of shares have the same voting rights.

Growth Fund is authorized to issue up to 10 billion shares, par value $0.01 per share. The Company is authorized to issue up to 1 trillion shares, par value $0.01 per share. Currently, 10 billion shares have been designated to each of the following Funds: U.S. Emerging Growth Fund, Opportunity Fund, Twenty-Five Fund, Mid-Cap Growth Fund and Science & Technology Fund.

As of December 31, 2003, principals of Jundt Associates, Inc. and their related investment accounts owned approximately the following percentage of the outstanding shares of each Fund:

                                               Ownership of
                                            Outstanding Shares
             -------------------------------------------------
             Growth Fund                           19.2%
             U.S. Emerging Growth Fund              5.5%
             Opportunity Fund                      19.0%
             Twenty-Five Fund                      23.8%
             Mid-Cap Growth Fund                    0.8%
             Science & Technology Fund             32.2%

The investment objective of each Fund is long-term capital appreciation, and each Fund's principal investment strategies are as follows:

o Growth Fund -- normally maintains a core portfolio of approximately 30 to 50 securities of primarily medium-sized to larger American growth companies. In normal market conditions, the Fund will invest at least half of its portfolio in securities of companies with annual revenues over $750 million, and at least 65% of its total assets in equity investments. The Fund may enter into options and futures transactions to attempt to protect against adverse market price changes when the Fund's investment adviser believes that market conditions make it advisable to do so.

o U.S. Emerging Growth Fund -- normally maintains a core portfolio of approximately 30 to 50 securities of primarily American emerging growth companies with annual revenues less than $750 million. In normal market conditions, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of such companies. The Fund may enter into options and futures transactions to attempt to protect against adverse market price changes when the Fund's investment adviser believes that market conditions make it advisable to do so.

o Opportunity Fund -- emphasizes a core portfolio, in normal market conditions, of approximately 30 to 50 securities of

NOTES TO FINANCIAL STATEMENTS                                  December 31, 2003


    primarily American growth companies, without regard to their size. In normal market conditions, at least 65% of the Fund's total assets must be invested in equity investments. The Fund may enter into options and futures transactions to attempt to protect against adverse market price changes when the Fund's investment adviser believes that market conditions make it advisable to do so. In addition, the Fund may employ leverage, sell securities short and buy and sell futures and options contracts on an opportunistic basis to attempt to generate additional investment returns.

o Twenty-Five Fund -- in normal market conditions, maintains a more concentrated portfolio of approximately, but not less than, 25 securities of primarily American growth companies, without regard to their size. In normal market conditions, at least 65% of the Fund's total assets must be invested in equity investments. The Fund may enter into options and futures transactions to attempt to protect against adverse market price changes when the Fund's investment adviser believes that market conditions make it advisable to do so. In addition, the Fund may employ leverage, sell securities short and buy and sell futures and options contracts on an opportunistic basis to attempt to generate additional investment returns.

o Mid-Cap Growth Fund -- in normal market conditions, maintains a core portfolio of approximately 30 to 50 securities of primarily medium-sized American growth companies. These companies are those with market capitalizations that fall within the same range as the companies in the S&P Mid-Cap 400 Index. In normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of such companies. However, the Fund may also invest in companies with market capitalizations that fall outside this range. The Fund may enter into options and futures transactions to attempt to protect against adverse market price changes when the Fund's investment adviser believes that market conditions make it advisable to do so. In addition, the Fund may employ leverage, sell securities short and buy and sell futures and options contracts on an opportunistic basis to attempt to generate additional investment returns.

o Science & Technology Fund -- in normal market conditions, maintains a core portfolio of approximately 30 to 50 securities of primarily American growth companies, without regard to their size, that design, develop, manufacture or sell science or technology-related products or services. Some of the industries in which the Fund may invest include the computer software and hardware, semiconductor, electronics, communications, information services, media, biotechnology, life sciences and healthcare, chemicals, and synthetic materials and e-commerce industries. In normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of such companies. The Fund may enter into options and futures transactions to attempt to protect against adverse market price changes when the Fund's investment adviser believes that market conditions make it advisable to do so. In addition, the Fund may employ leverage, sell securities short and buy and sell futures and options contracts on an opportunistic basis to attempt to generate additional investment returns.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The significant accounting policies followed by the Funds are as follows:

INVESTMENT IN SECURITIES
Investment in securities traded on U.S. securities exchanges and open short sales transactions are valued at the last quoted sales price as of the close of business on the date of valuation or, lacking any sales, at the mean between the most recently quoted bid and asked prices. Investments in securities traded on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price. Securities traded in the over-the-counter market are valued at the mean between the most recently quoted bid and asked prices. Options and futures contracts are valued at market value or fair value if no market exists, except that open futures contracts sales are valued using the closing settlement price or, in the absence of such a price, the most recently quoted asked price. Other securities for which market quotations are not readily available are valued at fair value in good faith by or under the direction of the Board of Directors. Short-term securities with maturities of fewer than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates market value.

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified cost basis. Dividend income and dividend expense on short sales is recognized on the ex-dividend date. Interest income, including level-yield amortization of discount, is accrued daily.

NOTES TO FINANCIAL STATEMENTS (continued)                      December 31, 2003


FEDERAL TAXES
The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and also intend to distribute all of their investment company taxable income to shareholders. Therefore, no income tax provision is required. The Funds have a tax year end of December 31, except Opportunity Fund and U.S. Emerging Growth Fund which have a tax year end of August 31. In addition, on a calendar year basis, the Funds will usually make sufficient distributions of their net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to wash sales, net operating losses and differing fiscal and tax year ends. The character of distributions made during the period from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the period in which amounts are distributed may differ from the year the income or realized gains (losses) were recorded by the Funds.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, the following reclassifications were made:

                          Accumulated     Undistributed       Additional
                         Net Realized    Net Investment        Paid In
                          Gain (Loss)        Income            Capital
      ------------------------------------------------------------------
      Growth Fund          $     --         $ 26,875            $(26,875)
      U.S. Emerging
       Growth Fund           12,253          971,231            (983,484)
      Opportunity Fund           --          379,488            (379,488)
      Twenty-Five Fund           --          334,213            (334,213)
      Mid-Cap Growth
       Fund                      --          306,573            (306,573)
      Science &
       Technology Fund           --          201,811            (201,811)
      ==================================================================

As of December 31, 2003, the Funds have the following capital loss carryforwards:

                                                           Expiration
                                            Amount            Date
         ------------------------------------------------------------
         Growth Fund                   (11,162,928)           2009
                                        (3,706,846)           2010
                                        (5,119,225)           2011
         U.S. Emerging Growth Fund     (29,723,989)           2010
                                        (5,240,630)           2011
         Opportunity Fund               (2,929,189)           2009
                                       (34,197,787)           2010
                                       (17,646,662)           2011
         Twenty-Five Fund              (12,534,074)           2009
                                        (5,824,646)           2010
                                        (3,230,307)           2011
         Mid-Cap Growth Fund            (5,523,760)           2009
                                        (3,388,508)           2010
         Science & Technology Fund        (181,850)           2008
                                        (2,003,160)           2009
                                        (1,124,324)           2010
                                        (1,521,436)           2011

It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryforwards have been offset or expire.

At December 31, 2003, distributable ordinary income, long-term capital gains, and net unrealized appreciation and depreciation for federal tax purposes were as follows:

                                                            Distributable
                                Net         Distributable     Long-Term
                           Appreciation/       Ordinary        Capital
                            Depreciation        Income          Gains
     --------------------------------------------------------------------
     Growth Fund          $  891,386         $       --      $       --
     U.S. Emerging
      Growth Fund          3,575,557                 --              --
     Opportunity Fund      2,962,855                 --              --
     Twenty-Five Fund       (106,093)                --              --
     Mid-Cap Growth
      Fund                   692,973                 --              --
     Science &
      Technology Fund         60,187                 --              --

None of the Funds paid any dividends during the years ended December 31, 2003 and December 31, 2002. For tax purposes,

NOTES TO FINANCIAL STATEMENTS (continued)                      December 31, 2003


the Funds have current deferred post-October capital loss. This loss will be realized for tax on the first day of the succeeding year. The Funds current deferred post October capital losses are as follows: Growth Fund -- $764,999; U.S. Emerging Growth Fund -- $5,663,820; Opportunity Fund -- $7,429,827; Twenty-Five Fund -- $528,224; Mid-Cap Growth Fund -- $168,231; and Science and Technology Fund -- $67,811.

REPURCHASE AGREEMENTS
The Funds may enter into repurchase agreements with member banks of the Federal Reserve System or primary dealers in U.S. government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Funds take possession of the underlying securities, mark to market such securities daily and, if necessary, receive additional securities to ensure that the contract is adequately collateralized.

The Funds may invest uninvested cash balances in repurchase agreements and/or short-term money market instruments.

INITIAL PUBLIC OFFERINGS
Each Fund may participate in the initial public offering (IPO) market, and historically a significant portion of the Funds' returns have been attributed to their investments in IPOs. Participation in IPOs may have a magnified performance impact on a Fund with a small asset base which typically diminishes as the Fund's assets grow. Further, IPOs may not be consistently available to a Fund for investing. The impact of IPOs on the Funds' performance likely will decrease as the Funds' asset size increases, which could reduce the Funds' total returns over time.

DERIVATIVE FINANCIAL INSTRUMENTS AND OTHER INVESTMENT STRATEGIES The Funds may engage in various portfolio strategies to attempt to hedge against changes in net asset value or to attempt to realize a greater current return.

OPTIONS TRANSACTIONS
For hedging purposes, the Funds may purchase and sell put and call options on their portfolio securities. Opportunity Fund, Twenty-Five Fund, Mid-Cap Growth Fund and Science & Technology Fund may also use options for purposes of attempting to increase investment returns.

The risk associated with purchasing an option is that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premium paid.

When the Funds write an option, the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Funds on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Funds have realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Funds. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds selling or buying a security at a price different from the current market price.

FINANCIAL FUTURES CONTRACTS
The Funds may buy and sell futures contracts and related options for hedging purposes. Opportunity Fund, Twenty-Five Fund, Mid-Cap Growth Fund and Science & Technology Fund may also use futures contracts for purposes of attempting to increase investment return. A futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Upon entering into a contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures

NOTES TO FINANCIAL STATEMENTS (continued)                      December 31, 2003


contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing price on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

SHORT SALE TRANSACTIONS
Opportunity Fund, Twenty-Five Fund, Mid-Cap Growth Fund and Science & Technology Fund may engage in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, it will maintain daily, in a segregated account with a broker and/or custodian, cash and/or other liquid securities sufficient to cover its short position. Securities sold short at December 31, 2003, if any, and their related market values and proceeds are set forth in the Notes to Schedule of Investments.

In addition, for hedging purposes, each Fund (including Growth Fund and U.S. Emerging Growth Fund) may engage in short-selling of securities already held in the Fund. This practice is called short-selling "against the box".

DISTRIBUTIONS TO SHAREHOLDERS
Distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or reinvested in additional shares of each Fund.

EXPENSES
Expenses directly attributable to each Fund are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among the Funds on a pro rata basis relative to net assets.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates (e.g. on assets, liabilities, and contingent assets and liabilities) and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

3. INVESTMENT SECURITY TRANSACTIONS
For the year ended December 31, 2003, the Funds' cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

                                         Cost of          Proceeds
                                        Purchases        from Sales
        ------------------------------------------------------------
        Growth Fund
           Long-term investment
            transactions               $27,601,573      $36,973,901
           Short sale transactions     $ 2,735,086      $ 2,804,106
        U.S. Emerging Growth Fund
           Long-term investment
            transactions               $18,675,953      $34,580,214
           Short sale transactions     $ 1,238,543      $ 6,316,377
        Opportunity Fund
           Long-term investment
            transactions               $57,685,460      $73,368,295
           Short sale transactions     $50,322,119      $62,586,380
        Twenty-Five Fund
           Long-term investment
            transactions               $11,520,652      $15,786,302
           Short sale transactions     $ 1,603,737      $ 2,005,510
        Mid-Cap Growth Fund
           Long-term investment
            transactions               $ 7,603,797      $ 8,621,648
           Short sale transactions     $   207,599      $ 1,208,275
        Science & Technology Fund
           Long-term investment
            transactions               $ 3,011,576      $ 4,419,036
           Short sale transactions     $   397,696      $   705,168
        ------------------------------------------------------------

4. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS AND TRANSACTIONS WITH AFFILIATES
The Funds have entered into investment advisory agreements with the Adviser. The Adviser is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays a monthly investment advisory fee calculated at the following annualized rates:
Growth Fund and U.S. Emerging Growth Fund -- 1% of each Fund's average daily net assets; Opportunity Fund, Twenty-Five Fund, Mid-Cap Growth Fund and Science & Technology Fund -- 1.3% of each Fund's average daily net assets.

Effective October 1, 2003, the Company and other fund companies managed by the Adviser (the "Fund Complex")

NOTES TO FINANCIAL STATEMENTS (continued)                      December 31, 2003


have entered into agreements with U.S. Bancorp Fund Services, LLC ("USBFS") to provide administration, transfer agent and fund accounting services. The fees for such services are based upon net asset levels of the Funds or on the number of shareholder accounts, subject to certain annual Fund Complex minimums.

Administration fees are based on 0.16% of average daily net assets, subject to a $260,000 minimum Fund Complex fee. Transfer agent fees are based on $17.00 per shareholder account plus 0.03% of average daily net assets, subject to a $270,000 minimum Fund Complex fee. Fund accounting fees are $285,000 on the first $170 million of net assets for the Fund Complex. Fund accounting fees on net assets in excess of $170 million are subject to a reduced fee schedule.

During the period ended December 31, 2003, the fees for these services were subject to the above Fund Complex minimums. For these fees USBFS provides facilities, clerical, record keeping and other services required to support the daily operations of the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

Under the previous agreements, the Funds paid USBFS an annual administration fee of 0.11% of average daily net assets subject to a minimum of $45,000 per Fund, a transfer agent fee of $16.00 per account subject to minimum of $12,000 per Fund, and a fund accounting fee equal to $45,000 per Fund.

The Funds have entered into distribution agreements with U.S. Growth Investments, Inc. (the "Distributor"), an affiliate of the Adviser. The Distributor serves as the principal underwriter of each Fund's shares. Pursuant to the Distribution Plans adopted by each Fund in accordance with Rule 12b-1 under the Act, each Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of each Fund's shares as follows:

                               Account
                             Maintenance     Distribution
                                 Fee             Fee
                -----------------------------------------
                Class A          0.25%             --
                Class B          0.25%           0.75%
                Class C          0.25%           0.75%
                =========================================

In addition to the investment management fee, the administration fee and account maintenance and distribution fees, each Fund is responsible for paying most other operating expenses; including directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; fees and expenses for legal, auditing and accounting services; insurance; and other miscellaneous expenses.

Sales of Class A shares, and certain sales of the Growth Fund Class I shares, are subject to a maximum initial sales charge of 5.75%. The sales charge decreases as the size of the purchase increases. Class B shares are not charged an initial sales charge; however they are subject to a deferred sales charge of up to 6.0% (imposed on the value of the purchased shares or the value at the time of redemption, whichever is less) if redeemed within seven years of purchase. The deferred sales charge decreases as the investment time of the purchase increases. Class C shares are not charged an initial sales charge; however they are subject to a deferred sales charge of 1.5% of redemption proceeds if redeemed within eighteen months of purchase.

For the year ended December 31, 2003 the Distributor received revenues of $634,398, $10,242 and $83,902 for distribution fees, front-end sales charges and contingent deferred sales charges respectively.

Legal fees of $33,678 for the year ended December 31, 2003, for Growth Fund, $37,925 for U.S. Emerging Growth Fund, $48,500 for Opportunity Fund, $16,142 for Twenty-Five Fund, $6,428 for Mid-Cap Growth Fund and $3,435 for Science & Technology Fund were incurred with a law firm of which the secretary of the Fund companies is a partner. Certain officers and/or directors of the Fund companies are officers and/or directors of the Adviser and/or the Distributor.

Each of the directors of the Company and Growth Fund is also a director of one other fund company managed by the Adviser. The Company, Growth Fund and the other fund company managed by the Adviser each to pay their pro rata share (based on the relative net assets of each fund company) of the fees payable to each director who is not an "interested person" (as defined in the Act) of any fund company managed by the Adviser. In the aggregate, the Company, Growth Fund and the other fund company managed by the Adviser have agreed to pay each such director a fee of $15,000 per year plus $1,500 for each meeting attended and to reimburse each such director for the expenses of attendance at such meetings. For the fiscal year ended December 31, 2003, each director received fees in the aggregate of $21,000 (not including reimbursement for expenses), except for two directors who received $13,688 and $1,500. No compensation is paid to officers or directors who are affiliated with the Adviser.

5. BANK BORROWING
Opportunity Fund, Twenty-Five Fund, Mid-Cap Growth Fund and Science & Technology Fund entered into a joint Line of Credit Agreement with U.S.Bank, N.A., Wisconsin, for an amount not to exceed in the aggregate $25,000,000 or,

NOTES TO FINANCIAL STATEMENTS (continued)                      December 31, 2003


with respect to each Fund, one-third of the Fund's total assets. For the year ended December 31, 2003, Opportunity Fund's average daily balance of loans outstanding was $500,888 at a weighted average interest rate of 4.14%. The maximum amount of loans outstanding with respect to Opportunity Fund at any time during the period was $7,588,000, or 17.82% of its total assets. The loans were collateralized by certain Opportunity Fund investments. Science & Technology Fund's average daily balance of loans outstanding was $45,093 at a weighted average interest rate of 4.12%. The maximum amount of loans outstanding with respect to Science & Technology Fund at any time during the period was $545,000, or 21.74% of its total assets. The loans were collateralized by certain Science & Technology Fund investments. Twenty-Five Fund and Mid-Cap Growth Fund did not have any loans during the year. As of December 31, 2003 the outstanding loan balances were $0 for Opportunity Fund and $228,000 for Science & Technology Fund.

6. OPTION CONTRACTS WRITTEN
For Growth Fund, U.S. Emerging Growth Fund, Opportunity Fund, Twenty-Five Fund, Mid-Cap Growth Fund and Science & Technology Fund, the premium amount and number of option contracts written during the year ended December 31, 2003 were as follows:

                                                 Premium      Number of
                                                 Amount       Contracts
      -----------------------------------------------------------------
      Growth Fund
         Options outstanding at
          December 31, 2002                     $      0            0
         Options written                         292,602         1,034
         Options closed                          (11,188)         (211)
         Options exercised                        (7,246)         (146)
         Options expired                          (4,964)         (146)
                                                -----------------------
         Options outstanding at
          December 31, 2003                     $269,204           531
                                                =======================


                                                 Premium      Number of
                                                 Amount       Contracts
      -----------------------------------------------------------------
      U.S. Emerging Growth Fund
         Options outstanding at
          December 31, 2002                     $      0             0
         Options written                         169,506           262
         Options closed                                0             0
         Options exercised                             0             0
         Options expired                               0             0
                                                -----------------------
         Options outstanding at
          December 31, 2003                     $169,506           262
                                                =======================


                                                 Premium      Number of
                                                 Amount       Contracts
      -----------------------------------------------------------------
      Opportunity Fund
         Options outstanding at
          December 31, 2002                     $      0             0
         Options written                          36,384           786
         Options closed                          (17,233)         (328)
         Options exercised                       (11,365)         (229)
         Options expired                          (7,786)         (229)
                                                -----------------------
         Options outstanding at
          December 31, 2003                     $      0             0
                                                =======================


                                                 Premium      Number of
                                                 Amount       Contracts
      -----------------------------------------------------------------
      Twenty-Five Fund
         Options outstanding at
          December 31, 2002                     $      0             0
         Options written                          10,975           235
         Options closed                           (5,289)          (99)
         Options exercised                        (3,374)          (68)
         Options expired                          (2,312)          (68)
                                                -----------------------
         Options outstanding at
          December 31, 2003                     $      0             0
                                                =======================


                                                 Premium      Number of
                                                 Amount       Contracts
      -----------------------------------------------------------------
      Mid-Cap Growth Fund
         Options outstanding at
          December 31, 2002                     $      0             0
         Options written                          34,289            53
         Options closed                                0             0
         Options exercised                             0             0
         Options expired                               0             0
                                                -----------------------
         Options outstanding at
          December 31, 2003                     $ 34,289            53
                                                =======================


                                                 Premium      Number of
                                                 Amount       Contracts
      -----------------------------------------------------------------
      Science & Technology Fund
         Options outstanding at
          December 31, 2002                     $      0             0
         Options written                          10,240            20
         Options closed                             (535)           (5)
         Options exercised                             0             0
         Options expired                               0             0
                                                -----------------------
         Options outstanding at
          December 31, 2003                     $  9,705            15
                                                =======================

7. FINANCIAL HIGHLIGHTS -- GROWTH FUND AND U.S. EMERGING GROWTH FUND

Per share data for a share of capital stock outstanding throughout each period and selected supplemental and ratio information for each period indicated, calculated based on average shares outstanding, are as follows:

                                                         Net Realized
                            Beginning                         and                     Distributions
                            Net Asset        Net          Unrealized                    from Net
                            Value Per     Investment    Gain (Loss) on   Total from     Realized
                              Share     Income (Loss)     Investments    Operations       Gains
---------------------------------------------------------------------------------------------------
GROWTH FUND
Class A
 Year ended 12/31/03        $  5.76         (0.02)            1.22           1.20            --
 Year ended 12/31/02        $  7.42         (0.07)           (1.59)         (1.66)           --
 Year ended 12/31/01        $ 11.29         (0.13)           (2.75)         (2.88)        (0.99)
 Year ended 12/31/00        $ 17.68         (0.21)           (2.50)         (2.71)        (3.68)
 Year ended 12/31/99        $ 16.66         (0.18)            3.45           3.27         (2.25)
Class B
 Year ended 12/31/03        $  5.32         (0.06)            1.11           1.05            --
 Year ended 12/31/02        $  6.90         (0.11)           (1.47)         (1.58)           --
 Year ended 12/31/01        $ 10.66         (0.19)           (2.58)         (2.77)        (0.99)
 Year ended 12/31/00        $ 17.07         (0.32)           (2.41)         (2.73)        (3.68)
 Year ended 12/31/99        $ 16.23         (0.30)            3.33           3.03         (2.19)
Class C
 Year ended 12/31/03        $  5.35         (0.06)            1.12           1.06            --
 Year ended 12/31/02        $  6.94         (0.11)           (1.48)         (1.59)           --
 Year ended 12/31/01        $ 10.71         (0.19)           (2.59)         (2.78)        (0.99)
 Year ended 12/31/00        $ 17.13         (0.33)           (2.41)         (2.74)        (3.68)
 Year ended 12/31/99        $ 16.25         (0.30)            3.34           3.04         (2.16)
Class I
 Year ended 12/31/03        $  5.92         (0.00)            1.24           1.24            --
 Year ended 12/31/02        $  7.60         (0.06)           (1.62)         (1.68)           --
 Year ended 12/31/01        $ 11.49         (0.11)           (2.79)         (2.90)        (0.99)
 Year ended 12/31/00        $ 17.89         (0.17)           (2.55)         (2.72)        (3.68)
 Year ended 12/31/99        $ 16.83         (0.14)            3.49           3.35         (2.29)

U.S. EMERGING GROWTH FUND
Class A
 Year ended 12/31/03        $  8.65         (0.26)            3.95           3.69            --
 Year ended 12/31/02        $ 12.04         (0.23)           (3.16)         (3.39)           --
 Year ended 12/31/01        $ 13.81         (0.19)           (1.58)         (1.77)           --
 Year ended 12/31/00        $ 21.85         (0.20)           (5.83)         (6.03)        (2.01)
 Year ended 12/31/99        $ 14.96         (0.08)            7.39           7.31         (0.42)
Class B
 Year ended 12/31/03        $  8.18         (0.32)            3.73           3.41            --
 Year ended 12/31/02        $ 11.48         (0.29)           (3.01)         (3.30)           --
 Year ended 12/31/01        $ 13.26         (0.27)           (1.51)         (1.78)           --
 Year ended 12/31/00        $ 21.25         (0.35)           (5.63)         (5.98)        (2.01)
 Year ended 12/31/99        $ 14.62         (0.19)            7.18           6.99         (0.36)
Class C
 Year ended 12/31/03        $  8.17         (0.32)            3.73           3.41            --
 Year ended 12/31/02        $ 11.47         (0.29)           (3.01)         (3.30)           --
 Year ended 12/31/01        $ 13.25         (0.27)           (1.51)         (1.78)           --
 Year ended 12/31/00        $ 21.24         (0.35)           (5.63)         (5.98)        (2.01)
 Year ended 12/31/99        $ 14.63         (0.19)            7.17           6.98         (0.37)
Class I
 Year ended 12/31/03        $  8.92         (0.23)             4.07           3.84           --
 Year ended 12/31/02        $ 12.38         (0.21)           (3.25)         (3.46)           --
 Year ended 12/31/01        $ 14.17         (0.17)           (1.62)         (1.79)           --
 Year ended 12/31/00        $ 22.29         (0.14)           (5.97)         (6.11)        (2.01)
 Year ended 12/31/99        $ 15.22         (0.04)             7.55           7.51        (0.44)

(1) Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of distributions and excludes the effects of sales loads.
(2) During the year ended December 31, 2002, the Adviser reimbursed a fixed dollar amount to Growth Fund and U.S. Emerging Growth Fund to address investment trade allocations. The reimbursement was funded by waiving receipt of a fixed dollar amount of investment advisory fees otherwise due to the Adviser under the investment advisory agreements. Had each Fund not received this reimbursement, total return figures would have been lower by 0.86% for Growth Fund and 0.79% for U.S. Emerging Growth Fund.

                                                  Ratio to Average Net Assets
                                         -------------------------------------------
                             Ending
                           Net Asset          Net                                                      Portfolio  Net Assets at
                           Value Per      Investment           Net           Gross         Total       Turnover   End of Period
                             Share       Income (Loss)       Expenses       Expenses      Return(1)      Rate    (in thousands)
-------------------------------------------------------------------------------------------------------------------------------
GROWTH FUND
Class A
 Year ended 12/31/03        $  6.96         (0.29)%           2.55%          2.55%        20.83%          135%      $   716
 Year ended 12/31/02        $  5.76         (1.15)%           2.55%          2.55%       (22.37)%(2)      215%      $   746
 Year ended 12/31/01        $  7.42         (1.41)%           2.08%          2.08%       (25.38)%         146%      $ 1,982
 Year ended 12/31/00        $ 11.29         (1.22)%           1.77%          1.77%       (15.61)%         165%      $ 2,162
 Year ended 12/31/99        $ 17.68         (0.97)%           1.81%          1.81%        19.71%          127%      $ 2,880
Class B
 Year ended 12/31/03        $  6.37         (1.04)%           3.30%          3.30%        19.74%          135%      $ 1,264
 Year ended 12/31/02        $  5.32         (1.90)%           3.30%          3.30%       (22.90)%(2)       215%     $ 1,143
 Year ended 12/31/01        $  6.90         (2.16)%           2.83%          2.83%       (25.85)%         146%      $ 1,819
 Year ended 12/31/00        $ 10.66         (1.97)%           2.52%          2.52%       (16.30)%         165%      $ 3,145
 Year ended 12/31/99        $ 17.07         (1.70)%           2.56%          2.56%        18.72%          127%      $ 3,650
Class C
 Year ended 12/31/03        $  6.41         (1.04)%           3.30%          3.30%        19.81%          135%      $   290
 Year ended 12/31/02        $  5.35         (1.90)%           3.30%          3.30%       (22.91)%(2)       215%     $   303
 Year ended 12/31/01        $  6.94         (2.16)%           2.83%          2.83%       (25.83)%         146%      $   644
 Year ended 12/31/00        $ 10.71         (1.97)%           2.52%          2.52%       (16.32)%         165%      $ 1,250
 Year ended 12/31/99        $ 17.13         (1.72)%           2.56%          2.56%        18.82%          127%      $ 1,188
Class I
 Year ended 12/31/03        $  7.16         (0.04)%           2.30%          2.30%        20.95%          135%      $23,810
 Year ended 12/31/02        $  5.92         (0.90)%           2.30%          2.30%       (22.11)%(2)      215%      $23,680
 Year ended 12/31/01        $  7.60         (1.16)%           1.83%          1.83%       (25.12)%         146%      $38,340
 Year ended 12/31/00        $ 11.49         (0.97)%           1.52%          1.52%       (15.49)%         165%      $63,315
 Year ended 12/31/99        $ 17.89         (0.77)%           1.56%          1.56%        19.97%          127%      $93,521

U.S. EMERGING GROWTH FUND
Class A
 Year ended 12/31/03        $ 12.34         (2.37)%           2.47%          2.47%        42.66%           62%      $10,110
 Year ended 12/31/02        $  8.65         (2.29)%           2.61%          2.61%       (28.16)%(2)      104%      $ 9,389
 Year ended 12/31/01        $ 12.04         (1.67)%           2.14%          2.14%       (12.82)%          86%      $23,300
 Year ended 12/31/00        $ 13.81         (0.90)%           1.82%          1.82%       (27.21)%         112%      $38,791
 Year ended 12/31/99        $ 21.85         (0.25)%           1.80%          2.13%        49.04%          248%      $34,531
Class B
 Year ended 12/31/03        $ 11.59         (3.12)%           3.22%          3.22%        41.69%           62%      $14,513
 Year ended 12/31/02        $  8.18         (3.04)%           3.36%          3.36%       (28.75)%(2)      104%      $12,217
 Year ended 12/31/01        $ 11.48         (2.42)%           2.89%          2.89%       (13.42)%          86%      $21,351
 Year ended 12/31/00        $ 13.26         (1.65)%           2.57%          2.57%       (27.75)%         112%      $29,279
 Year ended 12/31/99        $ 21.25         (1.00)%           2.55%          2.88%        47.96%          248%      $28,106
Class C
 Year ended 12/31/03        $ 11.58         (3.12)%           3.22%          3.22%        41.74%           62%      $ 7,286
 Year ended 12/31/02        $  8.17         (3.04)%           3.36%          3.36%       (28.77)%(2)      104%      $ 6,478
 Year ended 12/31/01        $ 11.47         (2.42)%           2.89%          2.89%       (13.43)%          86%      $13,006
 Year ended 12/31/00        $ 13.25         (1.65)%           2.57%          2.57%       (27.76)%         112%      $19,627
 Year ended 12/31/99        $ 21.24         (1.00)%           2.55%          2.88%        47.88%          248%      $18,450
Class I
 Year ended 12/31/03        $ 12.76         (2.12)%           2.22%          2.22%        43.05%           62%      $ 2,291
 Year ended 12/31/02        $  8.92         (2.04)%           2.36%          2.36%       (27.95)%(2)      104%      $ 2,851
 Year ended 12/31/01        $ 12.38         (1.42)%           1.89%          1.89%       (12.63)%          86%      $ 5,040
 Year ended 12/31/00        $ 14.17         (0.65)%           1.57%          1.57%       (27.04)%         112%      $ 6,574
 Year ended 12/31/99        $ 22.29          0.00%            1.55%          1.88%        49.51%          248%      $12,455

7. FINANCIAL HIGHLIGHTS (CONTINUED) -- OPPORTUNITY FUND AND TWENTY-FIVE FUND

Per share data for a share of capital stock outstanding throughout each period and selected supplemental and ratio information for each period indicated, calculated based on average shares outstanding, are as follows:

                                                         Net Realized
                          Beginning                          and                       Distributions
                          Net Asset         Net           Unrealized                     from Net
                          Value Per      Investment     Gain (Loss) on    Total from     Realized
                            Share      Income (Loss)      Investments     Operations      Gains
----------------------------------------------------------------------------------------------------
OPPORTUNITY FUND
Class A
 Year ended 12/31/03        $  7.84         (0.02)             3.39           3.37           --
 Year ended 12/31/02        $ 11.73         (0.10)           (3.79)         (3.89)           --
 Year ended 12/31/01        $ 16.84         (0.26)           (4.85)         (5.11)           --
 Year ended 12/31/00        $ 21.42         (0.35)           (2.11)         (2.46)        (2.12)
 Year ended 12/31/99        $ 15.84         (0.20)             5.92           5.72        (0.14)
Class B
 Year ended 12/31/03        $  7.49         (0.09)             3.23           3.14           --
 Year ended 12/31/02        $ 11.29         (0.16)           (3.64)         (3.80)           --
 Year ended 12/31/01        $ 16.34         (0.35)           (4.70)         (5.05)           --
 Year ended 12/31/00        $ 21.00         (0.50)           (2.04)         (2.54)        (2.12)
 Year ended 12/31/99        $ 15.60         (0.33)             5.81           5.48        (0.08)
Class C
 Year ended 12/31/03        $  7.46         (0.09)             3.22           3.13           --
 Year ended 12/31/02        $ 11.25         (0.16)           (3.63)         (3.79)           --
 Year ended 12/31/01        $ 16.28         (0.35)           (4.68)         (5.03)           --
 Year ended 12/31/00        $ 20.93         (0.50)           (2.03)         (2.53)        (2.12)
 Year ended 12/31/99        $ 15.56         (0.33)             5.80           5.47        (0.10)
Class I
 Year ended 12/31/03        $  7.97           0.01             3.44           3.45           --
 Year ended 12/31/02        $ 11.89         (0.08)           (3.84)         (3.92)           --
 Year ended 12/31/01        $ 17.03         (0.23)           (4.91)         (5.14)           --
 Year ended 12/31/00        $ 21.58         (0.29)           (2.14)         (2.43)        (2.12)
 Year ended 12/31/99        $ 15.93         (0.16)             5.98           5.82        (0.17)

TWENTY-FIVE FUND
Class A
 Year ended 12/31/03        $  6.62         (0.17)             1.51           1.34           --
 Year ended 12/31/02        $ 10.01         (0.16)           (3.23)         (3.39)           --
 Year ended 12/31/01        $ 17.05         (0.19)           (3.81)         (4.00)        (3.04)
 Year ended 12/31/00        $ 22.74         (0.45)           (3.91)         (4.36)        (1.33)
 Year ended 12/31/99        $ 16.06         (0.17)             6.85           6.68           --
Class B
 Year ended 12/31/03        $  6.28         (0.22)             1.44           1.22           --
 Year ended 12/31/02        $  9.56         (0.21)           (3.07)         (3.28)           --
 Year ended 12/31/01        $ 16.59         (0.29)           (3.70)         (3.99)        (3.04)
 Year ended 12/31/00        $ 22.34         (0.61)           (3.81)         (4.42)        (1.33)
 Year ended 12/31/99        $ 15.89         (0.32)             6.77           6.45           --
Class C
 Year ended 12/31/03        $  6.33         (0.22)             1.44           1.22           --
 Year ended 12/31/02        $  9.63         (0.21)           (3.09)         (3.30)           --
 Year ended 12/31/01        $ 16.69         (0.29)           (3.73)         (4.02)        (3.04)
 Year ended 12/31/00        $ 22.48         (0.61)           (3.85)         (4.46)        (1.33)
 Year ended 12/31/99        $ 15.96         (0.32)             6.84           6.52           --
Class I
 Year ended 12/31/03        $  6.73         (0.16)             1.54           1.38           --
 Year ended 12/31/02        $ 10.14         (0.14)           (3.27)         (3.41)           --
 Year ended 12/31/01        $ 17.17         (0.15)           (3.84)         (3.99)        (3.04)
 Year ended 12/31/00        $ 22.82         (0.40)           (3.92)         (4.32)        (1.33)
 Year ended 12/31/99        $ 16.07         (0.12)             6.87           6.75           --

(1) Excluding interest expense, net of reimbursement.
(2) Excluding interest expense, before reimbursement.
(3) Including interest expense, before reimbursement.
(4) Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of distributions and excludes the effects of sales loads.
(5) During the year ended December 31, 2002, the Adviser reimbursed a fixed dollar amount to Opportunity Fund and Twenty-Five Fund to address investment trade allocations. The reimbursement was funded by waiving receipt of a fixed dollar amount of investment advisory fees otherwise due to the Adviser under the investment advisory agreements. Had each Fund not received this reimbursement, total return figures would have been lower by 0.28% for Opportunity Fund and 1.28% for Twenty-Five Fund.

                                                  Ratio to Average Net Assets
                                         -------------------------------------------
                             Ending
                           Net Asset          Net                                          Gross Expenses
                           Value Per      Investment          Net           Gross           Including                  Total
                             Share       Income (Loss)     Expenses(1)    Expenses(2)    Interest Expense(3)          Return(4)
--------------------------------------------------------------------------------------------------------------------------------
OPPORTUNITY FUND
Class A
 Year ended 12/31/03        $ 11.21         (0.16)%           2.62%          2.62%                2.67%               42.98%
 Year ended 12/31/02        $  7.84         (1.14)%           2.83%          2.83%                3.13%              (33.16)%(5)
 Year ended 12/31/01        $ 11.73         (1.95)%           2.26%          2.26%                2.76%              (30.34)%
 Year ended 12/31/00        $ 16.84         (1.56)%           2.07%          2.07%                2.19%              (11.70)%
 Year ended 12/31/99        $ 21.42         (1.11)%           2.14%          2.29%                2.32%               36.11%
Class B
 Year ended 12/31/03        $ 10.63         (0.91)%           3.37%          3.37%                3.42%               41.92%
 Year ended 12/31/02        $  7.49         (1.89)%           3.58%          3.58%                3.88%              (33.66)%(5)
 Year ended 12/31/01        $ 11.29         (2.70)%           3.01%          3.01%                3.51%              (30.91)%
 Year ended 12/31/00        $ 16.34         (2.31)%           2.82%          2.82%                2.94%              (12.31)%
 Year ended 12/31/99        $ 21.00         (1.86)%           2.89%          3.04%                3.07%               35.10%
Class C
 Year ended 12/31/03        $ 10.59         (0.91)%           3.37%          3.37%                3.42%               41.96%
 Year ended 12/31/02        $  7.46         (1.89)%           3.58%          3.58%                3.88%              (33.69)%(5)
 Year ended 12/31/01        $ 11.25         (2.70)%           3.01%          3.01%                3.51%              (30.90)%
 Year ended 12/31/00        $ 16.28         (2.31)%           2.82%          2.82%                2.94%              (12.31)%
 Year ended 12/31/99        $ 20.93         (1.86)%           2.89%          3.04%                3.07%               35.13%
Class I
 Year ended 12/31/03        $ 11.42          0.09%            2.37%          2.37%                2.42%               43.29%
 Year ended 12/31/02        $  7.97         (0.89)%           2.58%          2.58%                2.88%              (32.97)%(5)
 Year ended 12/31/01        $ 11.89         (1.70)%           2.01%          2.01%                2.51%              (30.18)%
 Year ended 12/31/00        $ 17.03         (1.31)%           1.82%          1.82%                1.94%              (11.48)%
 Year ended 12/31/99        $ 21.58         (0.86)%           1.89%          2.04%                2.08%               36.55%

TWENTY-FIVE FUND
Class A
 Year ended 12/31/03        $  7.96         (2.28)%           3.48%          3.48%                 N/A                20.24%
 Year ended 12/31/02        $  6.62         (2.07)%           3.51%          3.51%                3.54%              (33.87)%(5)
 Year ended 12/31/01        $ 10.01         (1.33)%           2.61%          2.61%                2.66%              (22.85)%
 Year ended 12/31/00        $ 17.05         (2.04)%           2.15%          2.15%                2.43%              (19.29)%
 Year ended 12/31/99        $ 22.74         (0.94)%           2.25%          2.63%                 N/A                41.59%
Class B
 Year ended 12/31/03        $  7.50         (3.03)%           4.23%          4.23%                 N/A                19.43%
 Year ended 12/31/02        $  6.28         (2.82)%           4.26%          4.26%                4.29%              (34.31)%(5)
 Year ended 12/31/01        $  9.56         (2.08)%           3.36%          3.36%                3.41%              (23.43)%
 Year ended 12/31/00        $ 16.59         (2.79)%           2.90%          2.90%                3.18%              (19.91)%
 Year ended 12/31/99        $ 22.34         (1.69)%           3.00%          3.38%                 N/A                40.59%
Class C
 Year ended 12/31/03        $  7.55         (3.03)%           4.23%          4.23%                 N/A                19.27%
 Year ended 12/31/02        $  6.33         (2.82)%           4.26%          4.26%                4.29%              (34.27)%(5)
 Year ended 12/31/01        $  9.63         (2.08)%           3.36%          3.36%                3.41%              (23.48)%
 Year ended 12/31/00        $ 16.69         (2.79)%           2.90%          2.90%                3.18%              (19.96)%
 Year ended 12/31/99        $ 22.48         (1.69)%           3.00%          3.38%                 N/A                40.85%
Class I
 Year ended 12/31/03        $  8.11         (2.03)%           3.23%          3.23%                 N/A                20.51%
 Year ended 12/31/02        $  6.73         (1.82)%           3.26%          3.26%                3.29%              (33.63)%(5)
 Year ended 12/31/01        $ 10.14         (1.08)%           2.36%          2.36%                2.41%              (22.64)%
 Year ended 12/31/00        $ 17.17         (1.79)%           1.90%          1.90%                2.18%              (19.05)%
 Year ended 12/31/99        $ 22.82         (0.69)%           2.00%          2.38%                 N/A                42.00%


[WIDE TABLE CONTINUED FROM ABOVE]




                            Portfolio   Net Assets of
                             Turnover   End of Period
                               Rate     (in thousands)
------------------------------------------------------
OPPORTUNITY FUND
Class A
 Year ended 12/31/03            147%    $  13,818
 Year ended 12/31/02            302%    $  10,018
 Year ended 12/31/01            192%    $  26,057
 Year ended 12/31/00            286%    $  55,499
 Year ended 12/31/99            318%    $  23,977
Class B
 Year ended 12/31/03            147%    $  15,557
 Year ended 12/31/02            302%    $  12,246
 Year ended 12/31/01            192%    $  26,266
 Year ended 12/31/00            286%    $  37,654
 Year ended 12/31/99            318%    $  24,604
Class C
 Year ended 12/31/03            147%    $   7,604
 Year ended 12/31/02            302%    $   6,444
 Year ended 12/31/01            192%    $  17,467
 Year ended 12/31/00            286%    $  27,188
 Year ended 12/31/99            318%    $  18,171
Class I
 Year ended 12/31/03            147%    $  10,881
 Year ended 12/31/02            302%    $   8,561
 Year ended 12/31/01            192%    $  13,222
 Year ended 12/31/00            286%    $  19,603
 Year ended 12/31/99            318%    $  25,472

TWENTY-FIVE FUND
Class A
 Year ended 12/31/03            122%    $   2,081
 Year ended 12/31/02            178%    $   2,611
 Year ended 12/31/01            121%    $   6,525
 Year ended 12/31/00            115%    $  15,353
 Year ended 12/31/99            213%    $  18,020
Class B
 Year ended 12/31/03            122%    $   4,389
 Year ended 12/31/02            178%    $   4,578
 Year ended 12/31/01            121%    $  10,152
 Year ended 12/31/00            115%    $  16,690
 Year ended 12/31/99            213%    $  17,734
Class C
 Year ended 12/31/03            122%    $   1,871
 Year ended 12/31/02            178%    $   2,308
 Year ended 12/31/01            121%    $   5,380
 Year ended 12/31/00            115%    $  11,088
 Year ended 12/31/99            213%    $  14,093
Class I
 Year ended 12/31/03            122%    $   2,721
 Year ended 12/31/02            178%    $   2,914
 Year ended 12/31/01            121%    $   4,663
 Year ended 12/31/00            115%    $   7,300
 Year ended 12/31/99            213%    $  10,001

NOTES TO FINANCIAL STATEMENTS (concluded)


7. FINANCIAL HIGHLIGHTS (CONCLUDED) -- MID-CAP GROWTH FUND AND SCIENCE & TECHNOLOGY FUND Per share data for a share of capital stock outstanding throughout each period and selected supplemental and ratio information for each period indicated, calculated based on average shares outstanding, are as follows:

                                                                          Net Realized
                                             Beginning                         and                     Distributions
                                             Net Asset        Net          Unrealized                    from Net
                                             Value Per     Investment    Gain (Loss) on   Total from     Realized
                                               Share     Income (Loss)     Investments    Operations       Gains
--------------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH FUND
Class A
 Year ended 12/31/03                         $  5.87         (0.28)             2.47           2.19           --
 Year ended 12/31/02                         $  8.26         (0.24)            (2.15)         (2.39)          --
 Year ended 12/31/01                         $ 10.65         (0.21)            (2.06)         (2.27)       (0.12)
 Period from 06/30/00 * to 12/31/00          $ 10.00          0.01              0.95           0.96        (0.31)
Class B
 Year ended 12/31/03                         $  5.76         (0.33)             2.42           2.09           --
 Year ended 12/31/02                         $  8.16         (0.29)            (2.11)         (2.40)          --
 Year ended 12/31/01                         $ 10.61         (0.27)            (2.06)         (2.33)       (0.12)
 Period from 06/30/00 * to 12/31/00          $ 10.00         (0.03)             0.95           0.92        (0.31)
Class C
 Year ended 12/31/03                         $  5.76         (0.33)             2.41           2.08           --
 Year ended 12/31/02                         $  8.16         (0.29)            (2.11)         (2.40)          --
 Year ended 12/31/01                         $ 10.60         (0.27)            (2.05)         (2.32)       (0.12)
 Period from 06/30/00 * to 12/31/00          $ 10.00         (0.03)             0.94           0.91        (0.31)
Class I
 Year ended 12/31/03                         $  5.91         (0.26)             2.49           2.23           --
 Year ended 12/31/02                         $  8.30         (0.23)            (2.16)         (2.39)          --
 Year ended 12/31/01                         $ 10.66         (0.19)            (2.05)         (2.24)       (0.12)
 Period from 06/30/00 * to 12/31/00          $ 10.00          0.02             0.95           0.97         (0.31)

SCIENCE & TECHNOLOGY FUND
Class A
 Year ended 12/31/03                         $  4.75         (0.47)             1.65           1.18           --
 Year ended 12/31/02                         $  8.14         (0.43)            (2.96)         (3.39)          --
 Year ended 12/31/01                         $  9.16         (0.34)            (0.68)         (1.02)          --
 Period from 06/30/00 * to 12/31/00          $ 10.00         (0.05)            (0.79)         (0.84)          --
Class B
 Year ended 12/31/03                         $  4.67         (0.49)             1.59           1.10           --
 Year ended 12/31/02                         $  8.06         (0.46)            (2.93)         (3.39)          --
 Year ended 12/31/01                         $  9.14         (0.39)            (0.69)         (1.08)          --
 Period from 06/30/00 * to 12/31/00          $ 10.00         (0.09)            (0.77)         (0.86)          --
Class C
 Year ended 12/31/03                         $  4.67         (0.49)             1.59           1.10           --
 Year ended 12/31/02                         $  8.06         (0.46)            (2.93)         (3.39)          --
 Year ended 12/31/01                         $  9.14         (0.39)            (0.69)         (1.08)          --
 Period from 06/30/00 * to 12/31/00          $ 10.00         (0.09)            (0.77)         (0.86)          --
Class I
 Year ended 12/31/03                         $  4.78         (0.46)             1.66           1.20           --
 Year ended 12/31/02                         $  8.17         (0.40)            (2.99)         (3.39)          --
 Year ended 12/31/01                         $  9.18         (0.31)            (0.70)         (1.01)          --
 Period from 06/30/00 * to 12/31/00          $ 10.00         (0.04)            (0.78)         (0.82)          --

*   Commencement of operations.
(1) Excluding interest expense, net of reimbursement.
(2) Excluding interest expense, before reimbursement.
(3) Including interest expense, before reimbursement.
(4) Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of distributions and excludes the effects of sales loads. Total investment returns for periods of less than one full year are not annualized. 5Adjusted to an annual basis.

NOTES TO FINANCIAL STATEMENTS (concluded)

                                                                                Ratio to Average Net Assets
                                                         --------------------------------------------------------------------
                                              Ending
                                            Net Asset         Net                                             Gross Expenses
                                            Value Per      Investment           Net           Gross             Including
                                              Share      Income (Loss)       Expenses(1)      Expenses(2)   Interest Expense(3)
-------------------------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH FUND
Class A
 Year ended 12/31/03                         $  8.06         (3.93)%            4.24%          4.24%              N/A
 Year ended 12/31/02                         $  5.87         (3.47)%            4.13%          4.13%              N/A
 Year ended 12/31/01                         $  8.26         (2.45)%            3.20%          3.20%             3.23%
 Period from 06/30/00 * to 12/31/00          $ 10.65          0.18%(5)          2.31%(5)       3.35%(5)           N/A
Class B
 Year ended 12/31/03                         $  7.85         (4.68)%            4.99%          4.99%              N/A
 Year ended 12/31/02                         $  5.76         (4.22)%            4.88%          4.88%              N/A
 Year ended 12/31/01                         $  8.16         (3.20)%            3.95%          3.95%             3.98%
 Period from 06/30/00 * to 12/31/00          $ 10.61         (0.57)%(5)         3.06%(5)       4.10%(5)           N/A
Class C
 Year ended 12/31/03                         $  7.84         (4.68)%            4.99%          4.99%              N/A
 Year ended 12/31/02                         $  5.76         (4.22)%            4.88%          4.88%              N/A
 Year ended 12/31/01                         $  8.16         (3.20)%            3.95%          3.95%             3.98%
 Period from 06/30/00 * to 12/31/00          $ 10.60         (0.57)%(5)         3.06%(5)       4.10%(5)           N/A
Class I
 Year ended 12/31/03                         $  8.14         (3.68)%            3.99%          3.99%              N/A
 Year ended 12/31/02                         $  5.91         (3.22)%            3.88%          3.88%              N/A
 Year ended 12/31/01                         $  8.30         (2.20)%            2.95%          2.95%             2.98%
 Period from 06/30/00 * to 12/31/00          $ 10.66          0.43%(5)          2.06%(5)       3.10%(5)           N/A

SCIENCE & TECHNOLOGY FUND
Class A
 Year ended 12/31/03                         $  5.93         (8.48)%            8.79%          8.79%             8.87%
 Year ended 12/31/02                         $  4.75         (6.95)%            7.48%          7.48%             7.66%
 Year ended 12/31/01                         $  8.14         (4.35)%            4.85%          4.85%             5.00%
 Period from 06/30/00 * to 12/31/00          $  9.16         (0.90)%(5)         2.71%(5)       4.48%(5)           N/A
Class B
 Year ended 12/31/03                         $  5.77         (9.23)%            9.54%          9.54%             9.62%
 Year ended 12/31/02                         $  4.67         (7.70)%            8.23%          8.23%             8.41%
 Year ended 12/31/01                         $  8.06         (5.10)%            5.60%          5.60%             5.75%
 Period from 06/30/00 * to 12/31/00          $  9.14         (1.65)%(5)         3.46%(5)       5.23%(5)           N/A
Class C
 Year ended 12/31/03                         $  5.77         (9.23)%            9.54%          9.54%             9.62%
 Year ended 12/31/02                         $  4.67         (7.70)%            8.23%          8.23%             8.41%
 Year ended 12/31/01                         $  8.06         (5.10)%            5.60%          5.60%             5.75%
 Period from 06/30/00 * to 12/31/00          $  9.14         (1.65)%(5)         3.46%(5)       5.23%(5)           N/A
Class I
 Year ended 12/31/03                         $  5.98         (8.23)%            8.54%          8.54%             8.62%
 Year ended 12/31/02                         $  4.78         (6.70)%            7.23%          7.23%             7.41%
 Year ended 12/31/01                         $  8.17         (4.10)%            4.60%          4.60%             4.75%
 Period from 06/30/00 * to 12/31/00          $  9.18         (0.65)%(5)         2.46%(5)       4.23%(5)           N/A


[WIDE TABLE CONTINUED FROM ABOVE]

                                                            Portfolio    Net Assets at
                                              Total          Turnover    End of Period
                                              Return(4)        Rate      (in thousands)
---------------------------------------------------------------------------------------
MID-CAP GROWTH FUND
Class A
 Year ended 12/31/03                           37.31%          156%          $ 3,788
 Year ended 12/31/02                           28.93)%         276%          $ 3,412
 Year ended 12/31/01                           21.27)%         213%          $ 6,405
 Period from 06/30/00 * to 12/31/00             9.67%          164%          $19,581
Class B
 Year ended 12/31/03                           36.28%          156%          $ 2,888
 Year ended 12/31/02                           29.41)%         276%          $ 2,500
 Year ended 12/31/01                           21.92)%         213%          $ 3,998
 Period from 06/30/00 * to 12/31/00             9.27%          164%          $ 5,054
Class C
 Year ended 12/31/03                           36.11%          156%          $   532
 Year ended 12/31/02                           29.41)%         276%          $   539
 Year ended 12/31/01                           21.84)%         213%          $ 1,397
 Period from 06/30/00 * to 12/31/00             9.17%          164%          $ 3,540
Class I
 Year ended 12/31/03                           37.73%          156%          $   129
 Year ended 12/31/02                          (28.80)%         276%          $   139
 Year ended 12/31/01                          (20.97)%         213%          $   208
 Period from 06/30/00 * to 12/31/00             9.77%          164%          $   594
SCIENCE & TECHNOLOGY FUND
Class A
 Year ended 12/31/03                           24.84%          149%          $   504
 Year ended 12/31/02                          (41.65)%         261%          $   830
 Year ended 12/31/01                          (11.14)%         254%          $ 2,338
 Period from 06/30/00 * to 12/31/00            (8.40)%         162%          $ 6,913
Class B
 Year ended 12/31/03                           23.55%          149%          $   176
 Year ended 12/31/02                          (42.06)%         261%          $   330
 Year ended 12/31/01                          (11.82)%         254%          $   775
 Period from 06/30/00 * to 12/31/00            (8.60)%         162%          $   883
Class C
 Year ended 12/31/03                           23.55%          149%          $   455
 Year ended 12/31/02                          (42.06)%         261%          $   506
 Year ended 12/31/01                          (11.82)%         254%          $ 1,740
 Period from 06/30/00 * to 12/31/00            (8.60)%         162%          $ 3,548
Class I
 Year ended 12/31/03                           25.10%          149%          $   603
 Year ended 12/31/02                          (41.49)%         261%          $   507
 Year ended 12/31/01                          (11.00)%         254%          $   945
 Period from 06/30/00 * to 12/31/00            (8.20)%         162%          $ 1,272


INDEPENDENT AUDITORS' REPORT


TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
The Jundt Growth Fund, Inc. and Jundt Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of The Jundt Growth Fund, Inc. and Jundt U.S. Emerging Growth Fund, Jundt Opportunity Fund, Jundt Twenty-Five Fund, Jundt Mid-Cap Growth Fund and Jundt Science & Technology Fund (funds within Jundt Funds, Inc.) as of December 31, 2003, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, statements of cash flows (for the Jundt Opportunity Fund and Jundt Science & Technology Fund) for the year then ended and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and, where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Jundt Growth Fund, Inc., Jundt U.S. Emerging Growth Fund, Jundt Opportunity Fund, Jundt Twenty-Five Fund, Jundt Mid-Cap Growth Fund and Jundt Science & Technology Fund as of December 31, 2003, results of their operations, changes in their net assets, cash flows and their financial highlights for each of the periods indicated in the paragraph above, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP
Minneapolis, Minnesota
February 13, 2004

DIRECTORS AND OFFICERS

INDEPENDENT DIRECTORS

                                                    Term of            Principal
                             Position(s) Held     Office and          Occupation(s)           Number of Funds           Other
                                 With Fund         Length of          During Past             in Fund Complex     Directorships Held
Name, Address, and Age         Companies(1)     Time Served(2)          5 Years            Overseen by Director      by Director(3)
------------------------------------------------------------------------------------------------------------------------------------
John E. Clute                    Director          1991(4)       Professor of Law, Gonzaga           9           Director of Hecla
1221 West Riverside Avenue                         1995(5)       University School of Law,                       Mining Company
Spokane, WA 99201                                                since 1991; Dean, Gonzaga
Age: 69                                                          University School of Law,
                                                                 from 1991 to 2001.

Floyd Hall                       Director          1991(4)       Chairman and Chief                  9           None
190 Upper Mountain Road                            1995(5)       Executive Officer of Floyd
Montclair, NJ 07042-1918                                         Hall Enterprises (baseball
Age: 65                                                          and ice skating facilities)
                                                                 from 1996 to present;
                                                                 Chairman, President and
                                                                 Chief Executive Officer
                                                                 of K-Mart Corporation from
                                                                 1995 to 2000.

Clark W. Jernigan                Director          1999          Principal, Austin Ventures          9           Director of Staktek
300 W. 6th Street                                                (venture capital firm),                         Holdings Inc.
Austin, TX 78701                                                 Austin, Texas since 2001;
Age: 42                                                          Director of Engineering,
                                                                 Vice President and General
                                                                 Manager, Cirrus Logic, Inc.
                                                                 (consumer electronics
                                                                 solutions), Austin, Texas
                                                                 from 1997 to 2001.

                                                                 Cardiologist, Minneapolis           9           None
Michael R. Mooney                Director          2003          Cardiology Associates,
900 E. 28th St., Suite 300                                       Minneapolis, Minnesota
Minneapolis, MN 55407                                            from 1987 to present.
Age: 50
                                                                 Chairman and President,             9           Director
Darrell R. Wells                 Director          1999          SMC Capital, Inc.                               Downs Inc. and
4350 Brownsboro Road                               1991(4)       (registered investment                          Citizens Financial
Suite 310                                          1995(5)       adviser), Louisville,                           Inc.
Louisville, KY 40207                                             Kentucky.
Age: 61

(1) All positions held are with both The Jundt Growth Fund, Inc. and Jundt Funds, Inc. Each officer and director holds the same position(s) with one other investment company managed by the Adviser.
(2) Officers of The Jundt Growth Fund, Inc. and Jundt Funds, Inc. serve one year terms, subject to annual reappointment by the Board of Directors. Directors of the Fund companies serve a term of indefinite length until the earlier of death, resignation, removal or disqualification, and stand for re-election by shareholders only as and, when required under the Investment Company Act.
(3) Only includes directorships not included in prior column that are held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.
(4) Jundt Growth Fund, Inc.
(5) Jundt Funds, Inc.

INTERESTED DIRECTORS

                                                    Term of            Principal
                             Position(s) Held     Office and          Occupation(s)           Number of Funds           Other
                                 With Fund         Length of          During Past             in Fund Complex     Directorships Held
Name, Address, and Age         Companies(1)     Time Served(2)          5 Years            Overseen by Director      by Director(3)
------------------------------------------------------------------------------------------------------------------------------------
James R. Jundt(4)              Chairman          1991(4)          Chairman of the Board,              9           None
301 Carlson Parkway            of the Board      1995(5)          Chief Executive Officer,
Suite 120                                                         Secretary and portfolio
Minnetonka, MN 55305                                              manager of the Investment
Age: 62                                                           Adviser since its
                                                                  inception in 1982;
                                                                  Chairman of the Board
                                                                  of the Distributorsince
                                                                  1997.

Marcus E. Jundt(5)               President       President        Vice Chairman and                   9           None
301 Carlson Parkway              and Director    since 1999       portfoliomanager of the
Suite 120                                        and Director     Investment Adviser since
Minnetonka, MN 55305                             since 2000       1992; President of the
Age: 38                                                           Distributor since 1997.


(1) All positions held are with both The Jundt Growth Fund, Inc. and Jundt Funds, Inc. Each officer and director holds the same position(s) with one other investment company managed by the Adviser.
(2) Officers of The Jundt Growth Fund, Inc. and Jundt Funds, Inc. serve one year terms, subject to annual reappointment by the Board of Directors. Directors of the Fund companies serve a term of indefinite length until the earlier of death, resignation, removal or disqualification, and stand for re-election by shareholders only as and, when required under the Investment Company Act.
(3) Only includes directorships not included in prior column that are held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.
(4) Jundt Growth Fund, Inc.
(5) Jundt Funds, Inc.

OFFICERS

                                                    Term of            Principal
                             Position(s) Held     Office and          Occupation(s)              Other
                                 With Fund         Length of          During Past          Directorships Held
Name, Address, and Age         Companies(1)     Time Served(2)          5 Years               by Director(3)
-------------------------------------------------------------------------------------------------------------
Gerald M. Fitterer, CPA        Treasurer         2002         Chief Financial Officer of          N/A
301 Carlson Parkway                                           the Investment Adviser since
Suite 120                                                     2002. Vice President of
Minnetonka, MN 55305                                          Finance/Director of Finance,
Age: 36                                                       Zamba Corporation (systems
                                                              integration consulting), 2000
                                                              to 2002. Regional Controller,
                                                              Renaissance Worldwide, Inc.
                                                              (IT consulting), 1997 to 2000.

James E. Nicholson             Secretary         1991(4)      Partner with the law firm of        N/A
2200 Wells Fargo Center                          1995(5)      Faegre & Benson LLP,
90 South Seventh Street                                       Minneapolis, Minnesota,
Minneapolis, MN 55402                                         which has served as general
Age: 52                                                       counsel to the Investment
                                                              Adviser, American Eagle
                                                              Funds, Inc, Jundt Growth
                                                              Fund, Inc., Jundt Funds, Inc.
                                                              and the Distributor since
                                                              their inception.

(1) All positions held are with both The Jundt Growth Fund, Inc. and Jundt Funds, Inc. Each officer and director holds the same position(s) with one other investment company managed by the Adviser.
(2) Officers of The Jundt Growth Fund, Inc. and Jundt Funds, Inc. serve one year terms, subject to annual reappointment by the Board of Directors. Directors of the Fund companies serve a term of indefinite length until the earlier of death, resignation, removal or disqualification, and stand for re-election by shareholders only as and, when required under the Investment Company Act.
(3) Only includes directorships not included in prior column that are held in a company with a class of securities registered pursuant to Section 12 of the Securities and Exchange Act of 1934 or subject to the requirements of
    Section 15(d) of the Securities and Exchange Act, or any company registered as an investment company under the Investment Company Act.
(4) Jundt Growth Fund, Inc.
(5) Jundt Funds, Inc.
(6) James R. Jundt is considered to be an "interested person" (as defined in the Investment Company Act) of The Jundt Growth Fund, Inc. and Jundt Funds, Inc. because of his position as Chairman of the Board, Chief Executive Officer and Secretary of the Adviser and as Chairman of the Board of the Distributor. James R. Jundt is also deemed to be an interested person because he owns 100% of the stock of the Distributor. James R. Jundt is the father of Marcus E. Jundt.
(7) Marcus E. Jundt is considered to be an "interested person" (as defined in the Investment Company Act) of The Jundt Growth Fund, Inc. and Jundt Funds, Inc. because of his position as President of the Funds, as Vice Chairman of the Adviser, and as President of the Distributor. Marcus E. Jundt is also deemed to be an interested person because he owns 95% of the stock of the Adviser. Marcus E. Jundt is the son of James R. Jundt.

                               INVESTMENT ADVISER
                             Jundt Associates, Inc.
                               301 Carlson Parkway
                                    Suite 120
                              Minnetonka, MN 55305

                                   DISTRIBUTOR
                          U.S. Growth Investments, Inc.
                               301 Carlson Parkway
                                    Suite 120
                              Minnetonka, MN 55305

                                  ADMINISTRATOR
                         U.S. Bancorp Fund Services, LLC
                       615 East Michigan Street, 3rd Floor
                         Milwaukee, Wisconsin 53202-5207

                                 TRANSFER AGENT
                         U.S. Bancorp Fund Services, LLC
                       615 East Michigan Street, 3rd Floor
                         Milwaukee, Wisconsin 53202-5207

                                    CUSTODIAN
                                 U.S. Bank, N.A.
                                625 Walnut Street
                              Cincinnati, OH 45202

                              INDEPENDENT AUDITORS
                                    KPMG LLP
                             4200 Wells Fargo Center
                             90 South Seventh Street
                              Minneapolis, MN 55402

                                  LEGAL COUNSEL
                               Faegre & Benson LLP
                             2200 Wells Fargo Center
                             90 South Seventh Street
                              Minneapolis, MN 55402


FOR MORE INFORMATION CONCERNING EACH FUND (INCLUDING FEES, EXPENSES AND RISKS ASSOCIATED WITH AN INVESTMENT IN EACH FUND), CONTACT THE FUND AT 1-800-370-0612 OR YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE INVESTING. PAST PERFORMANCE SHOWN IN THIS REPORT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

CERTAIN PERFORMANCE INFORMATION CONTAINED HEREIN RELATING TO JUNDT GROWTH FUND, JUNDT U.S. EMERGING GROWTH FUND, JUNDT OPPORTUNITY FUND, JUNDT TWENTY-FIVE FUND, JUNDT MID-CAP GROWTH FUND AND JUNDT SCIENCE & TECHNOLOGY FUND REFLECTS THE REIMBURSEMENT AND/OR WAIVER BY JUNDT ASSOCIATES, INC., EACH FUND'S INVESTMENT ADVISER, OF CERTAIN FEES AND EXPENSES.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY THE FUNDS' CURRENT PROSPECTUS.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT THE FUNDS' OFFICERS AND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING 1-800-370-0612.

A DESCRIPTION OF THE POLICIES AND PROCEDURES THAT THE FUNDS USE TO DETERMINE HOW TO VOTE PROXIES RELATING TO PORTFOLIO SECURITIES IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1-800-370-0612.

ITEM 2.  CODE OF ETHICS.

         As of the end of the period covered in this report, the Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in the instructions to Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         Darrell R. Wells, a member of the Audit Committee, has been determined by the board of directors in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in the instructions to Form N-CSR. In addition, Mr. Wells is an "independent" member of the Audit Committee as defined in the instructions to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) AUDIT FEES - The aggregate audit fees billed to the Registrant by its principal accountant, KPMG LLP ("KPMG"), for the years ending December 31, 2003 and 2002 were $76,595 and $74,317, respectively.

         (b) AUDIT-RELATED FEES - The aggregate audit-related fees billed to the Registrant by KPMG for the years ending December 31, 2003 and 2002 were $0 and $0, respectively.

                  The aggregate audit-related services billed by KPMG to the Registrant's investment adviser, Jundt Associates, Inc. ("Jundt Associates"), and any entity controlling, controlled by, or under common control with Jundt Associates that provides ongoing services to the Registrant, for the years ending December 31, 2003 and 2002 were $0 and $0, respectively.

         (c) TAX FEES - The aggregate tax fees billed to the Registrant by KPMG for the years ending December 31, 2003 and 2002 were $12,792 and $15,231, respectively. These fees were for review of tax returns and supporting schedules and review of excise distribution calculations.

                  The aggregate tax fees billed by KPMG to Jundt Associates and any entity controlling, controlled by, or under common control with Jundt Associates that provides ongoing services to the Registrant for the years ending December 31, 2003 and 2002 were $2,900 and $2,780, respectively.

         (d) ALL OTHER FEES - The aggregate other fees billed to the Registrant by KPMG for the years ending December 31, 2003 and 2002 were $0 and $0, respectively.

                  The aggregate other services billed by KPMG to Jundt Associates and any entity controlling, controlled by, or under common control with Jundt Associates that provides ongoing services to the Registrant for the years ending December 31, 2003 and 2002 were $0 and $0, respectively.

         (e)      (1)      Approval is required of all audit and significant
                           permitted non-audit engagements of KPMG, prior to the commencement of any such engagement, including pre-approval not only of services provided directly to the Registrant but also services provided to Jundt
                           Associates and any entity controlling, controlled by, or under common control with Jundt Associates that provides ongoing services to the Registrant where the nature of the services provided has a direct relationship to the operations or financial reporting of the Registrant; pre-approval may be given up to one year in advance of the audit or non-audit activity for which pre-approval is sought.

                           In any instance in which it may become necessary or desirable for the audit committee to grant immediate pre-approval of a non-material permissible non-audit service to be provided either by KPMG or by another audit firm, such pre-approval may be procured in writing from the chair of the Registrant's audit committee or, in the event of his or her unavailability, from any other member of the audit committee, as alternates. Any such pre-approval shall be subject to consideration and review by the audit committee at its next meeting.

         (e)      (2)      None of the services described in paragraphs (b)
                           through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule
                           2-01 of Regulation S-X.

         (f)      Not applicable.

         (g) For the years ending December 31, 2003 and 2002, the aggregate non-audit fees billed by KPMG to the Registrant, and to Jundt Associates and any entity controlling, controlled by, or under common control with Jundt Associates that provides ongoing services to the Registrant were $15,692 and $18,011, respectively.

         (h)      Since the effective date of the requirements of paragraph
                  (c)(7)(ii) of Rule 2-01 of Regulation S-X, the audit committee has pre-approved all non-audit services rendered to Jundt Associates and any entity controlling, controlled by, or under common control with Jundt Associates that provides ongoing services to the Registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.
         Not applicable

ITEM 6. [RESERVED].

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
         Not applicable

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
         Not applicable

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
         Not applicable

ITEM 10. CONTROLS AND PROCEDURES.

         (a) The Registrant's President and Treasurer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this form N-CSR was recorded, processed, summarized, and reported timely.

         (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

         (a)      (1)      Any code of ethics, or amendment thereto, that is the
                           subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the
                           Item 2 requirements through filing of an exhibit.
                           Filed herewith.

         (a)      (2)      Certification pursuant to Section 302 of the
                           Sarbanes-Oxley Act of 2002. Filed herewith.

         (a)      (3)      Any written solicitation to purchase securities under
                           Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report or on behalf of the registrant to 10 or more persons. Not applicable.

         (b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      JUNDT FUNDS, INC.



                                      By   /s/ James R. Jundt
                                           -------------------------------------
                                           James R. Jundt, Chairman of the Board
                                      Date            March 5, 2004
                                           -------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


                                      By   /s/ Marcus E. Jundt
                                           -------------------------------------
                                                Marcus E. Jundt, President
                                      Date              March 5, 2004
                                           -------------------------------------


                                      By   /s/ Gerald M. Fitterer
                                           -------------------------------------
                                              Gerald M. Fitterer, Treasurer
                                      Date              March 5, 2004
                                           -------------------------------------